UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-03583

Fidelity Mt. Vernon Street Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2019

Item 1.

Reports to Stockholders

Fidelity® Growth Company Fund

Annual Report

November 30, 2019

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

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Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2019	Past 1 year	Past 5 years	Past 10 years
Fidelity® Growth Company Fund	22.05%	14.94%	16.93%
Class K	22.15%	15.04%	17.06%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Growth Company Fund, a class of the fund, on November 30, 2009.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Period Ending Values
$47,776	Fidelity® Growth Company Fund
$40,850	Russell 3000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks continued to roll for the year ending November 30, 2019, with the S&P 500® index soaring 16.11% and marking history as the longest and strongest bull market ever, despite persistent, nagging concerns about global growth and trade. After a rough December 2018, upbeat company earnings, along with signs the Fed may pause on rates, boosted stocks to an all-time high on April 30. In May, however, volatility spiked and the index sunk as trade negotiations between the U.S. and China broke down. The bull market roared back to recorded a series of highs in July, when the Fed, affirming a dovish shift in policy, cut interest rates for the first time since 2008. Volatility intensified in August, however, as the Treasury yield curve inverted for the first time since 2007, which some investors viewed as a sign the U.S. economy could be heading for recession. The market proved resilient, however, achieving a new high on October 30, when the Fed lowered rates for the third time this year. The rally continued with a strong November (+4%). Information technology (+32%) led the way, as investors regained comfort taking on risk. Communication services (+21%) also stood out, followed by real estate (+18%) and utilities (+17%). In contrast, energy (-8%) was by far the weakest group – struggling amid sluggish oil prices – while several solid gainers nonetheless fell short of the market: health care (+7%), consumer staples and materials (+13% each), financials and consumer discretionary (+14% each), and industrials (+16%).

Comments from Portfolio Manager Steven Wymer:  For the fiscal year, the fund’s share classes gained about 22%, outpacing the 20.28% advance of the benchmark Russell 3000® Growth Index. The fund’s outperformance of the benchmark the past 12 months was driven by stock picking, particularly within the health care, consumer discretionary and communication services sectors. Canadian e-commerce platform Shopify, an out-of-benchmark holding that gained roughly 122%, was the top individual relative contributor, as the firm continued to execute well. An overweighting in digital media player Roku (+295%) also notably helped. The company’s streaming players and Roku-powered televisions continued to grow in popularity, as they provide a cost-effective and convenient way to watch television. Yoga-inspired athletic retailer lululemon athletica (+70%) was another notable relative contributor. The firm executed well in three initiatives beyond its core women’s business: men’s, online and international (especially in Asia). Conversely, notable detractors versus the benchmark included overweightings in three lagging sectors: health care, energy and consumer discretionary. The biggest individual relative detractor was underweighted exposure to large benchmark component and consumer electronics giant Apple (+52%). After reporting weak sales of its iPhone® device for the 2018 holiday season, Apple’s smartphone sales stabilized, while investors began to appreciate the firm’s growing services and wearables business. Lastly, it hurt to overweight online home goods retailer Wayfair, which returned -20% the past 12 months.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2019

% of fund's net assets
Apple, Inc.	6.0
Amazon.com, Inc.	5.9
NVIDIA Corp.	5.6
Microsoft Corp.	4.5
Alphabet, Inc. Class A	3.9
lululemon athletica, Inc.	3.4
Salesforce.com, Inc.	3.3
Facebook, Inc. Class A	2.7
Shopify, Inc. Class A	2.3
Alphabet, Inc. Class C	2.2
39.8

Top Five Market Sectors as of November 30, 2019

% of fund's net assets
Information Technology	35.9
Health Care	18.9
Consumer Discretionary	18.9
Communication Services	13.1
Industrials	5.1

Asset Allocation (% of fund's net assets)

As of November 30, 2019*
Stocks	98.7%
Convertible Securities	1.2%
Short-Term Investments and Net Other Assets (Liabilities)	0.1%

 * Foreign investments - 10.6%

Schedule of Investments November 30, 2019

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value (000s)
COMMUNICATION SERVICES - 13.1%
Diversified Telecommunication Services - 0.1%
Verizon Communications, Inc.	722,409	$43,518
Entertainment - 3.1%
Activision Blizzard, Inc.	2,178,609	119,453
Electronic Arts, Inc. (a)	470,065	47,481
Lions Gate Entertainment Corp. Class A (b)	87,133	815
Live Nation Entertainment, Inc. (a)	155,190	10,834
NetEase, Inc. ADR	162,232	51,155
Netflix, Inc. (a)	918,184	288,916
Nintendo Co. Ltd.	68,100	26,371
Roku, Inc. Class A (a)(b)	3,920,300	628,699
Sea Ltd. ADR (a)	1,832,823	67,888
The Walt Disney Co.	782,364	118,591
		1,360,203
Interactive Media & Services - 9.2%
Alphabet, Inc.:
Class A (a)	1,303,392	1,699,740
Class C (a)	740,604	966,459
CarGurus, Inc. Class A (a)	326,962	13,108
Facebook, Inc. Class A (a)	5,873,878	1,184,409
Match Group, Inc. (b)	188,612	13,293
Pinterest, Inc. Class A	180,098	3,508
Snap, Inc. Class A (a)(b)	4,141,393	63,156
Tencent Holdings Ltd.	803,200	33,891
Twitter, Inc. (a)	482,377	14,910
		3,992,474
Media - 0.2%
Comcast Corp. Class A	1,937,426	85,537
Turn, Inc. (Escrow) (a)(c)(d)	984,774	655
		86,192
Wireless Telecommunication Services - 0.5%
T-Mobile U.S., Inc. (a)	2,857,841	224,483

TOTAL COMMUNICATION SERVICES		5,706,870

CONSUMER DISCRETIONARY - 18.8%
Automobiles - 0.8%
Tesla, Inc. (a)(b)	1,081,596	356,862
Hotels, Restaurants & Leisure - 0.9%
Chipotle Mexican Grill, Inc. (a)	48,408	39,400
Hyatt Hotels Corp. Class A (b)	180,473	14,582
Marriott International, Inc. Class A	97,589	13,698
McDonald's Corp.	275,269	53,534
Planet Fitness, Inc. (a)	304,255	22,491
Shake Shack, Inc. Class A (a)(b)	147,946	9,170
Starbucks Corp.	1,656,331	141,500
Yum China Holdings, Inc.	1,110,050	49,419
Yum! Brands, Inc.	226,830	22,835
		366,629
Household Durables - 0.1%
Lennar Corp. Class A	795,006	47,422
Internet & Direct Marketing Retail - 7.9%
Alibaba Group Holding Ltd. sponsored ADR (a)	995,439	199,088
Amazon.com, Inc. (a)	1,420,597	2,558,211
Ctrip.com International Ltd. ADR (a)	391,047	12,998
eBay, Inc.	575,829	20,453
Etsy, Inc. (a)	167,056	7,249
JD.com, Inc. sponsored ADR (a)	2,696,761	88,049
Ocado Group PLC (a)	4,902,600	84,012
The Booking Holdings, Inc. (a)	64,138	122,121
The Honest Co., Inc. (a)(c)(d)	39,835	527
The RealReal, Inc. (b)	583,681	10,039
Wayfair LLC Class A (a)(b)	4,033,054	342,487
		3,445,234
Leisure Products - 0.2%
Callaway Golf Co.	417,876	8,683
Peloton Interactive, Inc.	2,549,928	80,851
		89,534
Multiline Retail - 0.4%
Dollar General Corp.	234,959	36,973
Dollar Tree, Inc. (a)	877,367	80,244
Ollie's Bargain Outlet Holdings, Inc. (a)	174,108	11,387
Target Corp.	305,318	38,168
		166,772
Specialty Retail - 2.0%
Carvana Co. Class A (a)	1,087,399	103,651
Five Below, Inc. (a)	68,987	8,534
Lowe's Companies, Inc.	1,591,391	186,686
RH (a)(b)	833,664	171,393
The Home Depot, Inc.	1,514,175	333,891
TJX Companies, Inc.	1,405,795	85,936
		890,091
Textiles, Apparel & Luxury Goods - 6.5%
adidas AG	1,872,124	583,230
Allbirds, Inc. (a)(c)(d)	61,486	2,937
Canada Goose Holdings, Inc. (a)(b)	1,561,270	59,580
lululemon athletica, Inc. (a)(e)	6,611,874	1,492,234
NIKE, Inc. Class B	2,128,476	198,991
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	9,090,975	365,639
Tory Burch LLC:
Class A (a)(c)(d)(f)	950,844	63,050
Class B (a)(c)(d)(f)	324,840	22,612
Under Armour, Inc. Class C (non-vtg.) (a)	681,510	11,790
VF Corp.	322,406	28,546
		2,828,609

TOTAL CONSUMER DISCRETIONARY		8,191,153

CONSUMER STAPLES - 3.9%
Beverages - 1.9%
Boston Beer Co., Inc. Class A (a)	126,951	48,790
Budweiser Brewing Co. APAC Ltd. (a)(g)	5,105,900	18,198
Fever-Tree Drinks PLC	1,156,847	32,736
Keurig Dr. Pepper, Inc. (b)	4,562,950	141,178
Monster Beverage Corp. (a)	4,527,023	270,807
PepsiCo, Inc.	505,815	68,705
The Coca-Cola Co.	4,151,602	221,696
		802,110
Food & Staples Retailing - 0.9%
Costco Wholesale Corp.	705,336	211,467
Kroger Co.	7,037,448	192,404
		403,871
Food Products - 0.3%
Bunge Ltd.	1,036,323	55,319
Darling International, Inc. (a)	1,500,358	35,709
Mondelez International, Inc.	638,682	33,556
The Hershey Co.	145,187	21,511
		146,095
Household Products - 0.2%
Church & Dwight Co., Inc.	654,249	45,954
Colgate-Palmolive Co.	291,776	19,788
Kimberly-Clark Corp.	81,360	11,093
Procter & Gamble Co.	141,973	17,329
		94,164
Personal Products - 0.3%
Coty, Inc. Class A	4,561,084	52,635
Godrej Consumer Products Ltd.	451,576	4,563
Herbalife Nutrition Ltd. (a)	161,580	7,370
Unilever NV	687,725	40,915
		105,483
Tobacco - 0.3%
Altria Group, Inc.	2,487,506	123,629
JUUL Labs, Inc. Class A (a)(c)(d)	44,067	6,304
Philip Morris International, Inc.	202,011	16,753
		146,686

TOTAL CONSUMER STAPLES		1,698,409

ENERGY - 1.2%
Energy Equipment & Services - 0.1%
Baker Hughes, A GE Co. Class A	577,657	12,951
Oil, Gas & Consumable Fuels - 1.1%
EOG Resources, Inc.	1,202,977	85,291
Hess Corp.	3,638,424	225,910
Noble Energy, Inc.	1,385,929	28,772
PDC Energy, Inc. (a)	254,274	5,780
Reliance Industries Ltd.	5,312,380	114,849
Valero Energy Corp.	325,916	31,122
		491,724

TOTAL ENERGY		504,675

FINANCIALS - 2.0%
Banks - 1.1%
Bank of America Corp.	3,534,704	117,776
First Bancorp, Puerto Rico	1,163,628	12,218
HDFC Bank Ltd. sponsored ADR	1,908,584	117,855
JPMorgan Chase & Co.	1,279,413	168,575
Signature Bank	62,380	7,695
Wells Fargo & Co.	714,953	38,936
		463,055
Capital Markets - 0.7%
BlackRock, Inc. Class A	215,034	106,422
Charles Schwab Corp.	3,725,363	184,405
Edelweiss Financial Services Ltd.	6,327,164	10,886
T. Rowe Price Group, Inc.	216,883	26,798
		328,511
Consumer Finance - 0.2%
American Express Co.	482,743	57,987
Discover Financial Services	421,694	35,789
		93,776

TOTAL FINANCIALS		885,342

HEALTH CARE - 18.3%
Biotechnology - 10.9%
AbbVie, Inc.	1,100,100	96,512
ACADIA Pharmaceuticals, Inc. (a)(e)	7,874,303	356,627
Agios Pharmaceuticals, Inc. (a)	2,098,457	81,630
Alector, Inc. (b)	644,886	12,021
Alexion Pharmaceuticals, Inc. (a)	861,559	98,166
Alkermes PLC (a)	1,907,899	40,104
Allakos, Inc. (a)(b)	200,990	19,094
Allogene Therapeutics, Inc. (a)(b)	1,194,669	33,666
Alnylam Pharmaceuticals, Inc. (a)	5,108,750	598,439
Amgen, Inc.	948,518	222,636
AnaptysBio, Inc. (a)	82,496	1,113
Argenx SE ADR (a)	218,355	32,327
Arrowhead Pharmaceuticals, Inc. (a)(b)	271,267	19,805
Ascendis Pharma A/S sponsored ADR (a)	70,957	8,173
aTyr Pharma, Inc.	143,070	701
Axcella Health, Inc.	955,264	3,821
BeiGene Ltd. (a)	1,623,253	24,925
BeiGene Ltd. ADR (a)	2,076,112	422,053
Biogen, Inc. (a)	45,549	13,656
BioNTech AG	3,351,258	66,295
BioNTech SE ADR (a)	474,122	10,421
bluebird bio, Inc. (a)	710,225	57,486
Blueprint Medicines Corp. (a)	439,383	36,047
Bridgebio Pharma, Inc.	290,789	8,433
Calyxt, Inc. (a)	1,452,492	5,345
Cellectis SA sponsored ADR (a)	757,751	10,533
ChemoCentryx, Inc. (a)	2,740,277	83,113
Cibus Corp.:
Series C (a)(c)(d)(f)	4,523,810	7,616
Series D (a)(c)(d)(f)	2,741,040	3,426
Coherus BioSciences, Inc. (a)	346,231	6,229
Constellation Pharmaceuticals, Inc. (a)	475,066	22,119
Crinetics Pharmaceuticals, Inc. (a)(b)	189,511	3,707
CRISPR Therapeutics AG (a)	70,900	5,080
Cyclerion Therapeutics, Inc. (a)	335,643	621
Cyclerion Therapeutics, Inc. (c)	543,695	1,006
Denali Therapeutics, Inc. (a)(b)	584,712	10,402
Eidos Therapeutics, Inc. (a)(b)	140,549	7,917
Evelo Biosciences, Inc. (a)(b)	1,505,029	6,788
Exact Sciences Corp. (a)	251,057	20,338
Exelixis, Inc. (a)	3,956,270	65,793
Fate Therapeutics, Inc. (a)	2,751,816	42,983
G1 Therapeutics, Inc. (a)	312,818	6,757
Homology Medicines, Inc. (a)	972,892	15,566
Hookipa Pharma, Inc.	89,933	909
Intercept Pharmaceuticals, Inc. (a)	177,476	19,233
Ionis Pharmaceuticals, Inc. (a)(e)	8,260,574	528,346
Iovance Biotherapeutics, Inc. (a)	315,023	7,192
Ironwood Pharmaceuticals, Inc. Class A (a)	3,257,507	39,155
Karuna Therapeutics, Inc. (a)	1,196,882	86,032
Karuna Therapeutics, Inc.	365,628	24,967
Lexicon Pharmaceuticals, Inc. (a)(b)(e)	5,815,587	20,529
Macrogenics, Inc. (a)	374,873	3,550
Mirati Therapeutics, Inc. (a)	288,816	29,104
Moderna, Inc. (b)	6,218,007	126,599
Momenta Pharmaceuticals, Inc. (a)(e)	6,005,607	100,894
Morphic Holding, Inc.	406,486	6,455
Neon Therapeutics, Inc. (a)	801,205	913
Principia Biopharma, Inc. (a)	218,583	7,832
Protagonist Therapeutics, Inc. (a)	720,812	6,271
Prothena Corp. PLC (a)	1,239,532	15,891
Regeneron Pharmaceuticals, Inc. (a)	447,981	165,305
Rhythm Pharmaceuticals, Inc. (a)(b)	380,033	8,532
Rigel Pharmaceuticals, Inc. (a)(e)	10,288,442	23,046
Rubius Therapeutics, Inc. (a)(b)	3,912,007	30,122
Sage Therapeutics, Inc. (a)	2,267,066	350,874
Sarepta Therapeutics, Inc. (a)	332,506	37,404
Scholar Rock Holding Corp. (a)	994,433	8,463
Seres Therapeutics, Inc. (a)	3,049,851	12,047
Synthorx, Inc.	390,926	6,998
Syros Pharmaceuticals, Inc. (a)(e)	1,223,871	6,242
Syros Pharmaceuticals, Inc. (a)(e)(g)	938,007	4,784
Syros Pharmaceuticals, Inc. warrants 10/10/22 (a)	122,030	114
The Medicines Company (a)(b)	1,477,918	124,441
Translate Bio, Inc. (a)(e)	3,065,941	30,813
Turning Point Therapeutics, Inc.	229,440	12,899
Ultragenyx Pharmaceutical, Inc. (a)	203,188	8,056
uniQure B.V. (a)	831,913	46,304
UNITY Biotechnology, Inc. (a)(b)	2,217,584	17,120
Vertex Pharmaceuticals, Inc. (a)	555,721	123,231
Xencor, Inc. (a)	1,307,024	51,497
Zai Lab Ltd. ADR (a)	1,975,647	78,631
		4,760,285
Health Care Equipment & Supplies - 4.1%
Abbott Laboratories	941,866	80,482
Boston Scientific Corp. (a)	2,168,961	93,808
Danaher Corp.	1,226,443	179,036
DexCom, Inc. (a)	816,317	185,557
Genmark Diagnostics, Inc. (a)	1,329,483	7,419
Insulet Corp. (a)	1,787,946	332,022
Intuitive Surgical, Inc. (a)	434,853	257,824
Novocure Ltd. (a)	4,018,974	370,469
Novocure Ltd. (a)(g)	571,461	52,677
Penumbra, Inc. (a)	861,563	152,428
Presbia PLC (a)(e)	1,157,343	7
Shockwave Medical, Inc. (a)	898,779	35,196
Stryker Corp.	170,780	34,986
		1,781,911
Health Care Providers & Services - 1.0%
Centene Corp. (a)	359,604	21,745
Humana, Inc.	55,924	19,083
Laboratory Corp. of America Holdings (a)	56,356	9,710
Notre Dame Intermedica Participacoes SA	1,511,700	20,149
UnitedHealth Group, Inc.	1,252,011	350,400
		421,087
Health Care Technology - 0.0%
Castlight Health, Inc. Class B (a)	1,469,488	2,043
Health Catalyst, Inc.	117,198	4,656
Teladoc Health, Inc. (a)(b)	177,181	14,837
		21,536
Life Sciences Tools & Services - 0.8%
10X Genomics, Inc. (a)	401,524	26,055
10X Genomics, Inc.	2,870,040	167,613
Adaptive Biotechnologies Corp. (b)	156,314	4,250
Bruker Corp.	174,466	8,931
Illumina, Inc. (a)	44,521	14,281
Thermo Fisher Scientific, Inc.	312,618	98,146
Wuxi Biologics (Cayman), Inc. (a)(g)	3,758,500	42,467
		361,743
Pharmaceuticals - 1.5%
Adimab LLC (a)(c)(d)(f)	3,162,765	146,025
Akcea Therapeutics, Inc. (a)(b)(e)	5,197,409	101,194
Bristol-Myers Squibb Co.	1,173,196	66,802
Bristol-Myers Squibb Co. rights (a)	603,569	1,298
Fulcrum Therapeutics, Inc.	394,604	4,873
Fulcrum Therapeutics, Inc.	329,776	3,869
Hansoh Pharmaceutical Group Co. Ltd. (g)	3,340,000	9,856
Intra-Cellular Therapies, Inc. (a)	2,380,187	23,112
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)	214,320	2,618
Kaleido Biosciences, Inc. (a)(b)	943,618	8,219
MyoKardia, Inc. (a)	1,670,347	108,823
Nektar Therapeutics (a)(b)	4,834,715	98,096
OptiNose, Inc. (a)(b)(e)	2,628,194	24,547
RPI International Holdings LP (a)(c)(d)	130,847	20,410
Sienna Biopharmaceuticals, Inc. (a)(e)	1,995,276	336
Stemcentrx, Inc. rights 12/31/21 (a)(d)	2,065,715	0
Theravance Biopharma, Inc. (a)	1,539,171	33,492
		653,570

TOTAL HEALTH CARE		8,000,132

INDUSTRIALS - 4.9%
Aerospace & Defense - 1.2%
Lockheed Martin Corp.	90,024	35,202
Space Exploration Technologies Corp. Class A (a)(c)(d)	418,210	89,497
The Boeing Co.	958,721	351,064
United Technologies Corp.	386,186	57,287
		533,050
Air Freight & Logistics - 0.2%
FedEx Corp.	26,709	4,275
United Parcel Service, Inc. Class B	590,461	70,696
		74,971
Airlines - 1.1%
Azul SA sponsored ADR (a)	402,939	15,005
Delta Air Lines, Inc.	578,082	33,130
JetBlue Airways Corp. (a)	4,104,536	79,094
Ryanair Holdings PLC sponsored ADR (a)	418,149	34,840
Southwest Airlines Co.	1,373,434	79,165
Spirit Airlines, Inc. (a)	374,379	14,627
United Continental Holdings, Inc. (a)	631,249	58,580
Wheels Up Partners Holdings LLC:
Series B (a)(c)(d)(f)	6,703,518	23,328
Series C (a)(c)(d)(f)	3,466,281	12,063
Series D (a)(c)(d)(f)	2,655,848	9,242
Wizz Air Holdings PLC (a)(g)	2,493,584	127,386
		486,460
Building Products - 0.0%
Resideo Technologies, Inc. (a)	286,990	2,807
Commercial Services & Supplies - 0.0%
HomeServe PLC	1,050,500	16,371
Electrical Equipment - 0.2%
AMETEK, Inc.	21,316	2,110
Eaton Corp. PLC	248,739	23,008
Emerson Electric Co.	349,273	25,797
Generac Holdings, Inc. (a)	135,560	13,353
		64,268
Industrial Conglomerates - 0.6%
3M Co.	346,234	58,780
Honeywell International, Inc.	1,038,508	185,426
		244,206
Machinery - 0.7%
Caterpillar, Inc.	242,107	35,040
Deere & Co.	499,386	83,922
Fortive Corp.	402,738	29,066
Illinois Tool Works, Inc.	252,767	44,065
Ingersoll-Rand PLC	115,597	15,156
Xylem, Inc.	1,021,992	79,215
		286,464
Professional Services - 0.0%
CoStar Group, Inc. (a)	23,480	14,390
Verisk Analytics, Inc.	30,765	4,537
		18,927
Road & Rail - 0.9%
Lyft, Inc.	1,202,203	58,884
Uber Technologies, Inc. (b)	5,309,230	157,153
Union Pacific Corp.	964,707	169,779
		385,816

TOTAL INDUSTRIALS		2,113,340

INFORMATION TECHNOLOGY - 35.6%
Communications Equipment - 0.3%
Arista Networks, Inc. (a)	47,207	9,212
Ciena Corp. (a)	298,567	11,334
Cisco Systems, Inc.	524,631	23,771
Infinera Corp. (a)(e)	12,506,974	79,794
NETGEAR, Inc. (a)	852,698	21,411
		145,522
Electronic Equipment & Components - 0.1%
Arlo Technologies, Inc. (a)(e)	4,229,236	14,633
TE Connectivity Ltd.	76,396	7,083
		21,716
IT Services - 7.0%
Actua Corp. (a)(d)(e)	1,617,358	453
Adyen BV (a)(g)	6,969	5,346
Black Knight, Inc. (a)	456,540	28,767
IBM Corp.	71,651	9,633
MasterCard, Inc. Class A	1,901,867	555,783
MongoDB, Inc. (a)	665,802	99,005
MongoDB, Inc. Class A (a)	91,151	13,554
Okta, Inc. (a)	286,551	37,189
PayPal Holdings, Inc. (a)	4,864,830	525,450
Riskified Ltd. warrants (a)(c)(d)	4,733	0
Shopify, Inc. Class A (a)	2,974,696	1,002,927
Square, Inc. (a)	1,854,455	128,180
Visa, Inc. Class A	3,321,909	612,925
Wix.com Ltd. (a)	447,388	54,085
		3,073,297
Semiconductors & Semiconductor Equipment - 9.3%
Advanced Micro Devices, Inc. (a)	11,273,166	441,344
Applied Materials, Inc.	1,286,257	74,474
ASML Holding NV	366,575	99,203
Broadcom, Inc.	199,827	63,187
Cirrus Logic, Inc. (a)	1,091,453	78,257
Cree, Inc. (a)	661,942	29,264
Intel Corp.	82,315	4,778
KLA-Tencor Corp.	209,893	34,393
Marvell Technology Group Ltd.	3,256,899	85,884
Mellanox Technologies Ltd. (a)	48,100	5,527
Micron Technology, Inc. (a)	2,033,211	96,598
NVIDIA Corp.	11,298,998	2,448,945
Qualcomm, Inc.	692,868	57,889
Silicon Laboratories, Inc. (a)(e)	3,007,774	318,613
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1,439,110	76,402
Texas Instruments, Inc.	1,237,750	148,790
		4,063,548
Software - 12.5%
2U, Inc. (a)(b)	354,403	8,839
Adobe, Inc. (a)	1,423,363	440,574
Atlassian Corp. PLC (a)	380,889	48,415
Autodesk, Inc. (a)	760,921	137,651
Avalara, Inc. (a)	74,772	5,834
Cadence Design Systems, Inc. (a)	256,077	17,989
Cloudflare, Inc. (a)	2,609,241	50,828
Cloudflare, Inc.	2,229,826	39,093
Coupa Software, Inc. (a)	426,056	65,395
Crowdstrike Holdings, Inc. (b)	41,510	2,408
CyberArk Software Ltd. (a)	113,588	13,920
Datadog, Inc. Class A (a)(b)	54,657	2,228
DocuSign, Inc. (a)	55,780	3,972
Elastic NV (a)	195,200	15,501
HubSpot, Inc. (a)	1,402,594	211,792
Intuit, Inc.	434,274	112,429
LivePerson, Inc. (a)	1,215,410	48,240
Medallia, Inc. (b)	622,322	18,894
Microsoft Corp.	12,920,590	1,955,919
Nutanix, Inc. Class A (a)	11,083,057	413,952
Oracle Corp.	2,348,939	131,869
Pagerduty, Inc. (b)	64,870	1,690
Paylocity Holding Corp. (a)	108,926	13,324
Ping Identity Holding Corp. (a)(b)	157,027	3,522
Pluralsight, Inc. (a)	203,182	3,452
Q2 Holdings, Inc. (a)	413,664	34,926
RingCentral, Inc. (a)	50,736	8,750
Salesforce.com, Inc. (a)	8,747,379	1,424,861
Workday, Inc. Class A (a)	20,750	3,717
Zendesk, Inc. (a)	1,771,996	139,988
Zoom Video Communications, Inc. Class A (b)	56,964	4,244
Zscaler, Inc. (a)(b)	1,349,170	70,332
		5,454,548
Technology Hardware, Storage & Peripherals - 6.4%
Apple, Inc.	9,776,742	2,612,834
Pure Storage, Inc. Class A (a)	8,436,507	135,575
Samsung Electronics Co. Ltd.	885,615	37,710
		2,786,119

TOTAL INFORMATION TECHNOLOGY		15,544,750

MATERIALS - 0.4%
Chemicals - 0.2%
CF Industries Holdings, Inc.	1,460,031	67,468
Corteva, Inc.	179,197	4,663
Dow, Inc. (b)	296,846	15,843
DowDuPont, Inc.	133,474	8,650
LG Chemical Ltd.	9,697	2,516
The Mosaic Co.	228,568	4,354
		103,494
Metals & Mining - 0.2%
Barrick Gold Corp. (Canada)	4,804,700	80,826

TOTAL MATERIALS		184,320

REAL ESTATE - 0.3%
Equity Real Estate Investment Trusts (REITs) - 0.3%
American Tower Corp.	591,330	126,562
Ant International Co. Ltd. Class C (a)(c)(d)	1,658,265	12,238
		138,800
UTILITIES - 0.0%
Electric Utilities - 0.0%
ORSTED A/S (g)	178,100	16,414
TOTAL COMMON STOCKS
(Cost $17,559,523)		42,984,205

Preferred Stocks - 1.4%
Convertible Preferred Stocks - 1.2%
COMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
Altiostar Networks, Inc. Series A1 (a)(c)(d)	699,106	2,985
CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.1%
MOD Super Fast Pizza Holdings LLC:
Series 3 (a)(c)(d)(f)	56,343	8,030
Series 4 (a)(c)(d)(f)	5,142	733
Series 5 (a)(c)(d)(f)	20,652	2,943
Neutron Holdings, Inc. Series D (c)(d)	17,893,728	4,339
Topgolf International, Inc. Series F (a)(c)(d)	819,532	11,473
		27,518
Internet & Direct Marketing Retail - 0.0%
Reddit, Inc. Series B (a)(c)(d)	384,303	11,779
The Honest Co., Inc.:
Series C (a)(c)(d)	92,950	3,593
Series D (a)(c)(d)	69,363	3,174
		18,546
Textiles, Apparel & Luxury Goods - 0.0%
Allbirds, Inc.:
Series A (a)(c)(d)	24,267	1,159
Series B (a)(c)(d)	4,263	204
Series C (a)(c)(d)	40,746	1,946
ORIC Pharmaceuticals, Inc.:
Series C (a)(c)(d)	1,416,666	4,675
Series D (c)(d)	175,319	579
		8,563
TOTAL CONSUMER DISCRETIONARY		54,627
CONSUMER STAPLES - 0.1%
Food & Staples Retailing - 0.1%
Blink Health LLC Series C (c)(d)	643,820	24,578
Sweetgreen, Inc.:
Series C (c)(d)	5,291	90
Series D (c)(d)	85,105	1,455
Series H (c)(d)	705,259	12,060
Series I (c)(d)	200,582	3,430
		41,613
Food Products - 0.0%
Agbiome LLC Series C (a)(c)(d)	1,060,308	9,458
Tobacco - 0.0%
JUUL Labs, Inc. Series E (a)(c)(d)	22,033	3,152
TOTAL CONSUMER STAPLES		54,223
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Paragon Biosciences Emalex Capital, Inc. Series B (c)(d)	416,094	4,240
Insurance - 0.0%
Clover Health Series D (a)(c)(d)	863,631	2,954
TOTAL FINANCIALS		7,194
HEALTH CARE - 0.5%
Biotechnology - 0.3%
23andMe, Inc. Series F (a)(c)(d)	590,383	8,165
Generation Bio Series B (a)(c)(d)	831,800	7,561
Immunocore Ltd. Series A (a)(c)(d)	67,323	8,375
Intarcia Therapeutics, Inc.:
Series CC (a)(c)(d)	1,051,411	42,519
Series DD (a)(c)(d)	1,543,687	62,427
Nuvation Bio, Inc. Series A (c)(d)(h)	13,044,100	10,062
		139,109
Health Care Providers & Services - 0.0%
Mulberry Health, Inc. Series A-8 (a)(c)(d)	2,790,742	14,372
Health Care Technology - 0.1%
Codiak Biosciences, Inc.:
Series A 8.00% (a)(c)(d)	589,863	2,141
Series B 8.00% (a)(c)(d)	1,917,058	6,959
Series C, 8.00% (a)(c)(d)	2,688,186	9,758
		18,858
Pharmaceuticals - 0.1%
Allovir, Inc. Series B (c)(d)	1,225,771	9,990
Castle Creek Pharmaceutical Holdings, Inc. Series B (a)(c)(d)	16,803	6,920
Harmony Biosciences II, Inc.:
Series A (a)(c)(d)	10,934,380	21,431
Series C (c)(d)	2,033,272	3,985
Nohla Therapeutics, Inc. Series B (a)(c)(d)	9,124,200	0
		42,326
TOTAL HEALTH CARE		214,665
INDUSTRIALS - 0.2%
Aerospace & Defense - 0.1%
Space Exploration Technologies Corp. Series G (a)(c)(d)	216,276	46,283
Professional Services - 0.1%
YourPeople, Inc. Series C (a)(c)(d)	5,833,137	18,841
TOTAL INDUSTRIALS		65,124
INFORMATION TECHNOLOGY - 0.3%
Internet Software & Services - 0.1%
Starry, Inc.:
Series B (a)(c)(d)	9,869,159	14,113
Series C (a)(c)(d)	5,234,614	7,485
Series D (c)(d)	5,078,764	7,263
		28,861
IT Services - 0.0%
AppNexus, Inc. Series E (Escrow) (a)(c)(d)	923,523	891
Riskified Ltd. Series E (c)(d)	22,562	5,367
		6,258
Software - 0.2%
Bird Rides, Inc.:
Series C (c)(d)	348,328	4,500
Series D (c)(d)	415,100	5,362
Dataminr, Inc. Series D (a)(c)(d)	1,773,901	30,547
Jet.Com, Inc. Series B1 (Escrow) (a)(c)(d)	7,578,338	0
Outset Medical, Inc.:
Series C (a)(c)(d)	1,244,716	2,079
Series D (a)(c)(d)	1,525,901	2,716
Taboola.Com Ltd. Series E (a)(c)(d)	1,337,420	32,392
UiPath, Inc.:
Series A1 (c)(d)	195,690	7,701
Series B1 (c)(d)	9,749	384
Series B2 (c)(d)	48,550	1,911
		87,592
TOTAL INFORMATION TECHNOLOGY		122,711
REAL ESTATE - 0.0%
Real Estate Management & Development - 0.0%
Sonder Canada, Inc. Series D (c)(d)	965,896	10,138

TOTAL CONVERTIBLE PREFERRED STOCKS		531,667

Nonconvertible Preferred Stocks - 0.2%
CONSUMER DISCRETIONARY - 0.0%
Textiles, Apparel & Luxury Goods - 0.0%
Allbirds, Inc. (a)(c)(d)	13,038	623
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Petroleo Brasileiro SA - Petrobras (PN) sponsored ADR (non-vtg.)	2,243,750	30,784
FINANCIALS - 0.0%
Banks - 0.0%
Itau Unibanco Holding SA	414,500	3,391
HEALTH CARE - 0.1%
Biotechnology - 0.0%
Yumanity Holdings LLC:
Class A (a)(c)(d)	464,607	3,062
Class B (a)(c)(d)	336,308	2,216
		5,278
Pharmaceuticals - 0.1%
Castle Creek Pharmaceutical Holdings, Inc. Series A4 (a)(c)(d)	46,864	19,301
TOTAL HEALTH CARE		24,579

TOTAL NONCONVERTIBLE PREFERRED STOCKS		59,377

TOTAL PREFERRED STOCKS
(Cost $541,947)		591,044
	Principal Amount (000s)	Value (000s)

Preferred Securities - 0.0%
HEALTH CARE - 0.0%
Biotechnology - 0.0%
Intarcia Therapeutics, Inc. 6% 7/18/21(c)(d)
(Cost $13,682)	13,682	14,309
	Shares	Value (000s)

Money Market Funds - 2.4%
Fidelity Cash Central Fund 1.61% (i)	62,448,429	62,461
Fidelity Securities Lending Cash Central Fund 1.61% (i)(j)	967,961,270	968,058
TOTAL MONEY MARKET FUNDS
(Cost $1,030,510)		1,030,519
TOTAL INVESTMENT IN SECURITIES - 102.3%
(Cost $19,145,662)		44,620,077
NET OTHER ASSETS (LIABILITIES) - (2.3)%		(987,614)
NET ASSETS - 100%		$43,632,463

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $992,116,000 or 2.3% of net assets.

 (d) Level 3 security

 (e) Affiliated company

 (f) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $277,128,000 or 0.6% of net assets.

 (h) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (j) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
23andMe, Inc. Series F	8/31/17	$8,197
Adimab LLC	9/17/14 - 6/5/15	$47,869
Agbiome LLC Series C	6/29/18	$6,716
Allbirds, Inc.	10/9/18	$3,372
Allbirds, Inc.	10/9/18	$715
Allbirds, Inc. Series A	10/9/18	$1,331
Allbirds, Inc. Series B	10/9/18	$234
Allbirds, Inc. Series C	10/9/18	$2,234
Allovir, Inc. Series B	5/8/19	$9,990
Altiostar Networks, Inc. Series A1	1/10/17	$3,216
Ant International Co. Ltd. Class C	5/16/18	$9,303
AppNexus, Inc. Series E (Escrow)	8/1/14	$1,665
Bird Rides, Inc. Series C	12/21/18	$4,091
Bird Rides, Inc. Series D	9/30/19	$5,362
Blink Health LLC Series C	11/7/19	$24,578
Castle Creek Pharmaceutical Holdings, Inc. Series A4	9/29/16	$15,506
Castle Creek Pharmaceutical Holdings, Inc. Series B	10/9/18	$6,920
Cibus Corp. Series C	2/16/18	$9,500
Cibus Corp. Series D	5/10/19	$3,426
Clover Health Series D	6/7/17	$8,099
Codiak Biosciences, Inc. Series A 8.00%	11/12/15	$590
Codiak Biosciences, Inc. Series B 8.00%	11/12/15	$5,751
Codiak Biosciences, Inc. Series C, 8.00%	11/17/17	$10,182
Cyclerion Therapeutics, Inc.	4/2/19	$8,052
Dataminr, Inc. Series D	2/18/15 - 3/6/15	$22,617
Generation Bio Series B	2/21/18	$7,607
Harmony Biosciences II, Inc. Series A	9/22/17	$10,934
Harmony Biosciences II, Inc. Series C	8/9/19	$3,985
Immunocore Ltd. Series A	7/27/15	$12,669
Intarcia Therapeutics, Inc. Series CC	11/14/12	$14,331
Intarcia Therapeutics, Inc. Series DD	3/17/14	$50,000
Intarcia Therapeutics, Inc. 6% 7/18/21	2/26/19	$13,682
Jet.Com, Inc. Series B1 (Escrow)	3/19/18	$0
JUUL Labs, Inc. Class A	7/6/18	$1,299
JUUL Labs, Inc. Series E	7/6/18	$650
MOD Super Fast Pizza Holdings LLC Series 3	11/3/16	$7,719
MOD Super Fast Pizza Holdings LLC Series 4	12/14/17	$720
MOD Super Fast Pizza Holdings LLC Series 5	5/15/19	$2,943
Mulberry Health, Inc. Series A-8	1/20/16	$18,851
Neutron Holdings, Inc. Series D	1/25/19	$4,339
Nohla Therapeutics, Inc. Series B	5/1/18	$4,161
Nuvation Bio, Inc. Series A	6/17/19	$10,062
ORIC Pharmaceuticals, Inc. Series C	2/6/18	$4,250
ORIC Pharmaceuticals, Inc. Series D	6/28/19	$579
Outset Medical, Inc. Series C	4/19/17	$3,226
Outset Medical, Inc. Series D	8/20/18	$4,746
Paragon Biosciences Emalex Capital, Inc. Series B	9/18/19	$4,240
Reddit, Inc. Series B	7/26/17	$5,456
Riskified Ltd. Series E	10/28/19	$5,367
Riskified Ltd. warrants	10/28/19	$0
RPI International Holdings LP	5/21/15 - 3/23/16	$16,269
Sonder Canada, Inc. Series D	5/21/19	$10,138
Space Exploration Technologies Corp. Class A	10/16/15 - 4/6/17	$38,201
Space Exploration Technologies Corp. Series G	1/20/15	$16,753
Starry, Inc. Series B	12/1/16	$5,339
Starry, Inc. Series C	12/8/17	$4,826
Starry, Inc. Series D	3/6/19	$7,263
Sweetgreen, Inc. Series C	9/13/19	$90
Sweetgreen, Inc. Series D	9/13/19	$1,455
Sweetgreen, Inc. Series H	11/9/18	$9,197
Sweetgreen, Inc. Series I	9/13/19	$3,430
Taboola.Com Ltd. Series E	12/22/14	$13,943
The Honest Co., Inc.	8/21/14	$1,078
The Honest Co., Inc. Series C	8/21/14	$2,515
The Honest Co., Inc. Series D	8/3/15	$3,174
Topgolf International, Inc. Series F	11/10/17	$11,337
Tory Burch LLC Class A	5/14/15	$67,653
Tory Burch LLC Class B	12/31/12	$17,505
Turn, Inc. (Escrow)	4/11/17	$591
UiPath, Inc. Series A1	6/14/19	$7,701
UiPath, Inc. Series B1	6/14/19	$384
UiPath, Inc. Series B2	6/14/19	$1,911
Wheels Up Partners Holdings LLC Series B	9/18/15	$19,040
Wheels Up Partners Holdings LLC Series C	6/22/17	$10,815
Wheels Up Partners Holdings LLC Series D	5/16/19	$9,242
YourPeople, Inc. Series C	5/1/15	$86,920
Yumanity Holdings LLC Class A	2/8/16	$3,140
Yumanity Holdings LLC Class B	6/19/18	$2,815

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$1,649
Fidelity Securities Lending Cash Central Fund	10,583
Total	$12,232

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds(a)	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
ACADIA Pharmaceuticals, Inc.	$138,324	$51,951	$23,052	$--	$20,001	$169,403	$356,627
Actua Corp.	1,135	--	75	--	75	(682)	453
Akcea Therapeutics, Inc.	177,899	19,794	15,742	--	5,485	(86,242)	101,194
Alkermes PLC	291,143	--	174,020	--	(5,070)	(71,949)	--
Alnylam Pharmaceuticals, Inc.	411,703	43,264	37,898	--	21,551	159,819	--
Arlo Technologies, Inc.	43,020	68	20,116	--	(44,780)	(17,520)	14,633
aTyr Pharma, Inc.	1,353	--	59	--	(1,025)	432	--
Calyxt, Inc.	19,399	--	1,447	--	(997)	(11,610)	--
Evelo Biosciences, Inc.	9,020	--	--	--	--	2,960	--
Evelo Biosciences, Inc.	6,669	425	866	--	(427)	(10,993)	--
Infinera Corp.	56,075	3,466	5,813	--	409	25,657	79,794
Intra-Cellular Therapies, Inc.	54,509	--	13,354	--	(37,956)	19,913	--
Ionis Pharmaceuticals, Inc.	465,471	71,638	47,905	--	34,753	4,389	528,346
Lexicon Pharmaceuticals, Inc.	53,573	1,154	4,525	--	(5,430)	(24,243)	20,529
lululemon athletica, Inc.	959,027	6,072	119,545	--	105,983	540,697	1,492,234
Momenta Pharmaceuticals, Inc.	60,109	17,735	7,293	--	929	29,414	100,894
NETGEAR, Inc.	130,806	511	49,082	--	(10,982)	4,119	--
OptiNose, Inc.	7,812	--	--	--	--	3,479	--
OptiNose, Inc.	10,454	4,326	1,364	--	(167)	7	24,547
Presbia PLC	888	7	15	--	(296)	(577)	7
Rigel Pharmaceuticals, Inc.	32,270	796	2,892	--	(4,031)	(3,097)	23,046
Seres Therapeutics, Inc.	12,834	2,703	909	--	187	(9,735)	--
Seres Therapeutics, Inc.	4,783	--	--	--	--	2,184	--
Sienna Biopharmaceuticals, Inc.	5,702	--	--	--	--	1,200	--
Sienna Biopharmaceuticals, Inc.	8,483	2,415	116	--	(355)	(16,993)	336
Silicon Laboratories, Inc.	279,754	14,752	32,703	--	16,202	40,608	318,613
Syros Pharmaceuticals, Inc.	8,321	4,541	3,961	--	(3,568)	909	6,242
Syros Pharmaceuticals, Inc.	6,388	--	--	--	--	(1,604)	4,784
Translate Bio, Inc.	--	--	--	--	--	--	--
Translate Bio, Inc.	3,037	8,241	2,010	--	717	2,867	30,813
Translate Bio, Inc.	13,693	--	--	--	--	4,268	--
UNITY Biotechnology, Inc.	8,762	6,686	1,372	--	(355)	(12,494)	--
UNITY Biotechnology, Inc.	15,350	--	--	--	--	543	--
	$3,297,766	$260,545	$566,134	$--	$90,853	$745,129	$3,103,092

 (a) Includes the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$5,709,855	$5,645,953	$60,262	$3,640
Consumer Discretionary	8,246,403	8,021,176	80,851	144,376
Consumer Staples	1,752,632	1,651,190	40,915	60,527
Energy	535,459	535,459	--	--
Financials	895,927	888,733	--	7,194
Health Care	8,239,376	7,559,797	262,858	416,721
Industrials	2,178,464	1,979,210	--	199,254
Information Technology	15,667,461	15,505,204	39,093	123,164
Materials	184,320	184,320	--	--
Real Estate	148,938	126,562	--	22,376
Utilities	16,414	16,414	--	--
Preferred Securities	14,309	--	--	14,309
Money Market Funds	1,030,519	1,030,519	--	--
Total Investments in Securities:	$44,620,077	$43,144,537	$483,979	$991,561

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Equities - Health Care
Beginning Balance	$589,961
Net Realized Gain (Loss) on Investment Securities	(1,304)
Net Unrealized Gain (Loss) on Investment Securities	(82,248)
Cost of Purchases	27,586
Proceeds of Sales	(117,274)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$416,721
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2019	$3,642
Other Investments in Securities
Beginning Balance	$740,119
Net Realized Gain (Loss) on Investment Securities	2,439
Net Unrealized Gain (Loss) on Investment Securities	(112,404)
Cost of Purchases	108,799
Proceeds of Sales	(164,113)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$574,840
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2019	$79,450

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	89.4%
Canada	2.6%
Cayman Islands	2.6%
Germany	1.5%
Bailiwick of Jersey	1.2%
Others (Individually Less Than 1%)	2.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2019
Assets
Investment in securities, at value (including securities loaned of $938,995) — See accompanying schedule: Unaffiliated issuers (cost $16,528,651)	$40,486,466
Fidelity Central Funds (cost $1,030,510)	1,030,519
Other affiliated issuers (cost $1,586,501)	3,103,092
Total Investment in Securities (cost $19,145,662)		$44,620,077
Cash		358
Restricted cash		261
Foreign currency held at value (cost $13)		13
Receivable for investments sold		100,453
Receivable for fund shares sold		12,174
Dividends receivable		29,785
Distributions receivable from Fidelity Central Funds		497
Prepaid expenses		69
Other receivables		2,108
Total assets		44,765,795
Liabilities
Payable for investments purchased
Regular delivery	$45,635
Delayed delivery	5,031
Payable for fund shares redeemed	82,104
Accrued management fee	24,727
Other affiliated payables	3,587
Other payables and accrued expenses	4,217
Collateral on securities loaned	968,031
Total liabilities		1,133,332
Net Assets		$43,632,463
Net Assets consist of:
Paid in capital		$16,780,447
Total accumulated earnings (loss)		26,852,016
Net Assets		$43,632,463
Net Asset Value and Maximum Offering Price
Growth Company:
Net Asset Value, offering price and redemption price per share ($28,860,844 ÷ 1,339,961 shares)		$21.54
Class K:
Net Asset Value, offering price and redemption price per share ($14,771,619 ÷ 684,810 shares)		$21.57

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2019
Investment Income
Dividends		$254,713
Income from Fidelity Central Funds (including $10,583 from security lending)		12,232
Total income		266,945
Expenses
Management fee
Basic fee	$227,271
Performance adjustment	66,097
Transfer agent fees	42,096
Accounting and security lending fees	2,300
Custodian fees and expenses	581
Independent trustees' fees and expenses	244
Registration fees	385
Audit	119
Legal	78
Interest	28
Miscellaneous	285
Total expenses before reductions	339,484
Expense reductions	(526)
Total expenses after reductions		338,958
Net investment income (loss)		(72,013)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,751,045
Redemptions in-kind with affiliated entities	560,520
Fidelity Central Funds	(2)
Other affiliated issuers	90,853
Foreign currency transactions	(158)
Total net realized gain (loss)		4,402,258
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $1,881)	3,311,224
Affiliated issuers	745,129
Assets and liabilities in foreign currencies	(95)
Total change in net unrealized appreciation (depreciation)		4,056,258
Net gain (loss)		8,458,516
Net increase (decrease) in net assets resulting from operations		$8,386,503

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2019	Year ended November 30, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(72,013)	$(14,309)
Net realized gain (loss)	4,402,258	3,644,929
Change in net unrealized appreciation (depreciation)	4,056,258	(988,735)
Net increase (decrease) in net assets resulting from operations	8,386,503	2,641,885
Distributions to shareholders	(2,255,301)	(1,899,438)
Share transactions - net increase (decrease)	(3,581,880)	(1,331,921)
Total increase (decrease) in net assets	2,549,322	(589,474)
Net Assets
Beginning of period	41,083,141	41,672,615
End of period	$43,632,463	$41,083,141

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Growth Company Fund

Years ended November 30,	2019	2018 A	2017 A	2016 A	2015 A
Selected Per–Share Data
Net asset value, beginning of period	$18.79	$18.53	$14.28	$14.35	$13.65
Income from Investment Operations
Net investment income (loss)B	(.04)	(.01)C	(.01)	.01	–
Net realized and unrealized gain (loss)	3.81	1.12	5.08	.47	1.17
Total from investment operations	3.77	1.11	5.07	.48	1.17
Distributions from net investment income	–	–	(.01)	–	(.01)
Distributions from net realized gain	(1.02)	(.85)	(.81)	(.55)	(.46)
Total distributions	(1.02)	(.85)	(.82)	(.55)	(.47)
Net asset value, end of period	$21.54	$18.79	$18.53	$14.28	$14.35
Total ReturnD	22.05%	6.19%	37.34%	3.48%	8.90%
Ratios to Average Net AssetsE,F
Expenses before reductions	.83%	.85%	.85%	.77%	.88%
Expenses net of fee waivers, if any	.83%	.85%	.85%	.77%	.87%
Expenses net of all reductions	.83%	.85%	.85%	.77%	.87%
Net investment income (loss)	(.20)%	(.07)%C	(.04)%	.07%	(.01)%
Supplemental Data
Net assets, end of period (in millions)	$28,861	$25,615	$25,256	$21,114	$23,513
Portfolio turnover rateG	16%H	18%H	15%H	19%H	18%H

 A Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on August 10, 2018.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.19) %.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Growth Company Fund Class K

Years ended November 30,	2019	2018 A	2017 A	2016 A	2015 A
Selected Per–Share Data
Net asset value, beginning of period	$18.80	$18.52	$14.27	$14.34	$13.64
Income from Investment Operations
Net investment income (loss)B	(.02)	–C,D	.01	.02	.01
Net realized and unrealized gain (loss)	3.81	1.13	5.07	.47	1.17
Total from investment operations	3.79	1.13	5.08	.49	1.18
Distributions from net investment income	–	–D	(.02)	(.01)	(.03)
Distributions from net realized gain	(1.02)	(.85)	(.81)	(.55)	(.45)
Total distributions	(1.02)	(.85)	(.83)	(.56)	(.48)
Net asset value, end of period	$21.57	$18.80	$18.52	$14.27	$14.34
Total ReturnE	22.15%	6.28%	37.47%	3.59%	9.01%
Ratios to Average Net AssetsF,G
Expenses before reductions	.75%	.76%	.75%	.66%	.77%
Expenses net of fee waivers, if any	.75%	.76%	.75%	.66%	.77%
Expenses net of all reductions	.75%	.76%	.75%	.66%	.77%
Net investment income (loss)	(.12)%	.02%C	.06%	.17%	.09%
Supplemental Data
Net assets, end of period (in millions)	$14,772	$15,468	$16,416	$14,739	$17,587
Portfolio turnover rateH	16%I	18%I	15%I	19%I	18%I

 A Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on August 10, 2018.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.11) %.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2019
(Amounts in thousands except percentages)

1. Organization.

Fidelity Growth Company Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth Company and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, and the income approach and cost approach and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique (s)	Unobservable Input	Amount or Range / Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$977,254	Market comparable	Enterprise value/Sales multiple (EV/S)	0.4 - 15.7 / 4.6	Increase
			Transaction price	$0.77 - $411.85 / $100.82	Increase
			Discount rate	6.0% - 75.0% / 37.7%	Decrease
			Discount for lack of marketability	10.0% - 15.0% / 14.7%	Decrease
			Premium rate	6.9% - 172.9% / 49.7%	Increase
			Enterprise value/EBITDA multiple (EV/E)	11.6	Increase
			Liquidity preference	$14.90 - $45.76 / $22.06	Increase
			Conversion ratio	1.3 - 4.0 / 2.9	Increase
			Proxy discount	0.6% - 22.7% / 7.0%	Decrease
		Recovery value	Recovery value	0.0% - 1.0% / 0.7%	Increase
		Market approach	Transaction price	$0.00 - $237.86 / $105.45	Increase
		Discounted cash flow	Discount rate	10.0% - 11.0% / 10.5%	Decrease
			Growth rate	3.5%	Increase
			Probability rate	6.3%	Increase
Preferred Securities	$14,309	Market approach	Transaction price	$100.00	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2019, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $2,071 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), redemptions in kind, partnerships, deferred trustees compensation, losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$26,750,109
Gross unrealized depreciation	(1,478,718)
Net unrealized appreciation (depreciation)	$25,271,391
Tax Cost	$19,348,686

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$1,645,912
Net unrealized appreciation (depreciation) on securities and other investments	$25,271,230

The Fund intends to elect to defer to its next fiscal year $61,170 of ordinary losses recognized during the period January 1, 2019 to November 30, 2019.

The tax character of distributions paid was as follows:

	November 30, 2019	November 30, 2018
Ordinary Income	$–	$ 1,324
Long-term Capital Gains	2,255,301	1,898,114
Total	$2,255,301	$ 1,899,438

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $299,329 in these Subsidiaries, representing .69% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and each Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Any cash held by the Subsidiaries is restricted as to its use and is presented as Restricted cash in the Statement of Assets and Liabilities.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $6,881,764 and $8,871,777, respectively.

Unaffiliated Redemptions In-Kind. During the period, 149,484 shares of the Fund were redeemed in-kind for investments and cash with a value of $2,837,703. The net realized gain of $2,012,389 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Unaffiliated Redemptions In-Kind. During the prior period, 93,489* shares of the Fund were redeemed in-kind for investments and cash with a value of $1,799,315. The Fund had a net realized gain of $1,264,532 on investments delivered through the in-kind redemptions. The amount of the redemptions is included in share transactions activity shown in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

*Share activity prior to August 10, 2018 has been adjusted to reflect the impact of the 10 for 1 share split that occurred on that date.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Growth Company as compared to its benchmark index, the Russell 3000 Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .69% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Growth Company	$35,236.13
Class K	6,860.05
	$42,096

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to an annual rate of .01%.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Growth Company Fund	$231

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$44,553	2.55%	$28

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Redemptions In-Kind. During the period, 40,528 shares of the Fund were redeemed in-kind for investments and cash with a value of $789,114. The net realized gain of $560,520 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $1,419.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $112 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to NFS, as affiliated borrower, at period end was $11,996. Total fees paid by the Fund to NFS, as lending agent, amounted to $257. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $1,877 from securities loaned to NFS, as affiliated borrower.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $177 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $43.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $306.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended November 30, 2019	Year ended November 30, 2018
Distributions to shareholders
Growth Company	$1,424,494	$1,149,671
Class K	830,807	749,767
Total	$2,255,301	$1,899,438

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2019	Year ended November 30, 2018(a)	Year ended November 30, 2019	Year ended November 30, 2018
Growth Company
Shares sold	180,739	248,528	$3,351,066	$4,759,280
Reinvestment of distributions	83,397	58,986	1,317,674	1,059,253
Shares redeemed	(287,594)(b),(c)	(307,305)(d)	(5,449,107)(b),(c)	(5,899,459)(d)
Net increase (decrease)	(23,458)	209	$(780,367)	$(80,926)
Class K
Shares sold	107,306	187,471	$2,022,758	$3,588,943
Reinvestment of distributions	52,532	41,745	830,534	749,542
Shares redeemed	(297,834)(b),(c)	(292,620)(d)	(5,654,805)(b),(c)	(5,589,480)(d)
Net increase (decrease)	(137,996)	(63,404)	$(2,801,513)	$(1,250,995)

 (a) Share activity prior to August 10, 2018 has been adjusted to reflect the impact of the 10 for 1 share split that occurred on that date.

 (b) Amount includes in-kind redemptions (see the Affiliated Redemptions In-Kind note for additional details).

 (c) Amount includes in-kind redemptions (see the Unaffiliated Redemptions In-Kind note for additional details).

 (d) Amount includes in-kind redemptions (see the Prior Fiscal Year Unaffiliated Redemptions In-Kind note for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Effective January 1, 2020, following any required regulatory notices and approvals:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Fidelity Investments Institutional Operations Company, Inc. (FIIOC) converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Mt. Vernon Street Trust and Shareholders of Fidelity Growth Company Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Growth Company Fund (the "Fund"), a fund of Fidelity Mt. Vernon Street Trust, including the schedule of investments, as of November 30, 2019, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2019, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

January 14, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 302 funds. Mr. Wiley oversees 199 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as Secretary and CLO of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2019 to November 30, 2019).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2019	Ending Account Value November 30, 2019	Expenses Paid During Period-B June 1, 2019 to November 30, 2019
Growth Company	.82%
Actual		$1,000.00	$1,175.80	$4.47
Hypothetical-C		$1,000.00	$1,020.96	$4.15
Class K	.73%
Actual		$1,000.00	$1,176.80	$3.98
Hypothetical-C		$1,000.00	$1,021.41	$3.70

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Growth Company Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Growth Company Fund
Growth Company	12/30/19	12/27/19	$0.821
Class K	12/30/19	12/27/19	$0.821

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2019, $1,801,904,536, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Growth Company Fund

At its November 2019 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve an amended and restated management contract and amended and restated sub-advisory agreements (together, the Amended and Restated Contracts) for the fund, effective January 1, 2020, for a one month period through January 31, 2020, in connection with an upcoming consolidation of certain of Fidelity's advisory businesses.

The Board considered that, on or about January 1, 2020, each of FMR Co., Inc. (FMRC), Fidelity Investments Money Management, Inc. (FIMM), and SelectCo, LLC (SelectCo) will merge with and into Fidelity Management & Research Company (FMR) and that, after the merger, FMR will redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that the Amended and Restated Contracts would be updated to reflect the renamed adviser, Fidelity Management & Research Company LLC and its new form of organization and domicile. The Board also noted that the Amended and Restated Contracts will not change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees or expenses paid by the fund.

The Board concluded that the fund's Amended and Restated Contracts are fair and reasonable, and that the fund's Advisory Contracts should be approved through January 31, 2020.

In connection with its consideration of future renewals of the fund's Amended and Restated Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Amended and Restated Contracts should be approved.

GCF-ANN-0120
1.539089.122

Fidelity® New Millennium Fund®

Annual Report

November 30, 2019

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2019	Past 1 year	Past 5 years	Past 10 years
Fidelity® New Millennium Fund®	12.82%	8.83%	12.79%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® New Millennium Fund® on November 30, 2009.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$33,321	Fidelity® New Millennium Fund®
$35,289	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks continued to roll for the year ending November 30, 2019, with the S&P 500® index soaring 16.11% and marking history as the longest and strongest bull market ever, despite persistent, nagging concerns about global growth and trade. After a rough December 2018, upbeat company earnings, along with signs the Fed may pause on rates, boosted stocks to an all-time high on April 30. In May, however, volatility spiked and the index sunk as trade negotiations between the U.S. and China broke down. The bull market roared back to recorded a series of highs in July, when the Fed, affirming a dovish shift in policy, cut interest rates for the first time since 2008. Volatility intensified in August, however, as the Treasury yield curve inverted for the first time since 2007, which some investors viewed as a sign the U.S. economy could be heading for recession. The market proved resilient, however, achieving a new high on October 30, when the Fed lowered rates for the third time this year. The rally continued with a strong November (+4%). Information technology (+32%) led the way, as investors regained comfort taking on risk. Communication services (+21%) also stood out, followed by real estate (+18%) and utilities (+17%). In contrast, energy (-8%) was by far the weakest group – struggling amid sluggish oil prices – while several solid gainers nonetheless fell short of the market: health care (+7%), consumer staples and materials (+13% each), financials and consumer discretionary (+14% each), and industrials (+16%).

Comments from Portfolio Manager John Roth:  For the fiscal year, the fund advanced 12.82%, underperforming the 16.11% gain of the benchmark, the S&P 500® index. An underweighting and choices in the strong-performing information technology sector significantly detracted from the fund’s relative result. In particular, not owning tech giants Apple and Microsoft – index components that outperformed – hurt more than any other stock choices. Healthy growth for subscription services fueled Apple’s revenue, while Microsoft benefited from demand for its Azure cloud-computing services unit. Positioning in energy also hurt, as better-than-expected oil production by U.S. shale companies and increased worries about future demand led to a steep decline for crude prices that dented profits in the sector. Holding Exxon Mobil, as well as non-benchmark energy positions Legacy Reserves, Golar LNG, and Borr Drilling, notably weighed on the fund's relative return. The fund did not hold Legacy Reserves at period end. On the positive side, an overweighted stake in multinational conglomerate General Electric (GE) boosted the fund’s relative performance more than any other position. GE reported four quarters of relatively stable financial results the past 12 months with no major negative news and improved cash management. Elsewhere, not owning Johnson & Johnson and Pfizer, two large underperforming pharmaceuticals stocks in the benchmark, added value.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2019

% of fund's net assets
General Electric Co.	5.2
Bank of America Corp.	2.9
Exxon Mobil Corp.	2.6
Comcast Corp. Class A	2.3
Berkshire Hathaway, Inc. Class B	2.2
American International Group, Inc.	2.0
UnitedHealth Group, Inc.	1.8
Walmart, Inc.	1.7
Amgen, Inc.	1.6
Wells Fargo & Co.	1.6
23.9

Top Five Market Sectors as of November 30, 2019

% of fund's net assets
Financials	20.7
Industrials	15.1
Health Care	12.8
Consumer Discretionary	12.5
Energy	9.4

Asset Allocation (% of fund's net assets)

As of November 30, 2019*
Stocks	97.6%
Convertible Securities	0.6%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	1.7%

 * Foreign investments – 14.1%

Schedule of Investments November 30, 2019

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value (000s)
COMMUNICATION SERVICES - 5.3%
Diversified Telecommunication Services - 1.7%
Cogent Communications Group, Inc.	147,300	$9,233
Verizon Communications, Inc.	706,500	42,560
		51,793
Entertainment - 0.4%
Trion World, Inc. (a)(b)(c)	1,062,359	0
WME Entertainment Parent, LLC Class A (a)(b)(c)(d)	3,848,154	10,352
		10,352
Media - 2.5%
Comcast Corp. Class A	1,536,900	67,854
Sinclair Broadcast Group, Inc. Class A	220,000	7,663
		75,517
Wireless Telecommunication Services - 0.7%
Sprint Corp. (a)	3,617,400	21,415

TOTAL COMMUNICATION SERVICES		159,077

CONSUMER DISCRETIONARY - 12.3%
Automobiles - 1.8%
Aston Martin Lagonda Global Holdings PLC (a)(e)(f)	1,233,500	8,780
Fiat Chrysler Automobiles NV	1,363,300	20,109
General Motors Co.	461,700	16,621
Tesla, Inc. (a)	21,900	7,226
		52,736
Hotels, Restaurants & Leisure - 0.8%
ARAMARK Holdings Corp.	233,300	10,181
Drive Shack, Inc. (a)	2,114,780	8,121
Wynn Resorts Ltd.	56,700	6,852
		25,154
Household Durables - 1.6%
D.R. Horton, Inc.	357,500	19,788
Mohawk Industries, Inc. (a)	86,700	12,083
NVR, Inc. (a)	4,540	17,215
		49,086
Internet & Direct Marketing Retail - 0.6%
The Booking Holdings, Inc. (a)	9,400	17,898
Leisure Products - 1.5%
American Outdoor Brands Corp. (a)	299,754	2,620
New Academy Holding Co. LLC unit (a)(b)(c)(g)	66,000	2,018
Peloton Interactive, Inc.	1,222,216	38,753
Peloton Interactive, Inc. Class A (a)(e)	73,700	2,596
		45,987
Multiline Retail - 1.0%
Dollar General Corp.	137,500	21,637
Dollar Tree, Inc. (a)	91,200	8,341
		29,978
Specialty Retail - 2.9%
AutoZone, Inc. (a)	11,800	13,899
Best Buy Co., Inc.	138,100	11,136
National Vision Holdings, Inc. (a)	472,600	14,273
Tiffany & Co., Inc.	139,600	18,678
TJX Companies, Inc.	471,600	28,829
		86,815
Textiles, Apparel & Luxury Goods - 2.1%
Allbirds, Inc. (a)(b)(c)	4,447	212
Brunello Cucinelli SpA	822,600	30,471
PVH Corp.	126,000	12,217
Tapestry, Inc.	396,300	10,657
Under Armour, Inc. Class A (sub. vtg.) (a)(e)	422,600	7,983
		61,540

TOTAL CONSUMER DISCRETIONARY		369,194

CONSUMER STAPLES - 6.7%
Beverages - 0.3%
Diageo PLC sponsored ADR	53,700	8,777
Food & Staples Retailing - 3.1%
Kroger Co.	552,300	15,100
Performance Food Group Co. (a)	303,900	14,302
U.S. Foods Holding Corp. (a)	333,300	13,255
Walmart, Inc.	430,200	51,233
		93,890
Food Products - 1.0%
Danone SA	172,900	14,227
Greencore Group PLC	5,431,161	17,062
		31,289
Household Products - 1.2%
Kimberly-Clark Corp.	78,900	10,757
Procter & Gamble Co.	195,000	23,802
		34,559
Personal Products - 1.1%
Edgewell Personal Care Co. (a)	371,200	11,567
Unilever NV	358,200	21,310
		32,877

TOTAL CONSUMER STAPLES		201,392

ENERGY - 9.3%
Energy Equipment & Services - 1.1%
Borr Drilling Ltd. (a)(e)	816,640	5,304
Oceaneering International, Inc. (a)	523,752	7,024
Odfjell Drilling Ltd. (a)	4,267,598	11,774
Pacific Drilling SA (a)	394,783	1,125
TechnipFMC PLC	302,000	5,690
		30,917
Oil, Gas & Consumable Fuels - 8.2%
BP PLC sponsored ADR	670,873	25,104
Cabot Oil & Gas Corp.	601,800	9,593
Cheniere Energy, Inc. (a)	212,900	12,889
Energy Transfer Equity LP	748,800	8,843
Exxon Mobil Corp.	1,134,900	77,321
GasLog Ltd.	438,641	4,106
Golar LNG Ltd.	638,100	8,308
Hess Corp.	550,800	34,199
Kosmos Energy Ltd.	2,814,400	16,802
New Fortress Energy LLC	495,000	7,410
The Williams Companies, Inc.	994,797	22,602
Valero Energy Corp.	194,000	18,525
		245,702

TOTAL ENERGY		276,619

FINANCIALS - 20.7%
Banks - 7.4%
Bank of America Corp.	2,594,300	86,442
HDFC Bank Ltd. sponsored ADR	271,100	16,740
PNC Financial Services Group, Inc.	242,600	37,169
SunTrust Banks, Inc.	263,812	18,688
Wells Fargo & Co.	860,400	46,857
Wintrust Financial Corp.	227,800	15,470
		221,366
Capital Markets - 3.2%
Goldman Sachs Group, Inc.	95,100	21,050
Morgan Stanley	360,700	17,847
Northern Trust Corp.	141,800	15,207
The NASDAQ OMX Group, Inc.	181,700	19,042
TPG Specialty Lending, Inc.	1,021,081	22,045
		95,191
Consumer Finance - 0.3%
Shriram Transport Finance Co. Ltd.	465,600	7,315
Diversified Financial Services - 2.2%
Berkshire Hathaway, Inc. Class B (a)	302,800	66,707
Insurance - 5.8%
American International Group, Inc.	1,125,900	59,290
Arch Capital Group Ltd. (a)	698,500	29,316
Chubb Ltd.	227,709	34,493
First American Financial Corp.	135,200	8,601
FNF Group	302,200	14,394
Hiscox Ltd.	450,307	7,938
MetLife, Inc.	412,100	20,568
		174,600
Thrifts & Mortgage Finance - 1.8%
Housing Development Finance Corp. Ltd.	379,068	12,137
Radian Group, Inc.	1,651,923	42,686
		54,823

TOTAL FINANCIALS		620,002

HEALTH CARE - 12.5%
Biotechnology - 1.6%
Amgen, Inc.	205,900	48,329
Health Care Equipment & Supplies - 2.5%
Becton, Dickinson & Co.	104,100	26,910
Boston Scientific Corp. (a)	577,900	24,994
Danaher Corp.	162,100	23,663
		75,567
Health Care Providers & Services - 5.4%
Centene Corp. (a)	252,100	15,244
Cigna Corp.	103,900	20,772
CVS Health Corp.	268,600	20,218
Henry Schein, Inc. (a)	259,100	17,852
Notre Dame Intermedica Participacoes SA	1,009,560	13,456
UnitedHealth Group, Inc.	197,100	55,162
Universal Health Services, Inc. Class B	137,100	19,124
		161,828
Life Sciences Tools & Services - 1.1%
Agilent Technologies, Inc.	160,500	12,964
Bruker Corp.	373,222	19,105
		32,069
Pharmaceuticals - 1.9%
Bristol-Myers Squibb Co.	388,000	22,093
Catalent, Inc. (a)	221,093	11,495
Prestige Brands Holdings, Inc. (a)	267,000	10,085
Roche Holding AG (participation certificate)	37,520	11,567
		55,240

TOTAL HEALTH CARE		373,033

INDUSTRIALS - 15.0%
Aerospace & Defense - 4.7%
General Dynamics Corp.	199,800	36,312
Huntington Ingalls Industries, Inc.	137,600	34,630
Kratos Defense & Security Solutions, Inc. (a)	860,500	15,541
Northrop Grumman Corp.	113,100	39,785
Space Exploration Technologies Corp.:
Class A (a)(b)(c)	58,589	12,538
Class C (a)(b)(c)	818	175
		138,981
Air Freight & Logistics - 0.3%
XPO Logistics, Inc. (a)	117,900	9,749
Commercial Services & Supplies - 1.1%
IAA Spinco, Inc. (a)	215,800	9,782
KAR Auction Services, Inc. (e)	225,000	4,752
Stericycle, Inc. (a)	178,000	11,182
U.S. Ecology, Inc.	142,656	7,845
		33,561
Construction & Engineering - 0.5%
AECOM (a)	216,200	9,368
Argan, Inc.	188,500	6,907
		16,275
Electrical Equipment - 0.5%
Melrose Industries PLC	5,179,528	15,380
Industrial Conglomerates - 5.2%
General Electric Co.	13,676,700	154,135
Machinery - 1.0%
Donaldson Co., Inc.	253,000	14,188
Gardner Denver Holdings, Inc. (a)	253,100	8,572
Pentair PLC	148,600	6,590
		29,350
Marine - 0.5%
Goodbulk Ltd. (a)(c)	959,290	14,045
Road & Rail - 1.2%
Knight-Swift Transportation Holdings, Inc. Class A	400,286	14,807
Lyft, Inc.	282,644	13,844
Uber Technologies, Inc.	253,100	7,492
		36,143

TOTAL INDUSTRIALS		447,619

INFORMATION TECHNOLOGY - 6.9%
Communications Equipment - 1.6%
Cisco Systems, Inc.	796,800	36,103
Ericsson (B Shares)	1,491,800	13,444
		49,547
Electronic Equipment & Components - 1.4%
Amphenol Corp. Class A	249,282	25,925
Keysight Technologies, Inc. (a)	140,700	15,059
		40,984
IT Services - 2.7%
Akamai Technologies, Inc. (a)	218,300	19,018
Black Knight, Inc. (a)	295,149	18,597
Euronet Worldwide, Inc. (a)	64,800	10,186
Fidelity National Information Services, Inc.	163,400	22,574
Fiserv, Inc. (a)	1	0
Leidos Holdings, Inc.	113,500	10,310
		80,685
Semiconductors & Semiconductor Equipment - 1.2%
Analog Devices, Inc.	110,100	12,436
NVIDIA Corp.	106,700	23,126
		35,562

TOTAL INFORMATION TECHNOLOGY		206,778

MATERIALS - 3.1%
Chemicals - 1.4%
International Flavors & Fragrances, Inc. (e)	130,800	18,473
LG Chemical Ltd.	32,680	8,479
Nutrien Ltd.	183,220	8,691
Olin Corp.	328,500	5,755
		41,398
Containers & Packaging - 0.3%
Avery Dennison Corp.	65,600	8,552
Metals & Mining - 1.4%
Franco-Nevada Corp.	133,400	13,112
Newcrest Mining Ltd.	485,140	10,094
Novagold Resources, Inc. (a)	2,587,980	18,022
		41,228

TOTAL MATERIALS		91,178

REAL ESTATE - 2.9%
Equity Real Estate Investment Trusts (REITs) - 2.9%
Cousins Properties, Inc.	200,588	8,122
Gaming & Leisure Properties	184,600	7,790
Healthcare Trust of America, Inc.	244,500	7,421
Simon Property Group, Inc.	89,400	13,518
Spirit Realty Capital, Inc.	338,860	17,756
VEREIT, Inc.	786,500	7,676
VICI Properties, Inc.	1,004,500	24,841
		87,124
UTILITIES - 2.9%
Electric Utilities - 2.9%
Alliant Energy Corp.	320,800	17,002
Duke Energy Corp.	422,200	37,225
IDACORP, Inc.	70,800	7,438
Southern Co.	386,600	23,965
		85,630
TOTAL COMMON STOCKS
(Cost $2,323,693)		2,917,646

Preferred Stocks - 0.6%
Convertible Preferred Stocks - 0.6%
CONSUMER DISCRETIONARY - 0.2%
Textiles, Apparel & Luxury Goods - 0.2%
Allbirds, Inc.:
Series A (a)(b)(c)	1,755	84
Series B (a)(b)(c)	308	15
Series C (a)(b)(c)	2,947	141
Bolt Threads, Inc. Series D (a)(b)(c)	390,327	5,293
		5,533
CONSUMER STAPLES - 0.0%
Food & Staples Retailing - 0.0%
Sweetgreen, Inc.:
Series C (b)(c)	1,587	27
Series D(b)(c)	25,534	437
Series I (b)(c)	60,179	1,029
		1,493
HEALTH CARE - 0.3%
Health Care Equipment & Supplies - 0.3%
Butterfly Network, Inc. Series D (a)(b)(c)	658,083	10,246
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
Space Exploration Technologies Corp. Series H (a)(b)(c)	7,570	1,620

TOTAL CONVERTIBLE PREFERRED STOCKS		18,892

Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Textiles, Apparel & Luxury Goods - 0.0%
Allbirds, Inc. (a)(b)(c)	943	45
TOTAL PREFERRED STOCKS
(Cost $15,862)		18,937
	Principal Amount (000s)	Value (000s)

Corporate Bonds - 0.0%
Convertible Bonds - 0.0%
COMMUNICATION SERVICES - 0.0%
Entertainment - 0.0%
Trion World, Inc. 8% 10/10/19 pay-in-kind(b)(c)(h)(i)	474	0
Nonconvertible Bonds - 0.0%
ENERGY - 0.0%
Energy Equipment & Services - 0.0%
Pacific Drilling SA 12% 4/1/24 pay-in-kind (f)(i)	202	89
TOTAL CORPORATE BONDS
(Cost $678)		89
	Shares	Value (000s)

Other - 0.1%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Utica Shale Drilling Program (non-operating revenue interest) (b)(c)(d)
(Cost $8,368)	8,367,654	3,909

Money Market Funds - 3.2%
Fidelity Cash Central Fund 1.61% (j)	54,235,166	54,246
Fidelity Securities Lending Cash Central Fund 1.61% (j)(k)	40,995,510	41,000
TOTAL MONEY MARKET FUNDS
(Cost $95,245)		95,246
TOTAL INVESTMENT IN SECURITIES - 101.5%
(Cost $2,443,846)		3,035,827
NET OTHER ASSETS (LIABILITIES) - (1.5)%		(44,868)
NET ASSETS - 100%		$2,990,959

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $48,141,000 or 1.6% of net assets.

 (c) Level 3 security

 (d) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (e) Security or a portion of the security is on loan at period end.

 (f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $8,869,000 or 0.3% of net assets.

 (g) Investment is owned by an entity that is treated as a U.S. Corporation for tax purposes in which the Fund holds a percentage ownership.

 (h) Non-income producing - Security is in default.

 (i) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (j) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (k) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Allbirds, Inc.	10/9/18	$244
Allbirds, Inc.	10/9/18	$52
Allbirds, Inc. Series A	10/9/18	$96
Allbirds, Inc. Series B	10/9/18	$17
Allbirds, Inc. Series C	10/9/18	$162
Bolt Threads, Inc. Series D	12/13/17	$6,261
Butterfly Network, Inc. Series D	5/4/18	$6,759
New Academy Holding Co. LLC unit	8/1/11	$6,956
Space Exploration Technologies Corp. Class A	4/8/16 - 9/11/17	$5,981
Space Exploration Technologies Corp. Class C	9/11/17	$110
Space Exploration Technologies Corp. Series H	8/4/17	$1,022
Sweetgreen, Inc. Series C	9/13/19	$27
Sweetgreen, Inc. Series D	9/13/19	$437
Sweetgreen, Inc. Series I	9/13/19	$1,029
Trion World, Inc.	8/22/08 - 3/20/13	$5,798
Trion World, Inc. 8% 10/10/19 pay-in-kind	10/10/13 - 4/10/18	$473
Utica Shale Drilling Program (non-operating revenue interest)	10/5/16 - 9/1/17	$8,368
WME Entertainment Parent, LLC Class A	8/16/16	$7,349

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$2,363
Fidelity Securities Lending Cash Central Fund	580
Total	$2,943

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Legacy Reserves, Inc.	$12,054	$--	$556	$--	$(15,028)	$3,530	$--
Total	$12,054	$--	$556	$--	$(15,028)	$3,530	$--

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$159,077	$148,725	$--	$10,352
Consumer Discretionary	374,772	328,211	38,753	7,808
Consumer Staples	202,885	165,855	35,537	1,493
Energy	276,619	276,619	--	--
Financials	620,002	620,002	--	--
Health Care	383,279	361,466	11,567	10,246
Industrials	449,239	420,861	--	28,378
Information Technology	206,778	206,778	--	--
Materials	91,178	91,178	--	--
Real Estate	87,124	87,124	--	--
Utilities	85,630	85,630	--	--
Corporate Bonds	89	--	89	0
Other	3,909	--	--	3,909
Money Market Funds	95,246	95,246	--	--
Total Investments in Securities:	$3,035,827	$2,887,695	$85,946	$62,186

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Beginning Balance	$88,297
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	(5,408)
Cost of Purchases	1,493
Proceeds of Sales	(22,196)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$62,186
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2019	$4,012

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	85.9%
Bermuda	2.7%
United Kingdom	2.1%
Switzerland	1.5%
Netherlands	1.4%
Canada	1.4%
India	1.3%
Italy	1.0%
Others (Individually Less Than 1%)	2.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)		November 30, 2019
Assets
Investment in securities, at value (including securities loaned of $39,656) — See accompanying schedule: Unaffiliated issuers (cost $2,348,601)	$2,940,581
Fidelity Central Funds (cost $95,245)	95,246
Total Investment in Securities (cost $2,443,846)		$3,035,827
Cash		289
Restricted cash		479
Receivable for investments sold		88
Receivable for fund shares sold		208
Dividends receivable		4,794
Interest receivable		4
Distributions receivable from Fidelity Central Funds		76
Prepaid expenses		5
Other receivables		80
Total assets		3,041,850
Liabilities
Payable for investments purchased	$5,697
Payable for fund shares redeemed	2,816
Accrued management fee	804
Other affiliated payables	409
Other payables and accrued expenses	174
Collateral on securities loaned	40,991
Total liabilities		50,891
Net Assets		$2,990,959
Net Assets consist of:
Paid in capital		$2,278,329
Total accumulated earnings (loss)		712,630
Net Assets		$2,990,959
Net Asset Value, offering price and redemption price per share ($2,990,959 ÷ 77,831 shares)		$38.43

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2019
Investment Income
Dividends		$61,434
Non-Cash dividends		4,782
Interest		452
Income from Fidelity Central Funds (including $580 from security lending)		2,943
Total income		69,611
Expenses
Management fee
Basic fee	$16,089
Performance adjustment	(3,250)
Transfer agent fees	4,411
Accounting and security lending fees	885
Custodian fees and expenses	68
Independent trustees' fees and expenses	18
Registration fees	35
Audit	90
Legal	10
Interest	3
Miscellaneous	21
Total expenses before reductions	18,380
Expense reductions	(230)
Total expenses after reductions		18,150
Net investment income (loss)		51,461
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	100,228
Other affiliated issuers	(15,028)
Foreign currency transactions	(101)
Total net realized gain (loss)		85,099
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $49)	215,337
Affiliated issuers	3,530
Assets and liabilities in foreign currencies	(4)
Total change in net unrealized appreciation (depreciation)		218,863
Net gain (loss)		303,962
Net increase (decrease) in net assets resulting from operations		$355,423

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2019	Year ended November 30, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$51,461	$33,892
Net realized gain (loss)	85,099	437,687
Change in net unrealized appreciation (depreciation)	218,863	(369,698)
Net increase (decrease) in net assets resulting from operations	355,423	101,881
Distributions to shareholders	(456,326)	(265,435)
Share transactions
Proceeds from sales of shares	137,673	375,717
Reinvestment of distributions	434,841	252,831
Cost of shares redeemed	(686,694)	(546,925)
Net increase (decrease) in net assets resulting from share transactions	(114,180)	81,623
Total increase (decrease) in net assets	(215,083)	(81,931)
Net Assets
Beginning of period	3,206,042	3,287,973
End of period	$2,990,959	$3,206,042
Other Information
Shares
Sold	3,922	8,962
Issued in reinvestment of distributions	14,115	6,362
Redeemed	(19,320)	(13,207)
Net increase (decrease)	(1,283)	2,117

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity New Millennium Fund

Years ended November 30,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$40.52	$42.70	$37.56	$38.99	$42.10
Income from Investment Operations
Net investment income (loss)A	.62	.43	.38	.43	.39
Net realized and unrealized gain (loss)	3.11	.87	7.01	2.31	(.46)
Total from investment operations	3.73	1.30	7.39	2.74	(.07)
Distributions from net investment income	(.39)	(.36)	(.43)	(.35)	(.28)
Distributions from net realized gain	(5.43)	(3.12)	(1.82)	(3.82)	(2.76)
Total distributions	(5.82)	(3.48)	(2.25)	(4.17)	(3.04)
Net asset value, end of period	$38.43	$40.52	$42.70	$37.56	$38.99
Total ReturnB	12.82%	3.19%	20.69%	8.57%	.08%
Ratios to Average Net AssetsC,D
Expenses before reductions	.61%	.64%	.54%	.57%	.72%
Expenses net of fee waivers, if any	.61%	.64%	.54%	.57%	.72%
Expenses net of all reductions	.61%	.63%	.54%	.57%	.71%
Net investment income (loss)	1.72%	1.03%	.98%	1.25%	1.00%
Supplemental Data
Net assets, end of period (in millions)	$2,991	$3,206	$3,288	$3,045	$3,313
Portfolio turnover rateE	34%	37%	31%	44%	57%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2019
(Amounts in thousands except percentages)

1. Organization.

Fidelity New Millennium Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, income approach and cost approach and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$ 58,277	Market comparable	Enterprise value/Sales multiple (EV/S)	3.9 -11.3/10.3	Increase
			Discount for lack of marketability	10.0%	Decrease
			Premium rate	15.5% - 94.7% - 47.7%	Increase
			Enterprise value/EBITDA multiple (EV/E)	12.5	Increase
		Recovery value	Recovery value	0.0%	Increase
		Market approach	Transaction price	$14.64 - $214.00 / $110.42	Increase
		Discounted cash flow	Growth rate	1.0%	Increase
			Weighted average cost of capital (WACC)	12.0%	Decrease
Corporate Bonds	$ 0	Recovery value	Recovery value	0.0%	Increase
Other	$ 3,909	Discounted cash flow	Discount rate	16.8%	Decrease

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2019, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, market discount and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$736,786
Gross unrealized depreciation	(146,858)
Net unrealized appreciation (depreciation)	$589,928
Tax Cost	$2,445,899

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$23,776
Undistributed long-term capital gain	$99,006
Net unrealized appreciation (depreciation) on securities and other investments	$589,920

The tax character of distributions paid was as follows:

	November 30, 2019	November 30, 2018
Ordinary Income	$30,644	$ 65,155
Long-term Capital Gains	425,682	200,280
Total	$456,326	$ 265,435

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $14,740 in these Subsidiaries, representing .49% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and each Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Any cash held by the Subsidiaries is restricted as to its use and is presented as Restricted cash in the Statement of Assets and Liabilities.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $989,745 and $1,370,814, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .43% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .15% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to an annual rate of .03%.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity New Millennium Fund	$37

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$26,143	2.36%	$3

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $8 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with NFS, as affiliated borrower. Total fees paid by the Fund to NFS, as lending agent, amounted to $3. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $2 from securities loaned to NFS, as affiliated borrower.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $202 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $5.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $23.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Effective January 1, 2020, following any required regulatory notices and approvals:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Fidelity Investments Institutional Operations Company, Inc. (FIIOC) converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Mt. Vernon Street Trust and Shareholders of Fidelity New Millennium Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity New Millennium Fund (one of the funds constituting Fidelity Mt. Vernon Street Trust, referred to hereafter as the “Fund”) as of November 30, 2019, the related statement of operations for the year ended November 30, 2019, the statement of changes in net assets for each of the two years in the period ended November 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2019 and the financial highlights for each of the five years in the period ended November 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 14, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 302 funds. Mr. Wiley oversees 199 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as Secretary and CLO of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2019 to November 30, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2019	Ending Account Value November 30, 2019	Expenses Paid During Period-B June 1, 2019 to November 30, 2019
Actual	.55%	$1,000.00	$1,109.70	$2.91
Hypothetical-C		$1,000.00	$1,022.31	$2.79

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity New Millennium Fund voted to pay on December 30, 2019, to shareholders of record at the opening of business on December 27, 2019, a distribution of $1.286 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.364 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2019, $106,139,517, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 97% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity New Millennium Fund

At its November 2019 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve an amended and restated management contract and amended and restated sub-advisory agreements (together, the Amended and Restated Contracts) for the fund, effective January 1, 2020, for a one month period through January 31, 2020, in connection with an upcoming consolidation of certain of Fidelity's advisory businesses.

The Board considered that, on or about January 1, 2020, each of FMR Co., Inc. (FMRC), Fidelity Investments Money Management, Inc. (FIMM), and SelectCo, LLC (SelectCo) will merge with and into Fidelity Management & Research Company (FMR) and that, after the merger, FMR will redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that the Amended and Restated Contracts would be updated to reflect the renamed adviser, Fidelity Management & Research Company LLC and its new form of organization and domicile. The Board also noted that the Amended and Restated Contracts will not change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees or expenses paid by the fund.

The Board concluded that the fund's Amended and Restated Contracts are fair and reasonable, and that the fund's Advisory Contracts should be approved through January 31, 2020.

In connection with its consideration of future renewals of the fund's Amended and Restated Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Amended and Restated Contracts should be approved.

NMF-ANN-0120
1.539033.122

Fidelity® Growth Strategies Fund

Annual Report

November 30, 2019

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2019	Past 1 year	Past 5 years	Past 10 years
Fidelity® Growth Strategies Fund	22.76%	9.98%	13.14%
Class K	22.94%	10.13%	13.36%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Growth Strategies Fund, a class of the fund, on November 30, 2009.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Growth Index performed over the same period.

Period Ending Values
$34,371	Fidelity® Growth Strategies Fund
$39,734	Russell Midcap® Growth Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks continued to roll for the year ending November 30, 2019, with the S&P 500® index soaring 16.11% and marking history as the longest and strongest bull market ever, despite persistent, nagging concerns about global growth and trade. After a rough December 2018, upbeat company earnings, along with signs the Fed may pause on rates, boosted stocks to an all-time high on April 30. In May, however, volatility spiked and the index sunk as trade negotiations between the U.S. and China broke down. The bull market roared back to recorded a series of highs in July, when the Fed, affirming a dovish shift in policy, cut interest rates for the first time since 2008. Volatility intensified in August, however, as the Treasury yield curve inverted for the first time since 2007, which some investors viewed as a sign the U.S. economy could be heading for recession. The market proved resilient, however, achieving a new high on October 30, when the Fed lowered rates for the third time this year. The rally continued with a strong November (+4%). Information technology (+32%) led the way, as investors regained comfort taking on risk. Communication services (+21%) also stood out, followed by real estate (+18%) and utilities (+17%). In contrast, energy (-8%) was by far the weakest group – struggling amid sluggish oil prices – while several solid gainers nonetheless fell short of the market: health care (+7%), consumer staples and materials (+13% each), financials and consumer discretionary (+14% each), and industrials (+16%).

Comments from Portfolio Manager Jean Park:  For the fiscal year, the fund's share classes gained roughly 23%, outpacing the 21.75% advance of the benchmark Russell Midcap® Growth Index. Mid-cap growth equities rebounded notably from the market pullbacks in December 2018, as well as May and August of this year, posting gains that outperformed both their small- and large-cap growth counterparts. Versus the benchmark, security selection and sector positioning gave the fund its edge, especially picks within the industrials, health care and financials sectors. Among individual stocks, the portfolio's notable overweighting in electronic payment processor Total System Services (+53%), which was acquired by Global Payments in September at a significant premium, contributed most to the fund's relative result. By period end, Global Payments became the fund's largest holding. In health care, an overweight position in the shares of DexCom (+74%), a developer of glucose monitoring systems for the treatment of Type I diabetes, added value, as sales for its medical devices continued to increase. Conversely, lackluster security selection in the information technology and consumer discretionary sectors detracted on a relative basis. Specifically, overweighting software-as-a-service developer Citrix Systems (-15%), a longtime fund holding which I sold prior to period end, detracted more than any other individual position.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2019

% of fund's net assets
Global Payments, Inc.	4.7
Fiserv, Inc.	2.9
VeriSign, Inc.	2.9
Dollar General Corp.	2.5
ResMed, Inc.	2.4
Centene Corp.	2.3
Lam Research Corp.	2.0
AutoZone, Inc.	1.9
KLA-Tencor Corp.	1.9
TransDigm Group, Inc.	1.8
25.3

Top Five Market Sectors as of November 30, 2019

% of fund's net assets
Information Technology	39.4
Consumer Discretionary	14.3
Industrials	13.9
Health Care	12.8
Financials	7.6

Asset Allocation (% of fund's net assets)

As of November 30, 2019 *
Stocks	98.7%
Short-Term Investments and Net Other Assets (Liabilities)	1.3%

 * Foreign investments - 3.8%

Schedule of Investments November 30, 2019

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value (000s)
COMMUNICATION SERVICES - 3.3%
Entertainment - 3.0%
Electronic Arts, Inc. (a)	135,912	$13,728
Live Nation Entertainment, Inc. (a)	506,000	35,324
Take-Two Interactive Software, Inc. (a)	371,841	45,123
		94,175
Interactive Media & Services - 0.3%
TripAdvisor, Inc.	319,800	9,082

TOTAL COMMUNICATION SERVICES		103,257

CONSUMER DISCRETIONARY - 14.3%
Distributors - 0.9%
Pool Corp.	133,400	27,540
Diversified Consumer Services - 1.3%
Service Corp. International	897,370	39,502
Hotels, Restaurants & Leisure - 0.8%
Domino's Pizza, Inc.	55,900	16,451
Planet Fitness, Inc. (a)	115,270	8,521
		24,972
Household Durables - 1.6%
Lennar Corp. Class A	237,088	14,142
NVR, Inc. (a)	9,000	34,127
		48,269
Internet & Direct Marketing Retail - 1.5%
eBay, Inc.	480,000	17,050
Expedia, Inc.	247,600	25,171
GrubHub, Inc. (a)(b)	115,000	4,959
		47,180
Multiline Retail - 2.5%
Dollar General Corp.	486,600	76,571
Specialty Retail - 4.6%
AutoZone, Inc. (a)	51,500	60,663
Best Buy Co., Inc.	184,772	14,900
Ross Stores, Inc.	254,700	29,583
Ulta Beauty, Inc. (a)	88,200	20,626
Urban Outfitters, Inc. (a)(b)	716,000	18,373
		144,145
Textiles, Apparel & Luxury Goods - 1.1%
Carter's, Inc. (b)	169,000	17,459
VF Corp.	199,754	17,686
		35,145

TOTAL CONSUMER DISCRETIONARY		443,324

CONSUMER STAPLES - 2.5%
Beverages - 0.9%
Brown-Forman Corp. Class B (non-vtg.)	409,495	27,772
Food & Staples Retailing - 0.0%
Grocery Outlet Holding Corp.	7,179	238
Food Products - 1.1%
The Hershey Co.	231,607	34,315
Personal Products - 0.5%
BellRing Brands, Inc. Class A (a)	370,000	7,411
Estee Lauder Companies, Inc. Class A	32,728	6,397
		13,808

TOTAL CONSUMER STAPLES		76,133

FINANCIALS - 7.6%
Capital Markets - 4.6%
LPL Financial	127,593	11,783
MarketAxess Holdings, Inc.	92,000	37,151
Moody's Corp.	118,737	26,914
MSCI, Inc.	199,218	51,635
S&P Global, Inc.	53,300	14,106
Tradeweb Markets, Inc. Class A (b)	14,418	645
		142,234
Insurance - 3.0%
Arch Capital Group Ltd. (a)	615,000	25,812
Cincinnati Financial Corp.	135,000	14,452
Primerica, Inc.	190,701	25,523
Progressive Corp.	132,120	9,651
RenaissanceRe Holdings Ltd.	100,500	18,927
		94,365

TOTAL FINANCIALS		236,599

HEALTH CARE - 12.8%
Health Care Equipment & Supplies - 6.0%
DexCom, Inc. (a)	210,000	47,735
Edwards Lifesciences Corp. (a)	70,990	17,388
Intuitive Surgical, Inc. (a)	17,947	10,641
Masimo Corp. (a)	157,000	24,346
ResMed, Inc.	492,000	73,603
Teleflex, Inc.	25,327	8,949
The Cooper Companies, Inc.	13,300	4,164
		186,826
Health Care Providers & Services - 2.3%
Centene Corp. (a)	1,151,707	69,644
Health Care Technology - 0.9%
Veeva Systems, Inc. Class A (a)	184,818	27,571
Life Sciences Tools & Services - 3.6%
Bruker Corp.	282,851	14,479
Charles River Laboratories International, Inc. (a)	245,000	35,586
Mettler-Toledo International, Inc. (a)	64,421	46,345
Waters Corp. (a)	72,000	15,989
		112,399

TOTAL HEALTH CARE		396,440

INDUSTRIALS - 13.9%
Aerospace & Defense - 4.2%
Harris Corp.	244,400	49,146
Huntington Ingalls Industries, Inc.	104,000	26,174
TransDigm Group, Inc.	98,944	56,111
		131,431
Air Freight & Logistics - 0.3%
C.H. Robinson Worldwide, Inc.	108,000	8,300
Commercial Services & Supplies - 2.9%
Cintas Corp.	198,088	50,921
Copart, Inc. (a)	459,055	40,856
		91,777
Electrical Equipment - 1.1%
AMETEK, Inc.	333,579	33,028
Industrial Conglomerates - 0.5%
Roper Technologies, Inc.	43,800	15,784
Machinery - 3.1%
Dover Corp.	127,700	14,236
IDEX Corp.	222,973	36,287
ITT, Inc.	278,799	19,455
Toro Co. (b)	319,292	24,962
		94,940
Professional Services - 1.8%
CoStar Group, Inc. (a)	12,633	7,742
Equifax, Inc.	142,873	19,951
Verisk Analytics, Inc.	190,000	28,021
		55,714

TOTAL INDUSTRIALS		430,974

INFORMATION TECHNOLOGY - 39.4%
Communications Equipment - 1.3%
Motorola Solutions, Inc.	243,351	40,713
Electronic Equipment & Components - 5.5%
Amphenol Corp. Class A	450,000	46,800
CDW Corp.	339,581	45,860
Keysight Technologies, Inc. (a)	446,100	47,746
Zebra Technologies Corp. Class A (a)	123,000	30,866
		171,272
IT Services - 16.1%
Adyen BV (a)(c)	1,394	1,069
Black Knight, Inc. (a)	245,000	15,437
Booz Allen Hamilton Holding Corp. Class A	440,100	32,022
Broadridge Financial Solutions, Inc.	132,091	16,341
EPAM Systems, Inc. (a)	151,600	32,116
Fidelity National Information Services, Inc.	161,294	22,283
Fiserv, Inc. (a)	780,969	90,780
FleetCor Technologies, Inc. (a)	170,600	52,361
Global Payments, Inc.	800,000	144,885
VeriSign, Inc. (a)	468,627	89,386
		496,680
Semiconductors & Semiconductor Equipment - 7.9%
Analog Devices, Inc.	130,000	14,684
Broadcom, Inc.	26,000	8,221
KLA-Tencor Corp.	356,800	58,465
Lam Research Corp.	237,600	63,399
Mellanox Technologies Ltd. (a)	151,492	17,406
NXP Semiconductors NV	189,129	21,860
ON Semiconductor Corp. (a)	721,715	15,495
Skyworks Solutions, Inc.	98,878	9,720
Xilinx, Inc.	391,400	36,314
		245,564
Software - 8.6%
Adobe, Inc. (a)	40,281	12,468
Atlassian Corp. PLC (a)	139,800	17,770
Cadence Design Systems, Inc. (a)	446,942	31,398
Check Point Software Technologies Ltd. (a)	132,602	15,631
Fortinet, Inc. (a)	404,400	42,506
HubSpot, Inc. (a)	73,801	11,144
Intuit, Inc.	38,000	9,838
Paycom Software, Inc. (a)	96,400	26,684
RingCentral, Inc. (a)	193,361	33,349
Slack Technologies, Inc. Class A (a)(b)	284,000	6,481
Synopsys, Inc. (a)	271,265	38,259
The Trade Desk, Inc. (a)(b)	80,000	21,067
		266,595

TOTAL INFORMATION TECHNOLOGY		1,220,824

MATERIALS - 0.4%
Chemicals - 0.4%
Sherwin-Williams Co.	19,012	11,086
REAL ESTATE - 4.5%
Equity Real Estate Investment Trusts (REITs) - 4.5%
Equity Lifestyle Properties, Inc.	654,000	48,448
Extra Space Storage, Inc.	242,800	25,749
SBA Communications Corp. Class A	223,381	52,823
Sun Communities, Inc.	72,800	11,991
		139,011
TOTAL COMMON STOCKS
(Cost $2,146,726)		3,057,648

Money Market Funds - 2.8%
Fidelity Cash Central Fund 1.61% (d)	43,256,447	43,265
Fidelity Securities Lending Cash Central Fund 1.61% (d)(e)	42,546,632	42,551
TOTAL MONEY MARKET FUNDS
(Cost $85,814)		85,816
TOTAL INVESTMENT IN SECURITIES - 101.5%
(Cost $2,232,540)		3,143,464
NET OTHER ASSETS (LIABILITIES) - (1.5)%		(47,575)
NET ASSETS - 100%		$3,095,889

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,069,000 or 0.0% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$1,118
Fidelity Securities Lending Cash Central Fund	42
Total	$1,160

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2019
Assets
Investment in securities, at value (including securities loaned of $41,480) — See accompanying schedule: Unaffiliated issuers (cost $2,146,726)	$3,057,648
Fidelity Central Funds (cost $85,814)	85,816
Total Investment in Securities (cost $2,232,540)		$3,143,464
Receivable for investments sold		1,662
Receivable for fund shares sold		1,237
Dividends receivable		3,451
Distributions receivable from Fidelity Central Funds		63
Prepaid expenses		4
Other receivables		62
Total assets		3,149,943
Liabilities
Payable for investments purchased	$8,713
Payable for fund shares redeemed	1,197
Accrued management fee	1,027
Other affiliated payables	456
Other payables and accrued expenses	111
Collateral on securities loaned	42,550
Total liabilities		54,054
Net Assets		$3,095,889
Net Assets consist of:
Paid in capital		$2,082,165
Total accumulated earnings (loss)		1,013,724
Net Assets		$3,095,889
Net Asset Value and Maximum Offering Price
Growth Strategies:
Net Asset Value, offering price and redemption price per share ($2,859,752 ÷ 56,097 shares)		$50.98
Class K:
Net Asset Value, offering price and redemption price per share ($236,137 ÷ 4,596 shares)		$51.38

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2019
Investment Income
Dividends		$32,221
Income from Fidelity Central Funds (including $42 from security lending)		1,160
Total income		33,381
Expenses
Management fee
Basic fee	$14,646
Performance adjustment	(5,138)
Transfer agent fees	4,429
Accounting and security lending fees	809
Custodian fees and expenses	42
Independent trustees' fees and expenses	15
Registration fees	58
Audit	66
Legal	9
Miscellaneous	19
Total expenses before reductions	14,955
Expense reductions	(68)
Total expenses after reductions		14,887
Net investment income (loss)		18,494
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	98,490
Fidelity Central Funds	(1)
Total net realized gain (loss)		98,489
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	447,603
Fidelity Central Funds	2
Total change in net unrealized appreciation (depreciation)		447,605
Net gain (loss)		546,094
Net increase (decrease) in net assets resulting from operations		$564,588

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2019	Year ended November 30, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$18,494	$16,530
Net realized gain (loss)	98,489	8,903
Change in net unrealized appreciation (depreciation)	447,605	52,060
Net increase (decrease) in net assets resulting from operations	564,588	77,493
Distributions to shareholders	(21,246)	(12,074)
Share transactions - net increase (decrease)	(1,626)	(238,326)
Total increase (decrease) in net assets	541,716	(172,907)
Net Assets
Beginning of period	2,554,173	2,727,080
End of period	$3,095,889	$2,554,173

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Growth Strategies Fund

Years ended November 30,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$41.90	$40.96	$33.87	$33.91	$32.44
Income from Investment Operations
Net investment income (loss)A	.30	.25B	.16C	.16D	.04
Net realized and unrealized gain (loss)	9.13	.87	7.13	(.16)	1.53
Total from investment operations	9.43	1.12	7.29	–	1.57
Distributions from net investment income	(.28)	(.16)	(.18)	(.04)	(.09)
Distributions from net realized gain	(.06)	(.02)	(.02)	–	(.01)
Total distributions	(.35)E	(.18)	(.20)	(.04)	(.10)
Redemption fees added to paid in capitalA	–	–	–F	–F	–F
Net asset value, end of period	$50.98	$41.90	$40.96	$33.87	$33.91
Total ReturnG	22.76%	2.74%	21.63%	.02%	4.86%
Ratios to Average Net AssetsH,I
Expenses before reductions	.56%	.59%	.78%	.94%	.91%
Expenses net of fee waivers, if any	.56%	.59%	.78%	.94%	.91%
Expenses net of all reductions	.55%	.59%	.78%	.94%	.91%
Net investment income (loss)	.67%	.59%B	.43%C	.49%D	.13%
Supplemental Data
Net assets, end of period (in millions)	$2,860	$2,349	$2,455	$2,080	$2,535
Portfolio turnover rateJ	66%K	43%K	73%K	63%	40%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .38%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .27%.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .34%.

 E Total distributions of $.35 per share is comprised of distributions from net investment income of $.284 and distributions from net realized gain of $.063 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Growth Strategies Fund Class K

Years ended November 30,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$42.23	$41.29	$34.14	$34.17	$32.70
Income from Investment Operations
Net investment income (loss)A	.36	.31B	.21C	.21D	.10
Net realized and unrealized gain (loss)	9.20	.86	7.19	(.14)	1.52
Total from investment operations	9.56	1.17	7.40	.07	1.62
Distributions from net investment income	(.34)	(.21)	(.23)	(.10)	(.15)
Distributions from net realized gain	(.06)	(.02)	(.02)	–	(.01)
Total distributions	(.41)E	(.23)	(.25)	(.10)	(.15)F
Redemption fees added to paid in capitalA	–	–	–G	–G	–G
Net asset value, end of period	$51.38	$42.23	$41.29	$34.14	$34.17
Total ReturnH	22.94%	2.84%	21.81%	.20%	5.00%
Ratios to Average Net AssetsI,J
Expenses before reductions	.43%	.46%	.63%	.78%	.76%
Expenses net of fee waivers, if any	.43%	.46%	.63%	.78%	.76%
Expenses net of all reductions	.43%	.46%	.63%	.78%	.76%
Net investment income (loss)	.79%	.72%B	.57%C	.64%D	.28%
Supplemental Data
Net assets, end of period (in millions)	$236	$205	$272	$475	$699
Portfolio turnover rateK	66%L	43%L	73%L	63%	40%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .51%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .42%.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .50%.

 E Total distributions of $.41 per share is comprised of distributions from net investment income of $.343 and distributions from net realized gain of $.063 per share.

 F Total distributions of $.15 per share is comprised of distributions from net investment income of $.145 and distributions from net realized gain of $.008 per share.

 G Amount represents less than $.005 per share.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2019
(Amounts in thousands except percentages)

1. Organization.

Fidelity Growth Strategies Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth Strategies and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. During the period, dividend income has been increased $7,736 with a corresponding decrease to net unrealized appreciation (depreciation) as a result of a change in the prior period estimate, which had no impact on the total net assets or total return of the Fund.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $52 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to redemptions in kind, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$928,803
Gross unrealized depreciation	(17,899)
Net unrealized appreciation (depreciation)	$910,904
Tax Cost	$2,232,560

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$9,117
Undistributed long-term capital gain	$93,755
Net unrealized appreciation (depreciation) on securities and other investments	$910,904

The tax character of distributions paid was as follows:

	November 30, 2019	November 30, 2018
Ordinary Income	$17,399	$ 10,814
Long-term Capital Gains	3,847	1,260
Total	$21,246	$ 12,074

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $1,783,974 and $1,775,459, respectively.

Unaffiliated Redemptions In-Kind. During the period, 274 shares of the Fund were redeemed in-kind for investments and cash with a value of $13,011. The net realized gain of $4,468 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Unaffiliated Redemptions In-Kind. During the prior period, 1,166 shares of the Fund were redeemed in-kind for investments and cash with a value of $49,867. The Fund had a net realized gain of $12,890 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Growth Strategies as compared to its benchmark index, the Russell Midcap Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .35% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Growth Strategies, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Growth Strategies	$4,332.17
Class K	97.05
	$4,429

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to an annual rate of .03%.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Growth Strategies Fund	$26

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $7 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Total fees paid by the Fund to NFS, as lending agent, amounted to $3. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $48 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $1.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $19.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended November 30, 2019	Year ended November 30, 2018
Distributions to shareholders
Growth Strategies	$19,312	$10,565
Class K	1,934	1,509
Total	$21,246	$12,074

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2019	Year ended November 30, 2018	Year ended November 30, 2019	Year ended November 30, 2018
Growth Strategies
Shares sold	7,491	7,553	$347,940	$323,380
Reinvestment of distributions	473	247	18,446	10,142
Shares redeemed	(7,938)	(11,655)	(356,462)	(497,572)
Net increase (decrease)	26	(3,855)	$9,924	$(164,050)
Class K
Shares sold	842	623	$39,343	$26,706
Reinvestment of distributions	50	36	1,934	1,509
Shares redeemed	(1,151)(a)	(2,402)(b)	(52,827)(a)	(102,491)(b)
Net increase (decrease)	(259)	(1,743)	$(11,550)	$(74,276)

 (a) Amount includes in-kind redemptions (see the Unaffiliated Redemptions In-Kind note for additional details).

 (b) Amount includes in-kind redemptions (see the Prior Fiscal Year Unaffiliated Redemptions In-Kind note for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Effective January 1, 2020, following any required regulatory notices and approvals:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Fidelity Investments Institutional Operations Company, Inc. (FIIOC) converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Mt. Vernon Street Trust and Shareholders of Fidelity Growth Strategies Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Growth Strategies Fund (one of the funds constituting Fidelity Mt. Vernon Street Trust, referred to hereafter as the “Fund”) as of November 30, 2019, the related statement of operations for the year ended November 30, 2019, the statement of changes in net assets for each of the two years in the period ended November 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2019 and the financial highlights for each of the five years in the period ended November 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 14, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 302 funds. Mr. Wiley oversees 199 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as Secretary and CLO of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2019 to November 30, 2019).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2019	Ending Account Value November 30, 2019	Expenses Paid During Period-B June 1, 2019 to November 30, 2019
Growth Strategies	.57%
Actual		$1,000.00	$1,154.60	$3.08
Hypothetical-C		$1,000.00	$1,022.21	$2.89
Class K	.45%
Actual		$1,000.00	$1,155.30	$2.43
Hypothetical-C		$1,000.00	$1,022.81	$2.28

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Growth Strategies Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Growth Strategies Fund
Growth Strategies	12/30/19	12/27/19	$0.219	$1.545
Class K	12/30/19	12/27/19	$0.274	$1.545

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2019, $93,836,237, or, if subsequently determined to be different, the net capital gain of such year.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2018, $3,766,249, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Growth Strategies and Class K designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Fidelity Growth Strategies and Class K designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Growth Strategies Fund

At its November 2019 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve an amended and restated management contract and amended and restated sub-advisory agreements (together, the Amended and Restated Contracts) for the fund, effective January 1, 2020, for a one month period through January 31, 2020, in connection with an upcoming consolidation of certain of Fidelity's advisory businesses.

The Board considered that, on or about January 1, 2020, each of FMR Co., Inc. (FMRC), Fidelity Investments Money Management, Inc. (FIMM), and SelectCo, LLC (SelectCo) will merge with and into Fidelity Management & Research Company (FMR) and that, after the merger, FMR will redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that the Amended and Restated Contracts would be updated to reflect the renamed adviser, Fidelity Management & Research Company LLC and its new form of organization and domicile. The Board also noted that the Amended and Restated Contracts will not change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees or expenses paid by the fund.

The Board concluded that the fund's Amended and Restated Contracts are fair and reasonable, and that the fund's Advisory Contracts should be approved through January 31, 2020.

In connection with its consideration of future renewals of the fund's Amended and Restated Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Amended and Restated Contracts should be approved.

FEG-ANN-0120
1.539208.122

Fidelity® Series Growth Company Fund

Annual Report

November 30, 2019

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2019	Past 1 year	Past 5 years	Life of fundA
Fidelity® Series Growth Company Fund	23.24%	15.44%	16.17%

 A From November 7, 2013

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Growth Company Fund on November 7, 2013, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Period Ending Values
$24,824	Fidelity® Series Growth Company Fund
$22,695	Russell 3000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks continued to roll for the year ending November 30, 2019, with the S&P 500® index soaring 16.11% and marking history as the longest and strongest bull market ever, despite persistent, nagging concerns about global growth and trade. After a rough December 2018, upbeat company earnings, along with signs the Fed may pause on rates, boosted stocks to an all-time high on April 30. In May, however, volatility spiked and the index sunk as trade negotiations between the U.S. and China broke down. The bull market roared back to recorded a series of highs in July, when the Fed, affirming a dovish shift in policy, cut interest rates for the first time since 2008. Volatility intensified in August, however, as the Treasury yield curve inverted for the first time since 2007, which some investors viewed as a sign the U.S. economy could be heading for recession. The market proved resilient, however, achieving a new high on October 30, when the Fed lowered rates for the third time this year. The rally continued with a strong November (+4%). Information technology (+32%) led the way, as investors regained comfort taking on risk. Communication services (+21%) also stood out, followed by real estate (+18%) and utilities (+17%). In contrast, energy (-8%) was by far the weakest group – struggling amid sluggish oil prices – while several solid gainers nonetheless fell short of the market: health care (+7%), consumer staples and materials (+13% each), financials and consumer discretionary (+14% each), and industrials (+16%).

Comments from Portfolio Manager Steven Wymer:  For the fiscal year, the fund gained 23.24%, outpacing the 20.28% advance of the benchmark Russell 3000® Growth Index. The fund’s outperformance of the benchmark the past 12 months was driven by stock picking, particularly within the health care, consumer discretionary and communication services sectors. Canadian e-commerce platform Shopify, an out-of-benchmark holding that gained roughly 122%, was the top individual relative contributor, as the firm continued to execute well. Yoga-inspired athletic retailer lululemon athletica (+70%) was another notable relative contributor. The firm executed well in three initiatives beyond its core women’s business: men’s, online and international (especially in Asia). An overweighting in digital media player Roku (+294%) also helped. The company’s streaming players and Roku-powered televisions continued to grow in popularity, as they provide a cost-effective and convenient way to watch television. Conversely, notable detractors versus the benchmark included overweightings in three lagging sectors: health care, consumer discretionary and energy. The biggest individual relative detractor was an overweighting in online home goods retailer Wayfair, which returned -20% the past 12 months. Underweighted exposure to large benchmark component and consumer electronics giant Apple (+52%) also notably detracted. After reporting weak sales of its iPhone® device for the 2018 holiday season, Apple’s smartphone sales stabilized, while investors began to appreciate the firm’s growing services and wearables business.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2019

% of fund's net assets
Apple, Inc.	5.8
Amazon.com, Inc.	5.6
NVIDIA Corp.	5.4
Microsoft Corp.	4.3
lululemon athletica, Inc.	4.3
Alphabet, Inc. Class A	3.7
Salesforce.com, Inc.	3.2
Shopify, Inc. Class A	2.8
Facebook, Inc. Class A	2.6
Alphabet, Inc. Class C	2.1
39.8

Top Five Market Sectors as of November 30, 2019

% of fund's net assets
Information Technology	35.3
Consumer Discretionary	19.5
Health Care	19.5
Communication Services	12.3
Industrials	5.0

Asset Allocation (% of fund's net assets)

As of November 30, 2019 *
Stocks	98.5%
Convertible Securities	1.1%
Short-Term Investments and Net Other Assets (Liabilities)	0.4%

 * Foreign investments - 11.2%

Schedule of Investments November 30, 2019

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value
COMMUNICATION SERVICES - 12.3%
Diversified Telecommunication Services - 0.1%
Verizon Communications, Inc.	176,533	$10,634,348
Entertainment - 2.9%
Activision Blizzard, Inc.	536,328	29,406,864
Electronic Arts, Inc. (a)	112,054	11,318,575
Lions Gate Entertainment Corp. Class A	22,746	212,675
Live Nation Entertainment, Inc. (a)	41,478	2,895,579
NetEase, Inc. ADR	39,574	12,478,474
Netflix, Inc. (a)	235,229	74,017,157
Nintendo Co. Ltd.	14,100	5,460,023
Roku, Inc. Class A (a)(b)	894,476	143,447,116
Sea Ltd. ADR (a)	422,985	15,667,364
The Walt Disney Co.	193,186	29,283,134
		324,186,961
Interactive Media & Services - 8.6%
Alphabet, Inc.:
Class A (a)	319,999	417,307,496
Class C (a)	176,143	229,859,569
CarGurus, Inc. Class A (a)	94,384	3,783,855
Facebook, Inc. Class A (a)	1,422,030	286,738,129
Match Group, Inc. (b)	42,530	2,997,514
Pinterest, Inc. Class A	48,529	945,345
Snap, Inc. Class A (a)	1,004,571	15,319,708
Tencent Holdings Ltd.	182,900	7,717,494
Twitter, Inc. (a)	110,071	3,402,295
		968,071,405
Media - 0.2%
Comcast Corp. Class A	458,900	20,260,435
Turn, Inc. (Escrow) (a)(c)(d)	205,882	136,912
		20,397,347
Wireless Telecommunication Services - 0.5%
T-Mobile U.S., Inc. (a)	716,732	56,299,299

TOTAL COMMUNICATION SERVICES		1,379,589,360

CONSUMER DISCRETIONARY - 19.4%
Automobiles - 0.8%
Tesla, Inc. (a)(b)	271,177	89,472,139
Hotels, Restaurants & Leisure - 0.8%
Chipotle Mexican Grill, Inc. (a)	11,370	9,254,270
Hyatt Hotels Corp. Class A	46,883	3,788,146
Marriott International, Inc. Class A	25,350	3,558,126
McDonald's Corp.	74,575	14,503,346
Planet Fitness, Inc. (a)	70,752	5,229,988
Shake Shack, Inc. Class A (a)	33,036	2,047,571
Starbucks Corp.	405,873	34,673,730
Yum China Holdings, Inc.	256,272	11,409,229
Yum! Brands, Inc.	55,501	5,587,286
		90,051,692
Household Durables - 0.1%
Lennar Corp. Class A	195,869	11,683,586
Internet & Direct Marketing Retail - 7.6%
Alibaba Group Holding Ltd. sponsored ADR (a)	243,929	48,785,800
Amazon.com, Inc. (a)	343,918	619,327,534
Ctrip.com International Ltd. ADR (a)	101,579	3,376,486
eBay, Inc.	134,088	4,762,806
Etsy, Inc. (a)	38,321	1,662,748
JD.com, Inc. sponsored ADR (a)	659,369	21,528,398
Ocado Group PLC (a)	1,306,900	22,395,333
The Booking Holdings, Inc. (a)	15,122	28,792,742
The Honest Co., Inc. (a)(c)(d)	9,496	125,727
The RealReal, Inc. (b)	149,337	2,568,596
Wayfair LLC Class A (a)(b)	1,176,283	99,889,952
		853,216,122
Leisure Products - 0.2%
Callaway Golf Co.	102,309	2,125,981
Peloton Interactive, Inc.	776,112	24,608,183
		26,734,164
Multiline Retail - 0.4%
Dollar General Corp.	54,980	8,651,653
Dollar Tree, Inc. (a)	219,304	20,057,544
Ollie's Bargain Outlet Holdings, Inc. (a)	41,689	2,726,461
Target Corp.	81,533	10,192,440
		41,628,098
Specialty Retail - 2.1%
Carvana Co. Class A (a)	270,124	25,748,220
Five Below, Inc. (a)	18,669	2,309,542
Lowe's Companies, Inc.	414,723	48,651,155
RH (a)(b)	252,334	51,877,347
The Home Depot, Inc.	376,877	83,105,147
TJX Companies, Inc.	324,272	19,822,747
		231,514,158
Textiles, Apparel & Luxury Goods - 7.4%
adidas AG	465,398	144,987,277
Allbirds, Inc. (a)(c)(d)	16,248	776,167
Canada Goose Holdings, Inc. (a)(b)	414,571	15,820,676
lululemon athletica, Inc. (a)	2,114,480	477,216,991
NIKE, Inc. Class B	531,654	49,704,332
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	2,782,679	111,919,349
Tory Burch LLC (a)(c)(d)(e)	248,840	16,500,580
Under Armour, Inc. Class C (non-vtg.) (a)	160,472	2,776,166
VF Corp.	77,929	6,899,834
		826,601,372

TOTAL CONSUMER DISCRETIONARY		2,170,901,331

CONSUMER STAPLES - 3.9%
Beverages - 1.9%
Boston Beer Co., Inc. Class A (a)	31,418	12,074,566
Budweiser Brewing Co. APAC Ltd. (a)(f)	1,292,600	4,606,875
Fever-Tree Drinks PLC	280,858	7,947,552
Keurig Dr. Pepper, Inc.	1,132,311	35,033,702
Monster Beverage Corp. (a)	1,163,135	69,578,736
PepsiCo, Inc.	140,264	19,052,059
The Coca-Cola Co.	1,095,397	58,494,200
		206,787,690
Food & Staples Retailing - 0.9%
Costco Wholesale Corp.	172,544	51,730,417
Kroger Co.	1,907,180	52,142,301
		103,872,718
Food Products - 0.3%
Bunge Ltd.	277,824	14,830,245
Darling International, Inc. (a)	400,669	9,535,922
Mondelez International, Inc.	150,487	7,906,587
The Hershey Co.	31,509	4,668,373
		36,941,127
Household Products - 0.2%
Church & Dwight Co., Inc.	154,381	10,843,721
Colgate-Palmolive Co.	63,731	4,322,236
Kimberly-Clark Corp.	18,490	2,520,927
Procter & Gamble Co.	33,678	4,110,737
		21,797,621
Personal Products - 0.3%
Coty, Inc. Class A	1,116,835	12,888,276
Godrej Consumer Products Ltd.	80,696	815,406
Herbalife Nutrition Ltd. (a)	40,000	1,824,400
Unilever NV	178,336	10,609,738
		26,137,820
Tobacco - 0.3%
Altria Group, Inc.	641,700	31,892,490
JUUL Labs, Inc. Class A (a)(c)(d)	13,297	1,902,136
Philip Morris International, Inc.	38,560	3,197,781
		36,992,407

TOTAL CONSUMER STAPLES		432,529,383

ENERGY - 1.1%
Energy Equipment & Services - 0.0%
Baker Hughes, A GE Co. Class A	130,505	2,925,922
Oil, Gas & Consumable Fuels - 1.1%
EOG Resources, Inc.	294,373	20,871,046
Hess Corp.	945,006	58,675,423
Noble Energy, Inc.	326,249	6,772,929
PDC Energy, Inc. (a)	63,490	1,443,128
Reliance Industries Ltd.	1,127,731	24,380,548
Valero Energy Corp.	74,368	7,101,400
		119,244,474

TOTAL ENERGY		122,170,396

FINANCIALS - 2.0%
Banks - 1.1%
Bank of America Corp.	897,047	29,889,606
First Bancorp, Puerto Rico	279,192	2,931,516
HDFC Bank Ltd. sponsored ADR	461,342	28,487,869
JPMorgan Chase & Co.	330,423	43,536,534
Signature Bank	13,605	1,678,313
Wells Fargo & Co.	176,063	9,588,391
		116,112,229
Capital Markets - 0.7%
BlackRock, Inc. Class A	52,687	26,075,323
Charles Schwab Corp.	911,981	45,143,060
Edelweiss Financial Services Ltd.	1,303,987	2,243,616
T. Rowe Price Group, Inc.	53,305	6,586,366
		80,048,365
Consumer Finance - 0.2%
American Express Co.	111,484	13,391,458
Discover Financial Services	101,382	8,604,290
		21,995,748

TOTAL FINANCIALS		218,156,342

HEALTH CARE - 19.2%
Biotechnology - 11.6%
AbbVie, Inc.	256,559	22,507,921
ACADIA Pharmaceuticals, Inc. (a)	2,393,271	108,391,244
Agios Pharmaceuticals, Inc. (a)(b)	608,293	23,662,598
Alector, Inc. (b)	156,560	2,918,278
Alexion Pharmaceuticals, Inc. (a)	225,452	25,688,001
Alkermes PLC (a)	475,172	9,988,115
Allakos, Inc. (a)	47,350	4,498,250
Allogene Therapeutics, Inc. (a)(b)	282,646	7,964,964
Alnylam Pharmaceuticals, Inc. (a)	1,528,831	179,087,263
Amgen, Inc.	232,804	54,643,755
AnaptysBio, Inc. (a)	24,931	336,319
Argenx SE ADR (a)	67,160	9,943,038
Arrowhead Pharmaceuticals, Inc. (a)	65,529	4,784,272
Ascendis Pharma A/S sponsored ADR (a)	20,289	2,336,887
aTyr Pharma, Inc.	29,879	146,407
Axcella Health, Inc.	257,701	1,030,804
BeiGene Ltd. (a)	451,300	6,929,596
BeiGene Ltd. ADR (a)(b)	633,582	128,800,885
Biogen, Inc. (a)	10,342	3,100,635
BioNTech AG	825,102	16,322,168
BioNTech SE ADR (a)	117,355	2,579,463
bluebird bio, Inc. (a)(b)	191,434	15,494,668
Blueprint Medicines Corp. (a)	120,664	9,899,275
Bridgebio Pharma, Inc.	70,322	2,039,338
Calyxt, Inc. (a)	435,801	1,603,748
Cellectis SA sponsored ADR (a)	242,198	3,366,552
ChemoCentryx, Inc. (a)	725,839	22,014,697
Cibus Corp.:
Series C (a)(c)(d)(e)	1,142,857	1,939,901
Series D (a)(c)(d)(e)	750,960	938,700
Coherus BioSciences, Inc. (a)	81,801	1,471,600
Constellation Pharmaceuticals, Inc. (a)	91,288	4,250,369
Crinetics Pharmaceuticals, Inc. (a)	53,839	1,053,091
CRISPR Therapeutics AG (a)	18,300	1,311,195
Cyclerion Therapeutics, Inc. (a)	100,547	186,012
Cyclerion Therapeutics, Inc. (c)	150,550	278,518
Denali Therapeutics, Inc. (a)(b)	126,474	2,249,972
Eidos Therapeutics, Inc. (a)(b)	35,256	1,985,970
Evelo Biosciences, Inc. (a)(b)	333,840	1,505,618
Exact Sciences Corp. (a)	57,449	4,653,943
Exelixis, Inc. (a)	983,643	16,357,983
Fate Therapeutics, Inc. (a)	630,976	9,855,845
G1 Therapeutics, Inc. (a)	102,936	2,223,418
Homology Medicines, Inc. (a)(b)	217,529	3,480,464
Hookipa Pharma, Inc.	25,145	254,216
Intercept Pharmaceuticals, Inc. (a)	60,622	6,569,606
Ionis Pharmaceuticals, Inc. (a)	2,440,934	156,122,139
Iovance Biotherapeutics, Inc. (a)	74,157	1,693,004
Ironwood Pharmaceuticals, Inc. Class A (a)	734,141	8,824,375
Karuna Therapeutics, Inc. (a)(b)	327,075	23,510,151
Karuna Therapeutics, Inc.	118,342	8,081,102
Lexicon Pharmaceuticals, Inc. (a)(b)	1,334,342	4,710,227
Macrogenics, Inc. (a)	87,438	828,038
Mirati Therapeutics, Inc. (a)	65,503	6,600,737
Moderna, Inc. (b)	1,562,341	31,809,263
Momenta Pharmaceuticals, Inc. (a)	1,860,257	31,252,318
Morphic Holding, Inc.	107,151	1,701,558
Neon Therapeutics, Inc. (a)(b)	222,679	253,854
Principia Biopharma, Inc. (a)	67,418	2,415,587
Protagonist Therapeutics, Inc. (a)	255,195	2,220,197
Prothena Corp. PLC (a)	271,705	3,483,258
Regeneron Pharmaceuticals, Inc. (a)	109,121	40,265,649
Rhythm Pharmaceuticals, Inc. (a)(b)	83,188	1,867,571
Rigel Pharmaceuticals, Inc. (a)	2,932,949	6,569,806
Rubius Therapeutics, Inc. (a)(b)	1,001,707	7,713,144
Sage Therapeutics, Inc. (a)	652,353	100,964,674
Sarepta Therapeutics, Inc. (a)	79,327	8,923,494
Scholar Rock Holding Corp. (a)	265,334	2,257,992
Seres Therapeutics, Inc. (a)	777,271	3,070,220
Synthorx, Inc.	86,993	1,557,175
Syros Pharmaceuticals, Inc. (a)	661,136	3,371,794
Syros Pharmaceuticals, Inc. (a)(f)	301,001	1,535,105
Syros Pharmaceuticals, Inc. warrants 10/10/22 (a)	35,253	32,812
Translate Bio, Inc. (a)	777,469	7,813,563
Turning Point Therapeutics, Inc.	53,780	3,023,512
Ultragenyx Pharmaceutical, Inc. (a)	52,752	2,091,617
uniQure B.V. (a)	236,873	13,184,351
UNITY Biotechnology, Inc. (a)(b)	544,507	4,203,594
Vertex Pharmaceuticals, Inc. (a)	132,893	29,469,023
Xencor, Inc. (a)	437,162	17,224,183
Zai Lab Ltd. ADR (a)	615,486	24,496,343
		1,293,786,992
Health Care Equipment & Supplies - 4.2%
Abbott Laboratories	237,861	20,325,222
Boston Scientific Corp. (a)	545,647	23,599,233
Danaher Corp.	304,533	44,455,727
DexCom, Inc. (a)	192,121	43,671,025
Genmark Diagnostics, Inc. (a)	563,601	3,144,894
Insulet Corp. (a)	544,683	101,147,633
Intuitive Surgical, Inc. (a)	106,141	62,930,999
Novocure Ltd. (a)(b)	1,136,907	104,800,087
Penumbra, Inc. (a)	263,352	46,592,236
Presbia PLC (a)	454,926	2,730
Shockwave Medical, Inc. (a)	207,984	8,144,653
Stryker Corp.	41,957	8,595,311
		467,409,750
Health Care Providers & Services - 1.0%
Centene Corp. (a)	84,690	5,121,204
Humana, Inc.	12,743	4,348,294
Laboratory Corp. of America Holdings (a)	14,725	2,536,970
Notre Dame Intermedica Participacoes SA	308,400	4,110,592
UnitedHealth Group, Inc.	329,054	92,092,343
		108,209,403
Health Care Technology - 0.0%
Castlight Health, Inc. Class B (a)	589,260	819,071
Health Catalyst, Inc.	29,237	1,161,586
Teladoc Health, Inc. (a)	41,819	3,501,923
		5,482,580
Life Sciences Tools & Services - 0.9%
10X Genomics, Inc.	815,857	47,646,865
10X Genomics, Inc. (a)	111,801	7,254,767
Adaptive Biotechnologies Corp. (b)	37,817	1,028,244
Bruker Corp.	40,493	2,072,837
Illumina, Inc. (a)	10,194	3,269,827
Thermo Fisher Scientific, Inc.	78,734	24,718,539
Wuxi Biologics (Cayman), Inc. (a)(f)	849,000	9,592,761
		95,583,840
Pharmaceuticals - 1.5%
Adimab LLC (a)(c)(d)(e)	762,787	35,217,876
Akcea Therapeutics, Inc. (a)	1,209,506	23,549,082
Bristol-Myers Squibb Co.	287,185	16,352,314
Bristol-Myers Squibb Co. rights (a)	155,857	335,093
Fulcrum Therapeutics, Inc. (b)	102,383	1,264,430
Fulcrum Therapeutics, Inc.	87,742	1,029,433
Hansoh Pharmaceutical Group Co. Ltd. (f)	788,000	2,325,286
Intra-Cellular Therapies, Inc. (a)(b)	624,409	6,063,011
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)	44,680	545,757
Kaleido Biosciences, Inc. (a)(b)	246,654	2,148,356
MyoKardia, Inc. (a)	532,909	34,719,021
Nektar Therapeutics (a)(b)	1,234,843	25,054,964
OptiNose, Inc. (a)(b)	848,375	7,923,823
RPI International Holdings LP (a)(c)(d)	35,220	5,493,792
Sienna Biopharmaceuticals, Inc. (a)(b)	639,918	107,698
Stemcentrx, Inc. rights 12/31/21 (a)(d)	568,100	6
Theravance Biopharma, Inc. (a)	407,912	8,876,165
		171,006,107

TOTAL HEALTH CARE		2,141,478,672

INDUSTRIALS - 4.8%
Aerospace & Defense - 1.3%
Lockheed Martin Corp.	20,874	8,162,360
Space Exploration Technologies Corp. Class A (a)(c)(d)	137,569	29,439,766
The Boeing Co.	242,706	88,874,083
United Technologies Corp.	90,147	13,372,406
		139,848,615
Air Freight & Logistics - 0.2%
FedEx Corp.	6,159	985,748
United Parcel Service, Inc. Class B	138,930	16,634,089
		17,619,837
Airlines - 1.2%
Azul SA sponsored ADR (a)	104,710	3,899,400
Delta Air Lines, Inc.	145,910	8,362,102
JetBlue Airways Corp. (a)	974,914	18,786,593
Ryanair Holdings PLC sponsored ADR (a)	93,468	7,787,754
Southwest Airlines Co.	317,227	18,284,964
Spirit Airlines, Inc. (a)	100,933	3,943,452
United Continental Holdings, Inc. (a)	161,025	14,943,120
Wheels Up Partners Holdings LLC:
Series B (a)(c)(d)(e)	1,843,115	6,414,040
Series C (a)(c)(d)(e)	670,590	2,333,653
Series D (a)(c)(d)(e)	1,135,960	3,953,141
Wizz Air Holdings PLC (a)(f)	789,373	40,325,396
		129,033,615
Building Products - 0.0%
Resideo Technologies, Inc. (a)	70,540	689,881
Commercial Services & Supplies - 0.0%
HomeServe PLC	262,400	4,089,311
Electrical Equipment - 0.1%
AMETEK, Inc.	5,007	495,743
Eaton Corp. PLC	53,614	4,959,295
Emerson Electric Co.	82,989	6,129,568
Generac Holdings, Inc. (a)	33,100	3,260,350
		14,844,956
Industrial Conglomerates - 0.5%
3M Co.	80,560	13,676,671
Honeywell International, Inc.	257,933	46,053,937
		59,730,608
Machinery - 0.6%
Caterpillar, Inc.	68,000	9,841,640
Deere & Co.	122,062	20,512,519
Fortive Corp.	94,608	6,827,859
Illinois Tool Works, Inc.	56,153	9,789,152
Ingersoll-Rand PLC	26,622	3,490,410
Xylem, Inc.	246,417	19,099,782
		69,561,362
Professional Services - 0.0%
CoStar Group, Inc. (a)	5,428	3,326,604
Verisk Analytics, Inc.	7,999	1,179,693
		4,506,297
Road & Rail - 0.9%
Lyft, Inc.	396,568	19,423,901
Uber Technologies, Inc.	1,358,604	40,214,678
Union Pacific Corp.	236,361	41,597,172
		101,235,751

TOTAL INDUSTRIALS		541,160,233

INFORMATION TECHNOLOGY - 35.0%
Communications Equipment - 0.4%
Arista Networks, Inc. (a)	10,903	2,127,502
Ciena Corp. (a)	71,397	2,710,230
Cisco Systems, Inc.	148,679	6,736,645
Infinera Corp. (a)(b)	3,787,375	24,163,453
NETGEAR, Inc. (a)	223,361	5,608,595
		41,346,425
Electronic Equipment & Components - 0.1%
Arlo Technologies, Inc. (a)	1,248,358	4,319,319
TE Connectivity Ltd.	18,541	1,718,936
		6,038,255
IT Services - 7.2%
Actua Corp. (a)(d)	562,258	157,432
Adyen BV (a)(f)	1,621	1,243,426
Black Knight, Inc. (a)	104,430	6,580,134
IBM Corp.	16,995	2,284,978
MasterCard, Inc. Class A	446,749	130,553,460
MongoDB, Inc. Class A (a)	110,501	16,431,499
Okta, Inc. (a)	77,681	10,081,440
PayPal Holdings, Inc. (a)	1,193,527	128,912,851
Riskified Ltd. warrants (a)(c)(d)	1,301	1
Shopify, Inc. Class A (a)	942,549	317,782,989
Square, Inc. (a)	454,385	31,407,091
Visa, Inc. Class A	786,112	145,045,525
Wix.com Ltd. (a)	102,548	12,397,028
		802,877,854
Semiconductors & Semiconductor Equipment - 9.1%
Advanced Micro Devices, Inc. (a)	2,794,293	109,396,571
Applied Materials, Inc.	336,375	19,476,113
ASML Holding NV	86,965	23,534,468
Broadcom, Inc.	46,975	14,853,965
Cirrus Logic, Inc. (a)	277,366	19,887,142
Cree, Inc. (a)	161,089	7,121,745
Intel Corp.	17,762	1,031,084
KLA-Tencor Corp.	48,246	7,905,590
Marvell Technology Group Ltd.	864,671	22,801,374
Mellanox Technologies Ltd. (a)	11,400	1,309,860
Micron Technology, Inc. (a)	498,931	23,704,212
NVIDIA Corp.	2,766,335	599,575,448
Qualcomm, Inc.	189,569	15,838,490
Silicon Laboratories, Inc. (a)	884,189	93,662,141
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	336,348	17,856,715
Texas Instruments, Inc.	300,294	36,098,342
		1,014,053,260
Software - 12.0%
2U, Inc. (a)(b)	87,019	2,170,254
Adobe, Inc. (a)	343,212	106,234,410
Atlassian Corp. PLC (a)	87,996	11,185,172
Autodesk, Inc. (a)	191,042	34,559,498
Avalara, Inc. (a)	16,454	1,283,906
Cadence Design Systems, Inc. (a)	57,585	4,045,346
Cloudflare, Inc.	560,425	9,825,371
Cloudflare, Inc. (a)	703,856	13,711,115
Coupa Software, Inc. (a)	104,674	16,066,412
Crowdstrike Holdings, Inc. (b)	10,203	591,774
CyberArk Software Ltd. (a)	26,902	3,296,840
Datadog, Inc. Class A (a)(b)	14,530	592,388
DocuSign, Inc. (a)	12,641	900,166
Elastic NV (a)	46,694	3,707,971
HubSpot, Inc. (a)	338,117	51,055,667
Intuit, Inc.	100,214	25,944,402
LivePerson, Inc. (a)	334,794	13,287,974
Medallia, Inc. (b)	152,179	4,620,154
Microsoft Corp.	3,179,936	481,378,712
Nutanix, Inc. Class A (a)(b)	2,860,298	106,832,130
Oracle Corp.	624,834	35,078,181
Pagerduty, Inc. (b)	16,029	417,555
Paylocity Holding Corp. (a)	24,857	3,040,508
Ping Identity Holding Corp. (a)	39,735	891,256
Pluralsight, Inc. (a)	54,800	931,052
Q2 Holdings, Inc. (a)	99,321	8,385,672
RingCentral, Inc. (a)	12,892	2,223,483
Salesforce.com, Inc. (a)	2,159,584	351,774,638
Tenable Holdings, Inc. (a)	5,803	157,551
Workday, Inc. Class A (a)	5,732	1,026,716
Zendesk, Inc. (a)	432,195	34,143,405
Zoom Video Communications, Inc. Class A (b)	13,153	979,899
Zscaler, Inc. (a)(b)	314,035	16,370,645
		1,346,710,223
Technology Hardware, Storage & Peripherals - 6.2%
Apple, Inc.	2,442,132	652,659,776
Pure Storage, Inc. Class A (a)	2,114,378	33,978,054
Samsung Electronics Co. Ltd.	196,513	8,367,564
		695,005,394

TOTAL INFORMATION TECHNOLOGY		3,906,031,411

MATERIALS - 0.4%
Chemicals - 0.2%
CF Industries Holdings, Inc.	340,768	15,746,889
Corteva, Inc.	42,540	1,106,891
Dow, Inc.	72,449	3,866,603
DowDuPont, Inc.	31,696	2,054,218
LG Chemical Ltd.	2,111	547,720
The Mosaic Co.	51,018	971,893
		24,294,214
Metals & Mining - 0.2%
Barrick Gold Corp. (Canada)	1,154,800	19,426,339

TOTAL MATERIALS		43,720,553

REAL ESTATE - 0.3%
Equity Real Estate Investment Trusts (REITs) - 0.3%
American Tower Corp.	139,738	29,908,124
Ant International Co. Ltd. Class C (a)(c)(d)	419,242	3,094,006
		33,002,130
UTILITIES - 0.0%
Electric Utilities - 0.0%
ORSTED A/S (f)	43,600	4,018,315
TOTAL COMMON STOCKS
(Cost $4,738,340,480)		10,992,758,126

Preferred Stocks - 1.2%
Convertible Preferred Stocks - 1.1%
COMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
Altiostar Networks, Inc. Series A1 (a)(c)(d)	202,849	866,165
CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.1%
MOD Super Fast Pizza Holdings LLC:
Series 3(a)(c)(d)(e)	16,248	2,315,665
Series 4 (a)(c)(d)(e)	1,483	211,357
Series 5 (a)(c)(d)(e)	5,955	848,707
Neutron Holdings, Inc. Series D (c)(d)	5,678,726	1,377,091
Topgolf International, Inc. Series F (a)(c)(d)	234,069	3,276,966
		8,029,786
Internet & Direct Marketing Retail - 0.0%
Reddit, Inc. Series B (a)(c)(d)	37,935	1,162,708
The Honest Co., Inc.:
Series C (a)(c)(d)	22,157	856,368
Series D (a)(c)(d)	19,064	872,369
		2,891,445
Textiles, Apparel & Luxury Goods - 0.0%
Allbirds, Inc.:
Series A (a)(c)(d)	6,413	306,349
Series B (a)(c)(d)	1,127	53,837
Series C (a)(c)(d)	10,767	514,340
ORIC Pharmaceuticals, Inc.:
Series C (a)(c)(d)	316,667	1,045,001
Series D (c)(d)	46,570	153,681
		2,073,208
TOTAL CONSUMER DISCRETIONARY		12,994,439
CONSUMER STAPLES - 0.2%
Food & Staples Retailing - 0.1%
Blink Health LLC Series C (c)(d)	172,284	6,577,114
Sweetgreen, Inc.:
Series C (c)(d)	1,331	22,760
Series D (c)(d)	21,414	366,179
Series H (c)(d)	168,337	2,878,563
Series I (c)(d)	50,469	863,020
		10,707,636
Food Products - 0.1%
Agbiome LLC Series C (a)(c)(d)	338,565	3,020,000
Tobacco - 0.0%
JUUL Labs, Inc. Series E (a)(c)(d)	6,648	950,996
TOTAL CONSUMER STAPLES		14,678,632
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Paragon Biosciences Emalex Capital, Inc. Series B (c)(d)	198,234	2,020,004
Insurance - 0.0%
Clover Health Series D (a)(c)(d)	264,037	903,007
TOTAL FINANCIALS		2,923,011
HEALTH CARE - 0.3%
Biotechnology - 0.1%
23andMe, Inc. Series F (a)(c)(d)	164,720	2,278,078
Generation Bio Series B (a)(c)(d)	224,243	2,038,369
Immunocore Ltd. Series A (a)(c)(d)	18,504	2,301,944
Intarcia Therapeutics, Inc. Series EE (a)(c)(d)	116,544	4,713,039
Nuvation Bio, Inc. Series A (c)(d)(g)	3,463,900	2,671,983
		14,003,413
Health Care Providers & Services - 0.0%
Mulberry Health, Inc. Series A-8 (a)(c)(d)	783,663	4,035,864
Health Care Technology - 0.1%
Codiak Biosciences, Inc.:
Series A 8.00% (a)(c)(d)	163,914	595,008
Series B 8.00% (a)(c)(d)	532,720	1,933,774
Series C, 8.00% (a)(c)(d)	648,255	2,353,166
		4,881,948
Pharmaceuticals - 0.1%
Allovir, Inc. Series B (c)(d)	340,345	2,773,812
Castle Creek Pharmaceutical Holdings, Inc. Series B (a)(c)(d)	4,910	2,022,184
Harmony Biosciences II, Inc.:
Series A (a)(c)(d)	2,550,636	4,999,247
Series C (c)(d)	664,710	1,302,832
Nohla Therapeutics, Inc. Series B (a)(c)(d)	3,126,919	31
		11,098,106
TOTAL HEALTH CARE		34,019,331
INDUSTRIALS - 0.2%
Aerospace & Defense - 0.1%
Space Exploration Technologies Corp. Series G (a)(c)(d)	53,937	11,542,518
Professional Services - 0.1%
YourPeople, Inc. Series C (a)(c)(d)	1,527,000	4,932,210
TOTAL INDUSTRIALS		16,474,728
INFORMATION TECHNOLOGY - 0.3%
Internet Software & Services - 0.1%
Starry, Inc.:
Series B (a)(c)(d)	2,961,147	4,234,440
Series C (a)(c)(d)	1,339,018	1,914,796
Series D (c)(d)	1,344,355	1,922,428
		8,071,664
IT Services - 0.0%
AppNexus, Inc. Series E (Escrow) (a)(c)(d)	209,665	202,327
Riskified Ltd. Series E (c)(d)	6,200	1,474,732
		1,677,059
Software - 0.2%
Bird Rides, Inc.:
Series C (c)(d)	117,022	1,511,655
Series D (c)(d)	104,900	1,355,067
Dataminr, Inc. Series D (a)(c)(d)	442,241	7,615,390
Jet.Com, Inc. Series B1 (Escrow) (a)(c)(d)	2,105,094	21
Outset Medical, Inc.:
Series C (a)(c)(d)	382,862	639,380
Series D (a)(c)(d)	373,580	664,972
Taboola.Com Ltd. Series E (a)(c)(d)	331,426	8,027,138
UiPath, Inc.:
Series A1 (c)(d)	52,327	2,059,156
Series B1 (c)(d)	2,607	102,590
Series B2 (c)(d)	12,982	510,864
		22,486,233
TOTAL INFORMATION TECHNOLOGY		32,234,956
REAL ESTATE - 0.0%
Real Estate Management & Development - 0.0%
Sonder Canada, Inc. Series D (c)(d)	265,415	2,785,793

TOTAL CONVERTIBLE PREFERRED STOCKS		116,977,055

Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.0%
Textiles, Apparel & Luxury Goods - 0.0%
Allbirds, Inc. (a)(c)(d)	3,445	164,568
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Petroleo Brasileiro SA - Petrobras (PN) sponsored ADR (non-vtg.)	567,370	7,784,316
FINANCIALS - 0.0%
Banks - 0.0%
Itau Unibanco Holding SA	95,000	777,287
HEALTH CARE - 0.0%
Biotechnology - 0.0%
Yumanity Holdings LLC:
Class A (a)(c)(d)	130,754	861,669
Class B (a)(c)(d)	85,345	562,424
		1,424,093
Pharmaceuticals - 0.0%
Castle Creek Pharmaceutical Holdings, Inc. Series A4 (a)(c)(d)	13,511	5,564,505
TOTAL HEALTH CARE		6,988,598

TOTAL NONCONVERTIBLE PREFERRED STOCKS		15,714,769

TOTAL PREFERRED STOCKS
(Cost $134,750,233)		132,691,824
	Principal Amount	Value

Preferred Securities - 0.0%
HEALTH CARE - 0.0%
Biotechnology - 0.0%
Intarcia Therapeutics, Inc. 6% 7/18/21(c)(d)
(Cost $614,446)	614,446	642,687
	Shares	Value

Money Market Funds - 5.6%
Fidelity Cash Central Fund 1.61% (h)	225,096,755	225,141,774
Fidelity Securities Lending Cash Central Fund 1.61% (h)(i)	397,871,329	397,911,117
TOTAL MONEY MARKET FUNDS
(Cost $623,052,891)		623,052,891
TOTAL INVESTMENT IN SECURITIES - 105.2%
(Cost $5,496,758,050)		11,749,145,528
NET OTHER ASSETS (LIABILITIES) - (5.2)%		(575,486,046)
NET ASSETS - 100%		$11,173,659,482

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $233,317,820 or 2.1% of net assets.

 (d) Level 3 security

 (e) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $63,647,164 or 0.6% of net assets.

 (g) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
23andMe, Inc. Series F	8/31/17	$2,287,005
Adimab LLC	9/17/14 - 6/5/15	$11,583,995
Agbiome LLC Series C	6/29/18	$2,144,369
Allbirds, Inc.	10/9/18	$890,972
Allbirds, Inc.	10/9/18	$188,909
Allbirds, Inc. Series A	10/9/18	$351,662
Allbirds, Inc. Series B	10/9/18	$61,800
Allbirds, Inc. Series C	10/9/18	$590,417
Allovir, Inc. Series B	5/8/19	$2,773,812
Altiostar Networks, Inc. Series A1	1/10/17	$933,105
Ant International Co. Ltd. Class C	5/16/18	$2,351,948
AppNexus, Inc. Series E (Escrow)	8/1/14	$378,005
Bird Rides, Inc. Series C	12/21/18	$1,374,482
Bird Rides, Inc. Series D	9/30/19	$1,355,067
Blink Health LLC Series C	11/7/19	$6,577,114
Castle Creek Pharmaceutical Holdings, Inc. Series A4	9/29/16	$4,471,547
Castle Creek Pharmaceutical Holdings, Inc. Series B	10/9/18	$2,022,184
Cibus Corp. Series C	2/16/18	$2,400,000
Cibus Corp. Series D	5/10/19	938,700
Clover Health Series D	6/7/17	$2,476,086
Codiak Biosciences, Inc. Series A 8.00%	11/12/15	$163,914
Codiak Biosciences, Inc. Series B 8.00%	11/12/15	$1,598,160
Codiak Biosciences, Inc. Series C, 8.00%	11/17/17	$2,455,331
Cyclerion Therapeutics, Inc.	4/2/19	$2,229,495
Dataminr, Inc. Series D	2/18/15 - 3/6/15	$5,638,573
Generation Bio Series B	2/21/18	$2,050,859
Harmony Biosciences II, Inc. Series A	9/22/17	$2,550,636
Harmony Biosciences II, Inc. Series C	8/9/19	$1,302,832
Immunocore Ltd. Series A	7/27/15	$3,482,067
Intarcia Therapeutics, Inc. Series EE	9/2/16	$6,992,640
Intarcia Therapeutics, Inc. 6% 7/18/21	2/26/19	$614,446
Jet.Com, Inc. Series B1 (Escrow)	3/19/18	$0
JUUL Labs, Inc. Class A	7/6/18	$392,042
JUUL Labs, Inc. Series E	7/6/18	$196,006
MOD Super Fast Pizza Holdings LLC Series 3	11/3/16	$2,225,976
MOD Super Fast Pizza Holdings LLC Series 4	12/14/17	207,516
MOD Super Fast Pizza Holdings LLC Series 5	5/15/19	848,707
Mulberry Health, Inc. Series A-8	1/20/16	$5,293,448
Neutron Holdings, Inc. Series D	1/25/19	$1,377,091
Nohla Therapeutics, Inc. Series B	5/1/18	$1,426,000
Nuvation Bio, Inc. Series A	6/17/19	$2,671,984
ORIC Pharmaceuticals, Inc. Series C	2/6/18	$950,001
ORIC Pharmaceuticals, Inc. Series D	6/28/19	$153,681
Outset Medical, Inc. Series C	4/19/17	$992,187
Outset Medical, Inc. Series D	8/20/18	$1,161,834
Paragon Biosciences Emalex Capital, Inc. Series B	9/18/19	$2,020,004
Reddit, Inc. Series B	7/26/17	$538,544
Riskified Ltd. Series E	10/28/19	$1,474,732
Riskified Ltd. warrants	10/28/19	$1
RPI International Holdings LP	5/21/15 - 3/23/16	$4,390,645
Sonder Canada, Inc. Series D	5/21/19	$2,785,793
Space Exploration Technologies Corp. Class A	10/16/15 - 4/6/17	$12,876,729
Space Exploration Technologies Corp. Series G	1/20/15	$4,177,960
Starry, Inc. Series B	12/1/16	$1,601,981
Starry, Inc. Series C	12/8/17	$1,234,575
Starry, Inc. Series D	3/6/19	$1,922,428
Sweetgreen, Inc. Series C	9/13/19	$22,760
Sweetgreen, Inc. Series D	9/13/19	$366,179
Sweetgreen, Inc. Series H	11/9/18	$2,195,114
Sweetgreen, Inc. Series I	9/13/19	$863,020
Taboola.Com Ltd. Series E	12/22/14	$3,455,249
The Honest Co., Inc.	8/21/14	$256,936
The Honest Co., Inc. Series C	8/21/14	$599,509
The Honest Co., Inc. Series D	8/3/15	$872,273
Topgolf International, Inc. Series F	11/10/17	$3,237,994
Tory Burch LLC	5/14/15	$17,704,966
Turn, Inc. (Escrow)	4/11/17	$123,537
UiPath, Inc. Series A1	6/14/19	$2,059,156
UiPath, Inc. Series B1	6/14/19	$102,590
UiPath, Inc. Series B2	6/14/19	$510,864
Wheels Up Partners Holdings LLC Series B	9/18/15	$5,235,000
Wheels Up Partners Holdings LLC Series C	6/22/17	2,092,241
Wheels Up Partners Holdings LLC Series D	5/15/19 - 8/2/19	3,953,141
YourPeople, Inc. Series C	5/1/15	$22,753,949
Yumanity Holdings LLC Class A	2/8/16	$883,727
Yumanity Holdings LLC Class B	6/19/18	$714,338

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$875,117
Fidelity Securities Lending Cash Central Fund	4,787,506
Total	$5,662,623

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$1,380,455,525	$1,366,274,931	$13,177,517	$1,003,077
Consumer Discretionary	2,184,060,338	2,128,890,674	24,608,183	30,561,481
Consumer Staples	447,208,015	420,017,509	10,609,738	16,580,768
Energy	129,954,712	129,954,712	--	--
Financials	221,856,640	218,933,629	--	2,923,011
Health Care	2,182,486,601	2,024,776,017	73,112,380	84,598,204
Industrials	557,634,961	499,019,633	--	58,615,328
Information Technology	3,938,266,367	3,896,048,607	9,825,371	32,392,389
Materials	43,720,553	43,720,553	--	--
Real Estate	35,787,923	29,908,124	--	5,879,799
Utilities	4,018,315	4,018,315	--	--
Preferred Securities	642,687	--	--	642,687
Money Market Funds	623,052,891	623,052,891	--	--
Total Investments in Securities:	$11,749,145,528	$11,384,615,595	$131,333,189	$233,196,744

The following is a reconciliation of Investments in Securities and Derivative Instruments for which Level 3 inputs were used in determining value:

Investments in Securities:
Equities - Health Care
Beginning Balance	$130,958,638
Net Realized Gain (Loss) on Investment Securities	(260,569)
Net Unrealized Gain (Loss) on Investment Securities	(13,513,391)
Cost of Purchases	7,751,428
Proceeds of Sales	(40,337,902)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$84,598,204
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2019	$1,204,721
Other investments in securities
Beginning Balance	$187,627,672
Net Realized Gain (Loss) on Investment Securities	449,306
Net Unrealized Gain (Loss) on Investment Securities	(26,111,512)
Cost of Purchases	29,090,403
Proceeds of Sales	(42,457,329)
Amortization/Accretion	--
Transfers out of Level 3	--
Ending Balance	$148,598,540
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2019	$20,849,745

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.8%
Canada	3.1%
Cayman Islands	2.9%
Germany	1.5%
Bailiwick of Jersey	1.3%
Others (Individually Less Than 1%)	2.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		November 30, 2019
Assets
Investment in securities, at value (including securities loaned of $385,841,810) — See accompanying schedule: Unaffiliated issuers (cost $4,873,705,159)	$11,126,092,637
Fidelity Central Funds (cost $623,052,891)	623,052,891
Total Investment in Securities (cost $5,496,758,050)		$11,749,145,528
Segregated cash with brokers for derivative instruments		8,310,600
Restricted cash		266,573
Foreign currency held at value (cost $1,101,657)		1,100,908
Receivable for investments sold		182,455,357
Receivable for fund shares sold		2,741
Dividends receivable		7,860,579
Distributions receivable from Fidelity Central Funds		459,396
Other receivables		1,192,276
Total assets		11,950,793,958
Liabilities
Payable to custodian bank	$1,308,517
Payable for investments purchased
Regular delivery	9,485,884
Delayed delivery	1,335,992
Payable for fund shares redeemed	365,817,718
Payable for daily variation margin on futures contracts	546,371
Other payables and accrued expenses	740,642
Collateral on securities loaned	397,899,352
Total liabilities		777,134,476
Net Assets		$11,173,659,482
Net Assets consist of:
Paid in capital		$3,845,779,624
Total accumulated earnings (loss)		7,327,879,858
Net Assets		$11,173,659,482
Net Asset Value, offering price and redemption price per share ($11,173,659,482 ÷ 583,263,659 shares)		$19.16

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended November 30, 2019
Investment Income
Dividends		$67,119,874
Interest		27,753
Income from Fidelity Central Funds (including $4,787,506 from security lending)		5,662,623
Total income		72,810,250
Expenses
Custodian fees and expenses	$223,740
Independent trustees' fees and expenses	65,293
Interest	142,455
Commitment fees	30,056
Total expenses		461,544
Net investment income (loss)		72,348,706
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,079,473,393
Fidelity Central Funds	(2,979)
Foreign currency transactions	13,095
Futures contracts	609,843
Total net realized gain (loss)		1,080,093,352
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $489,960)	1,260,978,620
Assets and liabilities in foreign currencies	(20,367)
Total change in net unrealized appreciation (depreciation)		1,260,958,253
Net gain (loss)		2,341,051,605
Net increase (decrease) in net assets resulting from operations		$2,413,400,311

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended November 30, 2019	Year ended November 30, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$72,348,706	$95,536,088
Net realized gain (loss)	1,080,093,352	1,070,200,851
Change in net unrealized appreciation (depreciation)	1,260,958,253	(283,160,372)
Net increase (decrease) in net assets resulting from operations	2,413,400,311	882,576,567
Distributions to shareholders	(1,195,147,338)	(1,092,225,333)
Share transactions
Proceeds from sales of shares	1,110,762,773	1,042,406,601
Reinvestment of distributions	1,195,147,338	1,092,225,333
Cost of shares redeemed	(3,626,973,368)	(2,270,674,945)
Net increase (decrease) in net assets resulting from share transactions	(1,321,063,257)	(136,043,011)
Total increase (decrease) in net assets	(102,810,284)	(345,691,777)
Net Assets
Beginning of period	11,276,469,766	11,622,161,543
End of period	$11,173,659,482	$11,276,469,766
Other Information
Shares
Sold	65,505,668	57,708,359
Issued in reinvestment of distributions	85,003,367	65,481,135
Redeemed	(207,445,393)	(121,804,349)
Net increase (decrease)	(56,936,358)	1,385,145

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Growth Company Fund

Years ended November 30,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$17.61	$18.19	$13.49	$13.08	$12.10
Income from Investment Operations
Net investment income (loss)A	.11	.15B	.07	.01	.03
Net realized and unrealized gain (loss)	3.31	1.02	4.96	.43	1.04
Total from investment operations	3.42	1.17	5.03	.44	1.07
Distributions from net investment income	(.15)	(.09)	(.02)	(.03)	(.02)
Distributions from net realized gain	(1.72)	(1.66)	(.31)	–	(.07)
Total distributions	(1.87)	(1.75)	(.33)	(.03)	(.09)
Net asset value, end of period	$19.16	$17.61	$18.19	$13.49	$13.08
Total ReturnC	23.24%	6.96%	38.10%	3.38%	8.94%
Ratios to Average Net AssetsD,E
Expenses before reductions	- %F	- %F	.38%	.74%	.79%
Expenses net of fee waivers, if any	- %F	- %F	.38%	.74%	.79%
Expenses net of all reductions	- %F	- %F	.37%	.74%	.79%
Net investment income (loss)	.64%	.79%B	.43%	.11%	.24%
Supplemental Data
Net assets, end of period (000 omitted)	$11,173,659	$11,276,470	$11,622,162	$4,032,151	$4,602,479
Portfolio turnover rateG	19%H	23%	15%	20%	18%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.03 amount per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .65%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Amount represents less than $.005 per share.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2019

1. Organization.

Fidelity Series Growth Company Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds and Fidelity managed 529 plans. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, income approach and cost approach and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$232,554,057	Market comparable	Enterprise value/Sales multiple (EV/S)	0.4 - 15.7 / 4.8	Increase
			Transaction price	$0.77 - $411.85 / $106.07	Increase
			Discount rate	6.0% - 75.0% / 42.4%	Decrease
			Discount for lack of marketability	10.0% - 15.0% / 14.3%	Decrease
			Premium rate	6.9% - 172.9% / 36.8%	Increase
			Enterprise value/EBITDA multiple (EV/E)	11.6	Increase
			Liquidity preference	$14.90 - $45.76 / $22.00	Increase
			Conversion ratio	1.3 - 4.0 / 3.0	Increase
			Proxy discount	0.6% - 22.7% / 8.6%	Decrease
		Recovery value	Recovery value	0.0% - 1.0% / 0.7%	Increase
		Market approach	Transaction price	$0.00 - $237.86 / $109.03	Increase
		Discounted cash flow	Discount rate	10.0% - 11.0% / 10.5%	Decrease
			Growth rate	3.5%	Increase
			Probability rate	6.3%	Increase
Preferred Securities	$642,687	Market approach	Transaction price	$100.00	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2019, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, partnerships, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$6,485,316,884
Gross unrealized depreciation	(284,964,709)
Net unrealized appreciation (depreciation)	$6,200,352,175
Tax Cost	$5,548,793,353

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$69,348,443
Undistributed long-term capital gain	$1,058,706,064
Net unrealized appreciation (depreciation) on securities and other investments	$6,200,315,311

The tax character of distributions paid was as follows:

	November 30, 2019	November 30, 2018
Ordinary Income	$124,254,332	$ 85,603,473
Long-term Capital Gains	1,070,893,006	1,006,621,860
Total	$1,195,147,338	$ 1,092,225,333

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $70,940,193 in these Subsidiaries, representing .63% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and each Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Any cash held by the Subsidiaries is restricted as to its use and is presented as Restricted cash in the Statement of Assets and Liabilities.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $2,102,559,309 and $4,845,258,130, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Series Growth Company Fund	$80,055

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$103,762,333	2.35%	$142,455

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Exchanges In-Kind. During the period, the Fund received investments and cash valued at $370,096,110 in exchange for 21,282,122 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $30,056 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to NFS, as affiliated borrower, at period end was $8,637,107. Total fees paid by the Fund to NFS, as lending agent, amounted to $186,188. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $756,635 from securities loaned to NFS, as affiliated borrower.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Effective January 1, 2020, following any required regulatory notices and approvals:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Mt. Vernon Street Trust and Shareholders of Fidelity Series Growth Company Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Series Growth Company Fund (the "Fund"), a fund of Fidelity Mt. Vernon Street Trust, including the schedule of investments, as of November 30, 2019, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2019, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

January 14, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 302 funds. Mr. Wiley oversees 199 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as Secretary and CLO of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2019 to November 30, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2019	Ending Account Value November 30, 2019	Expenses Paid During Period-B June 1, 2019 to November 30, 2019
Actual	.01%	$1,000.00	$1,183.40	$.05
Hypothetical-C		$1,000.00	$1,025.02	$.05

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Growth Company Fund voted to pay on December 19, 2019, to shareholders of record at the opening of business on December 18, 2019, a distribution of $1.835 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.128 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2019, $1,059,539,940, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 62% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 68% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Series Growth Company Fund

At its November 2019 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve an amended and restated management contract and amended and restated sub-advisory agreements (together, the Amended and Restated Contracts) for the fund, effective January 1, 2020, for a one month period through January 31, 2020, in connection with an upcoming consolidation of certain of Fidelity's advisory businesses.

The Board considered that, on or about January 1, 2020, each of FMR Co., Inc. (FMRC), Fidelity Investments Money Management, Inc. (FIMM), and SelectCo, LLC (SelectCo) will merge with and into Fidelity Management & Research Company (FMR) and that, after the merger, FMR will redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that the Amended and Restated Contracts would be updated to reflect the renamed adviser, Fidelity Management & Research Company LLC and its new form of organization and domicile. The Board also noted that the Amended and Restated Contracts will not change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees or expenses paid by the fund.

The Board concluded that the fund's Amended and Restated Contracts are fair and reasonable, and that the fund's Advisory Contracts should be approved through January 31, 2020.

In connection with its consideration of future renewals of the fund's Amended and Restated Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Amended and Restated Contracts should be approved.

XS7-ANN-0120
1.968007.106

Fidelity Flex℠ Funds

Fidelity Flex℠ Mid Cap Growth Fund

Annual Report

November 30, 2019

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2019	Past 1 year	Life of fundA
Fidelity Flex℠ Mid Cap Growth Fund	23.66%	14.60%

 A From March 8, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Flex℠ Mid Cap Growth Fund on March 8, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Growth Index performed over the same period.

Period Ending Values
$14,509	Fidelity Flex℠ Mid Cap Growth Fund
$15,106	Russell Midcap® Growth Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks continued to roll for the year ending November 30, 2019, with the S&P 500® index soaring 16.11% and marking history as the longest and strongest bull market ever, despite persistent, nagging concerns about global growth and trade. After a rough December 2018, upbeat company earnings, along with signs the Fed may pause on rates, boosted stocks to an all-time high on April 30. In May, however, volatility spiked and the index sunk as trade negotiations between the U.S. and China broke down. The bull market roared back to recorded a series of highs in July, when the Fed, affirming a dovish shift in policy, cut interest rates for the first time since 2008. Volatility intensified in August, however, as the Treasury yield curve inverted for the first time since 2007, which some investors viewed as a sign the U.S. economy could be heading for recession. The market proved resilient, however, achieving a new high on October 30, when the Fed lowered rates for the third time this year. The rally continued with a strong November (+4%). Information technology (+32%) led the way, as investors regained comfort taking on risk. Communication services (+21%) also stood out, followed by real estate (+18%) and utilities (+17%). In contrast, energy (-8%) was by far the weakest group – struggling amid sluggish oil prices – while several solid gainers nonetheless fell short of the market: health care (+7%), consumer staples and materials (+13% each), financials and consumer discretionary (+14% each), and industrials (+16%).

Comments from Portfolio Manager Jean Park:  For the fiscal year, the fund gained 23.66%, outpacing the 21.75% advance of the benchmark Russell Midcap® Growth Index. Mid-cap growth equities rebounded notably from the market pullbacks in December 2018, as well as May and August of this year, posting gains that outperformed both their small- and large-cap growth counterparts. Versus the benchmark, security selection and sector positioning gave the fund its edge, especially picks within the health care, consumer staples and industrials sectors. Among individual stocks, the portfolio's notable overweighting in electronic payment processor Total System Services (+53%), which was acquired by Global Payments in September at a significant premium, contributed most to the fund's relative result. By period end, Global Payments became the fund's largest holding. In health care, an overweight position in the shares of DexCom (+73%), a developer of glucose monitoring systems for the treatment of Type I diabetes, added value, as sales for its medical devices continued to increase. Conversely, lackluster security selection in the information technology and consumer discretionary sectors detracted on a relative basis. Specifically, overweighting software-as-a-service developer Citrix Systems (-14%), a longtime fund holding which I sold prior to period end, detracted more than any other individual position.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2019

% of fund's net assets
Global Payments, Inc.	4.7
Fiserv, Inc.	2.9
VeriSign, Inc.	2.9
Dollar General Corp.	2.5
ResMed, Inc.	2.4
Centene Corp.	2.3
Lam Research Corp.	2.0
AutoZone, Inc.	2.0
KLA-Tencor Corp.	1.9
SBA Communications Corp. Class A	1.7
25.3

Top Five Market Sectors as of November 30, 2019

% of fund's net assets
Information Technology	39.3
Consumer Discretionary	14.2
Industrials	13.6
Health Care	12.9
Financials	7.4

Asset Allocation (% of fund's net assets)

As of November 30, 2019 *
Stocks	98.8%
Short-Term Investments and Net Other Assets (Liabilities)	1.2%

 * Foreign investments - 3.9%

Schedule of Investments November 30, 2019

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value
COMMUNICATION SERVICES - 3.3%
Entertainment - 3.0%
Electronic Arts, Inc. (a)	29	$2,929
Live Nation Entertainment, Inc. (a)	121	8,447
Take-Two Interactive Software, Inc. (a)	86	10,436
		21,812
Interactive Media & Services - 0.3%
TripAdvisor, Inc.	74	2,102

TOTAL COMMUNICATION SERVICES		23,914

CONSUMER DISCRETIONARY - 14.2%
Distributors - 0.9%
Pool Corp.	31	6,400
Diversified Consumer Services - 1.2%
Service Corp. International	209	9,200
Hotels, Restaurants & Leisure - 0.8%
Domino's Pizza, Inc.	13	3,826
Planet Fitness, Inc. (a)	25	1,848
		5,674
Household Durables - 1.5%
Lennar Corp. Class A	61	3,639
NVR, Inc. (a)	2	7,584
		11,223
Internet & Direct Marketing Retail - 1.6%
eBay, Inc.	114	4,049
Expedia, Inc.	60	6,100
GrubHub, Inc. (a)	30	1,294
		11,443
Multiline Retail - 2.5%
Dollar General Corp.	114	17,939
Specialty Retail - 4.6%
AutoZone, Inc. (a)	12	14,135
Best Buy Co., Inc.	40	3,226
Ross Stores, Inc.	57	6,621
Ulta Beauty, Inc. (a)	21	4,911
Urban Outfitters, Inc. (a)	170	4,362
		33,255
Textiles, Apparel & Luxury Goods - 1.1%
Carter's, Inc.	39	4,029
VF Corp.	43	3,807
		7,836

TOTAL CONSUMER DISCRETIONARY		102,970

CONSUMER STAPLES - 3.3%
Beverages - 0.8%
Brown-Forman Corp. Class B (non-vtg.)	88	5,968
Food & Staples Retailing - 0.0%
Grocery Outlet Holding Corp.	2	66
Food Products - 1.2%
The Hershey Co.	56	8,297
Personal Products - 1.3%
BellRing Brands, Inc. Class A (a)	400	8,012
Estee Lauder Companies, Inc. Class A	7	1,368
		9,380

TOTAL CONSUMER STAPLES		23,711

FINANCIALS - 7.4%
Capital Markets - 4.3%
LPL Financial	27	2,493
MarketAxess Holdings, Inc.	21	8,480
Moody's Corp.	25	5,667
MSCI, Inc.	45	11,664
S&P Global, Inc.	12	3,176
Tradeweb Markets, Inc. Class A	3	134
		31,614
Insurance - 3.1%
Arch Capital Group Ltd. (a)	145	6,086
Cincinnati Financial Corp.	31	3,319
Primerica, Inc.	45	6,023
Progressive Corp.	31	2,265
RenaissanceRe Holdings Ltd.	24	4,520
		22,213

TOTAL FINANCIALS		53,827

HEALTH CARE - 12.9%
Health Care Equipment & Supplies - 6.1%
DexCom, Inc. (a)	50	11,366
Edwards Lifesciences Corp. (a)	16	3,919
Intuitive Surgical, Inc. (a)	4	2,372
Masimo Corp. (a)	37	5,738
ResMed, Inc.	115	17,204
Teleflex, Inc.	6	2,120
The Cooper Companies, Inc.	4	1,252
		43,971
Health Care Providers & Services - 2.3%
Centene Corp. (a)	280	16,932
Health Care Technology - 0.9%
Veeva Systems, Inc. Class A (a)	45	6,713
Life Sciences Tools & Services - 3.6%
Bruker Corp.	68	3,481
Charles River Laboratories International, Inc. (a)	57	8,279
Mettler-Toledo International, Inc. (a)	15	10,791
Waters Corp. (a)	17	3,775
		26,326

TOTAL HEALTH CARE		93,942

INDUSTRIALS - 13.6%
Aerospace & Defense - 4.1%
Harris Corp.	57	11,462
Huntington Ingalls Industries, Inc.	25	6,292
TransDigm Group, Inc.	21	11,909
		29,663
Air Freight & Logistics - 0.3%
C.H. Robinson Worldwide, Inc.	26	1,998
Commercial Services & Supplies - 2.8%
Cintas Corp.	43	11,054
Copart, Inc. (a)	105	9,345
		20,399
Electrical Equipment - 1.1%
AMETEK, Inc.	78	7,723
Industrial Conglomerates - 0.5%
Roper Technologies, Inc.	10	3,604
Machinery - 3.1%
Dover Corp.	31	3,456
IDEX Corp.	52	8,462
ITT, Inc.	66	4,605
Toro Co.	75	5,864
		22,387
Professional Services - 1.7%
CoStar Group, Inc. (a)	3	1,839
Equifax, Inc.	32	4,468
Verisk Analytics, Inc.	44	6,489
		12,796

TOTAL INDUSTRIALS		98,570

INFORMATION TECHNOLOGY - 39.3%
Communications Equipment - 1.3%
Motorola Solutions, Inc.	57	9,536
Electronic Equipment & Components - 5.4%
Amphenol Corp. Class A	98	10,192
CDW Corp.	79	10,669
Keysight Technologies, Inc. (a)	105	11,238
Zebra Technologies Corp. Class A (a)	29	7,277
		39,376
IT Services - 16.0%
Adyen BV (a)(b)	1	767
Black Knight, Inc. (a)	58	3,655
Booz Allen Hamilton Holding Corp. Class A	103	7,494
Broadridge Financial Solutions, Inc.	28	3,464
EPAM Systems, Inc. (a)	36	7,627
Fidelity National Information Services, Inc.	35	4,835
Fiserv, Inc. (a)	180	20,923
FleetCor Technologies, Inc. (a)	40	12,277
Global Payments, Inc.	188	34,045
VeriSign, Inc. (a)	109	20,791
		115,878
Semiconductors & Semiconductor Equipment - 8.0%
Analog Devices, Inc.	31	3,501
Broadcom, Inc.	6	1,897
KLA-Tencor Corp.	84	13,764
Lam Research Corp.	56	14,942
Mellanox Technologies Ltd. (a)	42	4,826
NXP Semiconductors NV	41	4,739
ON Semiconductor Corp. (a)	167	3,585
Skyworks Solutions, Inc.	21	2,064
Xilinx, Inc.	92	8,536
		57,854
Software - 8.6%
Adobe, Inc. (a)	9	2,786
Atlassian Corp. PLC (a)	30	3,813
Cadence Design Systems, Inc. (a)	110	7,728
Check Point Software Technologies Ltd. (a)	28	3,301
Fortinet, Inc. (a)	95	9,985
HubSpot, Inc. (a)	21	3,171
Intuit, Inc.	9	2,330
Paycom Software, Inc. (a)	23	6,367
RingCentral, Inc. (a)	44	7,589
Slack Technologies, Inc. Class A (a)	70	1,597
Synopsys, Inc. (a)	61	8,603
The Trade Desk, Inc. (a)	19	5,003
		62,273

TOTAL INFORMATION TECHNOLOGY		284,917

MATERIALS - 0.3%
Chemicals - 0.3%
Sherwin-Williams Co.	4	2,333
REAL ESTATE - 4.5%
Equity Real Estate Investment Trusts (REITs) - 4.5%
Equity Lifestyle Properties, Inc.	154	11,408
Extra Space Storage, Inc.	57	6,045
SBA Communications Corp. Class A	52	12,296
Sun Communities, Inc.	17	2,800
		32,549
TOTAL COMMON STOCKS
(Cost $506,992)		716,733

Money Market Funds - 1.0%
Fidelity Cash Central Fund 1.61% (c)
(Cost $7,337)	7,335	7,337
TOTAL INVESTMENT IN SECURITIES - 99.8%
(Cost $514,329)		724,070
NET OTHER ASSETS (LIABILITIES) - 0.2%		1,586
NET ASSETS - 100%		$725,656

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $767 or 0.1% of net assets.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$7,049
Total	$7,049

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		November 30, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $506,992)	$716,733
Fidelity Central Funds (cost $7,337)	7,337
Total Investment in Securities (cost $514,329)		$724,070
Cash		2,347
Receivable for investments sold		1,365
Dividends receivable		800
Distributions receivable from Fidelity Central Funds		11
Total assets		728,593
Liabilities
Payable for investments purchased	$2,937
Total liabilities		2,937
Net Assets		$725,656
Net Assets consist of:
Paid in capital		$54,050
Total accumulated earnings (loss)		671,606
Net Assets		$725,656
Net Asset Value, offering price and redemption price per share ($725,656 ÷ 50,803 shares)		$14.28

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended November 30, 2019
Investment Income
Dividends		$85,890
Income from Fidelity Central Funds		7,049
Total income		92,939
Expenses
Independent trustees' fees and expenses	$65
Commitment fees	33
Total expenses		98
Net investment income (loss)		92,841
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,202,712
Futures contracts	(19,717)
Total net realized gain (loss)		1,182,995
Change in net unrealized appreciation (depreciation) on investment securities		240,567
Net gain (loss)		1,423,562
Net increase (decrease) in net assets resulting from operations		$1,516,403

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended November 30, 2019	Year ended November 30, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$92,841	$88,932
Net realized gain (loss)	1,182,995	(787,766)
Change in net unrealized appreciation (depreciation)	240,567	(102,925)
Net increase (decrease) in net assets resulting from operations	1,516,403	(801,759)
Distributions to shareholders	(104,869)	(5,930)
Share transactions
Proceeds from sales of shares	4,770,143	21,757,731
Reinvestment of distributions	104,869	5,930
Cost of shares redeemed	(21,007,544)	(6,220,240)
Net increase (decrease) in net assets resulting from share transactions	(16,132,532)	15,543,421
Total increase (decrease) in net assets	(14,720,998)	14,735,732
Net Assets
Beginning of period	15,446,654	710,922
End of period	$725,656	$15,446,654
Other Information
Shares
Sold	370,270	1,794,375
Issued in reinvestment of distributions	10,113	527
Redeemed	(1,656,739)	(530,911)
Net increase (decrease)	(1,276,356)	1,263,991

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Flex Mid Cap Growth Fund

Years ended November 30,	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$11.64	$11.25	$10.00
Income from Investment Operations
Net investment income (loss)B	.12	.13C	.10D
Net realized and unrealized gain (loss)	2.60	.35E	1.15
Total from investment operations	2.72	.48	1.25
Distributions from net investment income	(.08)	(.09)	–
Total distributions	(.08)	(.09)	–
Net asset value, end of period	$14.28	$11.64	$11.25
Total ReturnF	23.66%	4.29%	12.50%
Ratios to Average Net AssetsG,H
Expenses before reductionsI	-%	-%	- %J
Expenses net of fee waivers, if anyI	-%	-%	- %J
Expenses net of all reductionsI	-%	-%	- %J
Net investment income (loss)	.98%	1.11%C	1.29%D,J
Supplemental Data
Net assets, end of period (000 omitted)	$726	$15,447	$711
Portfolio turnover rateK	83%	88%	38%J

 A For the period March 8, 2017 (commencement of operations) to November 30, 2017.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .93%.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.14%.

 E The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Amount represents less than .005%.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2019

1. Organization.

Fidelity Flex Mid Cap Growth Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is available only to certain fee-based accounts offered by Fidelity.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, capital loss carryforwards and certain losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$209,332
Gross unrealized depreciation	(6,200)
Net unrealized appreciation (depreciation)	$203,132
Tax Cost	$520,938

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$76,113
Undistributed long-term capital gain	$392,362
Net unrealized appreciation (depreciation) on securities and other investments	$203,132

The tax character of distributions paid was as follows:

	November 30, 2019	November 30, 2018
Ordinary Income	$104,869	$ 5,930
Total	$104,869	$ 5,930

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $7,208,743 and $22,894,795, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Flex Mid Cap Growth Fund	$149

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $33 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 100% of the total outstanding shares of the Fund.

Effective January 1, 2020, following any required regulatory notices and approvals:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Mt. Vernon Street Trust and Shareholders of Fidelity Flex Mid Cap Growth Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Flex Mid Cap Growth Fund (one of the funds constituting Fidelity Mt. Vernon Street Trust, referred to hereafter as the “Fund”) as of November 30, 2019, the related statement of operations for the year ended November 30, 2019, the statement of changes in net assets for each of the two years in the period ended November 30, 2019, including the related notes, and the financial highlights for each of the two years in the period ended November 30, 2019 and for the period March 8, 2017 (commencement of operations) through November 30, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2019 and the financial highlights for each of the two years in the period ended November 30, 2019 and for the period March 8, 2017 (commencement of operations) through November 30, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 14, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 302 funds. Mr. Wiley oversees 199 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as Secretary and CLO of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2019 to November 30, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2019	Ending Account Value November 30, 2019	Expenses Paid During Period-B June 1, 2019 to November 30, 2019
Actual	- %-C	$1,000.00	$1,161.90	$--D
Hypothetical-E		$1,000.00	$1,025.07	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Flex Mid Cap Growth Fund voted to pay on December 30, 2019, to shareholders of record at the opening of business on December 27, 2019, a distribution of $7.724 per share derived from capital gains realized from sales of portfolio securities and a dividend of $1.526 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2019, $392,362, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 82% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 84% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Flex Mid Cap Growth Fund

At its November 2019 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve an amended and restated management contract and amended and restated sub-advisory agreements (together, the Amended and Restated Contracts) for the fund, effective January 1, 2020, for a one month period through January 31, 2020, in connection with an upcoming consolidation of certain of Fidelity's advisory businesses.

The Board considered that, on or about January 1, 2020, each of FMR Co., Inc. (FMRC), Fidelity Investments Money Management, Inc. (FIMM), and SelectCo, LLC (SelectCo) will merge with and into Fidelity Management & Research Company (FMR) and that, after the merger, FMR will redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that the Amended and Restated Contracts would be updated to reflect the renamed adviser, Fidelity Management & Research Company LLC and its new form of organization and domicile. The Board also noted that the Amended and Restated Contracts will not change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees or expenses paid by the fund.

The Board concluded that the fund's Amended and Restated Contracts are fair and reasonable, and that the fund's Advisory Contracts should be approved through January 31, 2020.

In connection with its consideration of future renewals of the fund's Amended and Restated Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Amended and Restated Contracts should be approved.

ZDG-ANN-0120
1.9881579.102

Fidelity® Growth Strategies K6 Fund

Annual Report

November 30, 2019

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2019	Past 1 year	Life of fundA
Fidelity® Growth Strategies K6 Fund	23.18%	13.81%

 A From May 25, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Growth Strategies K6 Fund on May 25, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Growth Index performed over the same period.

Period Ending Values
$13,849	Fidelity® Growth Strategies K6 Fund
$14,384	Russell Midcap® Growth Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks continued to roll for the year ending November 30, 2019, with the S&P 500® index soaring 16.11% and marking history as the longest and strongest bull market ever, despite persistent, nagging concerns about global growth and trade. After a rough December 2018, upbeat company earnings, along with signs the Fed may pause on rates, boosted stocks to an all-time high on April 30. In May, however, volatility spiked and the index sunk as trade negotiations between the U.S. and China broke down. The bull market roared back to recorded a series of highs in July, when the Fed, affirming a dovish shift in policy, cut interest rates for the first time since 2008. Volatility intensified in August, however, as the Treasury yield curve inverted for the first time since 2007, which some investors viewed as a sign the U.S. economy could be heading for recession. The market proved resilient, however, achieving a new high on October 30, when the Fed lowered rates for the third time this year. The rally continued with a strong November (+4%). Information technology (+32%) led the way, as investors regained comfort taking on risk. Communication services (+21%) also stood out, followed by real estate (+18%) and utilities (+17%). In contrast, energy (-8%) was by far the weakest group – struggling amid sluggish oil prices – while several solid gainers nonetheless fell short of the market: health care (+7%), consumer staples and materials (+13% each), financials and consumer discretionary (+14% each), and industrials (+16%).

Comments from Portfolio Manager Jean Park:  For the fiscal year, the fund's K6 Class shares gained 23.18%, outpacing the 21.75% advance of the benchmark Russell Midcap® Growth Index. Mid-cap growth equities rebounded notably from the market pullbacks in December 2018, as well as May and August of this year, posting gains that outperformed both their small- and large-cap growth counterparts. Versus the benchmark, security selection and sector positioning gave the fund its edge, especially picks within the industrials, health care and financials sectors. Among individual stocks, the portfolio's notable overweighting in electronic payment processor Total System Services (+53%), which was acquired by Global Payments in September at a significant premium, contributed most to the fund's relative result. By period end, Global Payments became the fund's largest holding. In health care, an overweight position in the shares of DexCom (+73%), a developer of glucose monitoring systems for the treatment of Type I diabetes, added value, as sales for its medical devices continued to increase. Conversely, lackluster security selection in the information technology and consumer discretionary sectors detracted on a relative basis. Specifically, overweighting software-as-a-service developer Citrix Systems (-15%), a longtime fund holding which I sold prior to period end, detracted more than any other individual position.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2019

% of fund's net assets
Global Payments, Inc.	4.6
VeriSign, Inc.	2.9
Fiserv, Inc.	2.9
Dollar General Corp.	2.5
ResMed, Inc.	2.3
Centene Corp.	2.3
Lam Research Corp.	2.1
AutoZone, Inc.	1.9
KLA-Tencor Corp.	1.9
TransDigm Group, Inc.	1.8
25.2

Top Five Market Sectors as of November 30, 2019

% of fund's net assets
Information Technology	39.4
Consumer Discretionary	14.5
Industrials	14.0
Health Care	12.7
Financials	7.6

Asset Allocation (% of fund's net assets)

As of November 30, 2019 *
Stocks	98.6%
Short-Term Investments and Net Other Assets (Liabilities)	1.4%

 * Foreign investments - 4.0%

Schedule of Investments November 30, 2019

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
COMMUNICATION SERVICES - 3.3%
Entertainment - 3.0%
Electronic Arts, Inc. (a)	6,698	$676,565
Live Nation Entertainment, Inc. (a)	26,600	1,856,946
Take-Two Interactive Software, Inc. (a)	19,900	2,414,865
		4,948,376
Interactive Media & Services - 0.3%
TripAdvisor, Inc.	16,600	471,440

TOTAL COMMUNICATION SERVICES		5,419,816

CONSUMER DISCRETIONARY - 14.5%
Distributors - 0.9%
Pool Corp.	7,200	1,486,440
Diversified Consumer Services - 1.3%
Service Corp. International	47,107	2,073,650
Hotels, Restaurants & Leisure - 0.8%
Domino's Pizza, Inc.	2,900	853,470
Planet Fitness, Inc. (a)	6,030	445,738
		1,299,208
Household Durables - 1.7%
Lennar Corp. Class A	15,100	900,715
NVR, Inc. (a)	490	1,858,026
		2,758,741
Internet & Direct Marketing Retail - 1.6%
eBay, Inc.	26,300	934,176
Expedia, Inc.	14,500	1,474,070
GrubHub, Inc. (a)(b)	6,000	258,720
		2,666,966
Multiline Retail - 2.5%
Dollar General Corp.	26,800	4,217,248
Specialty Retail - 4.6%
AutoZone, Inc. (a)	2,750	3,239,280
Best Buy Co., Inc.	9,828	792,530
Ross Stores, Inc.	12,700	1,475,105
Ulta Beauty, Inc. (a)	4,800	1,122,528
Urban Outfitters, Inc. (a)	38,900	998,174
		7,627,617
Textiles, Apparel & Luxury Goods - 1.1%
Carter's, Inc.	9,100	940,121
VF Corp.	10,346	916,035
		1,856,156

TOTAL CONSUMER DISCRETIONARY		23,986,026

CONSUMER STAPLES - 2.4%
Beverages - 0.9%
Brown-Forman Corp. Class B (non-vtg.)	21,500	1,458,130
Food & Staples Retailing - 0.0%
Grocery Outlet Holding Corp.	421	13,948
Food Products - 1.1%
The Hershey Co.	12,200	1,807,552
Personal Products - 0.4%
BellRing Brands, Inc. Class A (a)	20,000	400,600
Estee Lauder Companies, Inc. Class A	1,772	346,373
		746,973

TOTAL CONSUMER STAPLES		4,026,603

FINANCIALS - 7.6%
Capital Markets - 4.5%
LPL Financial	6,167	569,522
MarketAxess Holdings, Inc.	4,900	1,978,718
Moody's Corp.	6,363	1,442,301
MSCI, Inc.	10,446	2,707,499
S&P Global, Inc.	2,800	741,020
Tradeweb Markets, Inc. Class A	1,218	54,481
		7,493,541
Insurance - 3.1%
Arch Capital Group Ltd. (a)	32,900	1,380,813
Cincinnati Financial Corp.	7,181	768,726
Primerica, Inc.	10,200	1,365,168
Progressive Corp.	7,413	541,520
RenaissanceRe Holdings Ltd.	5,300	998,149
		5,054,376

TOTAL FINANCIALS		12,547,917

HEALTH CARE - 12.7%
Health Care Equipment & Supplies - 6.0%
DexCom, Inc. (a)	11,000	2,500,410
Edwards Lifesciences Corp. (a)	3,692	904,318
Intuitive Surgical, Inc. (a)	953	565,034
Masimo Corp. (a)	8,284	1,284,600
ResMed, Inc.	25,900	3,874,640
Teleflex, Inc.	1,373	485,136
The Cooper Companies, Inc.	1,000	313,090
		9,927,228
Health Care Providers & Services - 2.3%
Centene Corp. (a)	62,300	3,767,281
Health Care Technology - 0.9%
Veeva Systems, Inc. Class A (a)	10,100	1,506,718
Life Sciences Tools & Services - 3.5%
Bruker Corp.	14,800	757,612
Charles River Laboratories International, Inc. (a)	12,900	1,873,725
Mettler-Toledo International, Inc. (a)	3,379	2,430,886
Waters Corp. (a)	3,800	843,866
		5,906,089

TOTAL HEALTH CARE		21,107,316

INDUSTRIALS - 14.0%
Aerospace & Defense - 4.2%
Harris Corp.	13,100	2,634,279
Huntington Ingalls Industries, Inc.	5,500	1,384,185
TransDigm Group, Inc.	5,200	2,948,920
		6,967,384
Air Freight & Logistics - 0.3%
C.H. Robinson Worldwide, Inc.	6,100	468,785
Commercial Services & Supplies - 3.0%
Cintas Corp.	10,444	2,684,735
Copart, Inc. (a)	24,900	2,216,100
		4,900,835
Electrical Equipment - 1.1%
AMETEK, Inc.	18,421	1,823,863
Industrial Conglomerates - 0.5%
Roper Technologies, Inc.	2,301	829,211
Machinery - 3.1%
Dover Corp.	7,400	824,952
IDEX Corp.	12,027	1,957,274
ITT, Inc.	14,585	1,017,741
Toro Co.	17,208	1,345,321
		5,145,288
Professional Services - 1.8%
CoStar Group, Inc. (a)	700	429,002
Equifax, Inc.	7,728	1,079,138
Verisk Analytics, Inc.	10,100	1,489,548
		2,997,688

TOTAL INDUSTRIALS		23,133,054

INFORMATION TECHNOLOGY - 39.4%
Communications Equipment - 1.4%
Motorola Solutions, Inc.	13,899	2,325,303
Electronic Equipment & Components - 5.5%
Amphenol Corp. Class A	23,800	2,475,200
CDW Corp.	18,100	2,444,405
Keysight Technologies, Inc. (a)	23,800	2,547,314
Zebra Technologies Corp. Class A (a)	6,500	1,631,110
		9,098,029
IT Services - 15.9%
Adyen BV (a)(c)	106	81,310
Black Knight, Inc. (a)	13,000	819,130
Booz Allen Hamilton Holding Corp. Class A	23,100	1,680,756
Broadridge Financial Solutions, Inc.	7,109	879,454
EPAM Systems, Inc. (a)	8,000	1,694,800
Fidelity National Information Services, Inc.	8,599	1,187,952
Fiserv, Inc. (a)	40,731	4,734,571
FleetCor Technologies, Inc. (a)	9,000	2,762,280
Global Payments, Inc.	42,500	7,696,750
VeriSign, Inc. (a)	24,973	4,763,350
		26,300,353
Semiconductors & Semiconductor Equipment - 8.1%
Analog Devices, Inc.	7,000	790,650
Broadcom, Inc.	1,300	411,073
KLA-Tencor Corp.	19,400	3,178,884
Lam Research Corp.	13,000	3,468,790
Mellanox Technologies Ltd. (a)	9,600	1,103,040
NXP Semiconductors NV	10,271	1,187,122
ON Semiconductor Corp. (a)	38,000	815,860
Skyworks Solutions, Inc.	5,122	503,493
Xilinx, Inc.	21,000	1,948,380
		13,407,292
Software - 8.5%
Adobe, Inc. (a)	2,119	655,894
Atlassian Corp. PLC (a)	8,000	1,016,880
Cadence Design Systems, Inc. (a)	23,400	1,643,850
Check Point Software Technologies Ltd. (a)	6,389	753,135
Fortinet, Inc. (a)	22,000	2,312,420
HubSpot, Inc. (a)	4,221	637,371
Intuit, Inc.	1,995	516,486
Paycom Software, Inc. (a)	5,200	1,439,412
RingCentral, Inc. (a)	10,039	1,731,426
Slack Technologies, Inc. Class A (a)(b)	16,200	369,684
Synopsys, Inc. (a)	13,718	1,934,787
The Trade Desk, Inc. (a)	4,200	1,106,028
		14,117,373

TOTAL INFORMATION TECHNOLOGY		65,248,350

MATERIALS - 0.3%
Chemicals - 0.3%
Sherwin-Williams Co.	988	576,132
REAL ESTATE - 4.4%
Equity Real Estate Investment Trusts (REITs) - 4.4%
Equity Lifestyle Properties, Inc.	35,000	2,592,800
Extra Space Storage, Inc.	12,800	1,357,440
SBA Communications Corp. Class A	11,800	2,790,346
Sun Communities, Inc.	3,900	642,369
		7,382,955
TOTAL COMMON STOCKS
(Cost $124,374,402)		163,428,169

Money Market Funds - 2.2%
Fidelity Cash Central Fund 1.61% (d)	3,086,925	3,087,543
Fidelity Securities Lending Cash Central Fund 1.61% (d)(e)	460,672	460,718
TOTAL MONEY MARKET FUNDS
(Cost $3,548,261)		3,548,261
TOTAL INVESTMENT IN SECURITIES - 100.8%
(Cost $127,922,663)		166,976,430
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(1,285,226)
NET ASSETS - 100%		$165,691,204

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $81,310 or 0.0% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$58,012
Fidelity Securities Lending Cash Central Fund	1,012
Total	$59,024

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		November 30, 2019
Assets
Investment in securities, at value (including securities loaned of $450,857) — See accompanying schedule: Unaffiliated issuers (cost $124,374,402)	$163,428,169
Fidelity Central Funds (cost $3,548,261)	3,548,261
Total Investment in Securities (cost $127,922,663)		$166,976,430
Receivable for investments sold		51,681
Receivable for fund shares sold		65,927
Dividends receivable		181,888
Distributions receivable from Fidelity Central Funds		4,547
Other receivables		455
Total assets		167,280,928
Liabilities
Payable for investments purchased	$1,059,767
Payable for fund shares redeemed	8,817
Accrued management fee	60,390
Collateral on securities loaned	460,750
Total liabilities		1,589,724
Net Assets		$165,691,204
Net Assets consist of:
Paid in capital		$130,862,717
Total accumulated earnings (loss)		34,828,487
Net Assets		$165,691,204
Net Asset Value, offering price and redemption price per share ($165,691,204 ÷ 12,099,836 shares)		$13.69

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended November 30, 2019
Investment Income
Dividends		$1,114,808
Special dividends		134,369
Income from Fidelity Central Funds (including $1,012 from security lending)		59,024
Total income		1,308,201
Expenses
Management fee	$625,571
Independent trustees' fees and expenses	787
Commitment fees	357
Total expenses before reductions	626,715
Expense reductions	(2,232)
Total expenses after reductions		624,483
Net investment income (loss)		683,718
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,072,340)
Fidelity Central Funds	(38)
Total net realized gain (loss)		(1,072,378)
Change in net unrealized appreciation (depreciation) on investment securities		28,944,734
Net gain (loss)		27,872,356
Net increase (decrease) in net assets resulting from operations		$28,556,074

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended November 30, 2019	Year ended November 30, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$683,718	$950,701
Net realized gain (loss)	(1,072,378)	(3,199,393)
Change in net unrealized appreciation (depreciation)	28,944,734	4,122,474
Net increase (decrease) in net assets resulting from operations	28,556,074	1,873,782
Distributions to shareholders	(1,016,166)	(240,378)
Share transactions
Proceeds from sales of shares	34,837,542	72,393,898
Reinvestment of distributions	1,016,166	240,378
Cost of shares redeemed	(30,695,019)	(21,786,663)
Net increase (decrease) in net assets resulting from share transactions	5,158,689	50,847,613
Total increase (decrease) in net assets	32,698,597	52,481,017
Net Assets
Beginning of period	132,992,607	80,511,590
End of period	$165,691,204	$132,992,607
Other Information
Shares
Sold	2,806,515	6,382,053
Issued in reinvestment of distributions	101,922	21,833
Redeemed	(2,673,153)	(1,892,561)
Net increase (decrease)	235,284	4,511,325

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Growth Strategies K6 Fund

Years ended November 30,	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$11.21	$10.95	$10.00
Income from Investment Operations
Net investment income (loss)B	.06C	.09D	.04
Net realized and unrealized gain (loss)	2.51	.20	.91
Total from investment operations	2.57	.29	.95
Distributions from net investment income	(.09)	(.03)	–
Total distributions	(.09)	(.03)	–
Net asset value, end of period	$13.69	$11.21	$10.95
Total ReturnE,F	23.18%	2.68%	9.50%
Ratios to Average Net AssetsG,H
Expenses before reductions	.45%	.45%	.45%I
Expenses net of fee waivers, if any	.45%	.45%	.45%I
Expenses net of all reductions	.45%	.45%	.45%I
Net investment income (loss)	.49%C	.76%D	.81%I
Supplemental Data
Net assets, end of period (000 omitted)	$165,691	$132,993	$80,512
Portfolio turnover rateJ	66%K	51%K	56%I,K

 A For the period May 25, 2017 (commencement of operations) to November 30, 2017.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .39%.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .52%.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2019

1. Organization.

Fidelity Growth Strategies K6 Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$40,056,693
Gross unrealized depreciation	(1,166,968)
Net unrealized appreciation (depreciation)	$38,889,725
Tax Cost	$128,086,705

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$575,024
Capital loss carryforward	$(4,636,261)
Net unrealized appreciation (depreciation) on securities and other investments	$38,889,725

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(4,636,261)

The tax character of distributions paid was as follows:

	November 30, 2019	November 30, 2018
Ordinary Income	$1,016,166	$ 240,378

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $90,436,135 and $98,007,633, respectively.

Unaffiliated Exchanges In-Kind. During the period, the Fund received investments and cash valued at $13,010,668 in exchange for 1,028,736 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

Prior Fiscal Year Unaffiliated Exchanges In-Kind. During the prior period, the Fund received investments and cash valued at $49,866,907 in exchange for 4,391,663 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .45% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Growth Strategies K6 Fund	$1,266

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $357 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Total fees paid by the Fund to NFS, as lending agent, amounted to $32. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $2,036 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $196.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Effective January 1, 2020, following any required regulatory notices and approvals:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Mt. Vernon Street Trust and Shareholders of Fidelity Growth Strategies K6 Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Growth Strategies K6 Fund (one of the funds constituting Fidelity Mt. Vernon Street Trust, referred to hereafter as the “Fund”) as of November 30, 2019, the related statement of operations for the year ended November 30, 2019, the statement of changes in net assets for each of the two years in the period ended November 30, 2019, including the related notes, and the financial highlights for each of the two years in the period ended November 30, 2019 and for the period May 25, 2017 (commencement of operations) through November 30, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2019 and the financial highlights for each of the two years in the period ended November 30, 2019 and for the period May 25, 2017 (commencement of operations) through November 30, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 14, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 302 funds. Mr. Wiley oversees 199 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as Secretary and CLO of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2019 to November 30, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2019	Ending Account Value November 30, 2019	Expenses Paid During Period-B June 1, 2019 to November 30, 2019
Actual	.45%	$1,000.00	$1,155.30	$2.43
Hypothetical-C		$1,000.00	$1,022.81	$2.28

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Growth Strategies K6 Fund

At its November 2019 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve an amended and restated management contract and amended and restated sub-advisory agreements (together, the Amended and Restated Contracts) for the fund, effective January 1, 2020, for a one month period through January 31, 2020, in connection with an upcoming consolidation of certain of Fidelity's advisory businesses.

The Board considered that, on or about January 1, 2020, each of FMR Co., Inc. (FMRC), Fidelity Investments Money Management, Inc. (FIMM), and SelectCo, LLC (SelectCo) will merge with and into Fidelity Management & Research Company (FMR) and that, after the merger, FMR will redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that the Amended and Restated Contracts would be updated to reflect the renamed adviser, Fidelity Management & Research Company LLC and its new form of organization and domicile. The Board also noted that the Amended and Restated Contracts will not change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees or expenses paid by the fund.

The Board concluded that the fund's Amended and Restated Contracts are fair and reasonable, and that the fund's Advisory Contracts should be approved through January 31, 2020.

In connection with its consideration of future renewals of the fund's Amended and Restated Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Amended and Restated Contracts should be approved.

FEGK6-ANN-0120
1.9883995.102

Fidelity® Growth Company K6 Fund

Annual Report

November 30, 2019

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2019

% of fund's net assets
Apple, Inc.	6.2
Amazon.com, Inc.	5.8
NVIDIA Corp.	5.7
Microsoft Corp.	4.6
Alphabet, Inc. Class A	4.0
Salesforce.com, Inc.	3.3
lululemon athletica, Inc.	3.3
Facebook, Inc. Class A	2.8
Alphabet, Inc. Class C	2.3
Shopify, Inc. Class A	2.2
40.2

Top Five Market Sectors as of November 30, 2019

% of fund's net assets
Information Technology	36.6
Consumer Discretionary	18.8
Health Care	17.8
Communication Services	13.2
Industrials	4.9

Asset Allocation (% of fund's net assets)

As of November 30, 2019*
Stocks	99.6%
Convertible Securities	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	0.3%

 * Foreign investments - 10.6%

Schedule of Investments November 30, 2019

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
COMMUNICATION SERVICES - 13.2%
Diversified Telecommunication Services - 0.1%
Verizon Communications, Inc.	32,068	$1,931,776
Entertainment - 3.0%
Activision Blizzard, Inc.	98,448	5,397,904
Electronic Arts, Inc. (a)	22,506	2,273,331
Lions Gate Entertainment Corp. Class A	3,569	33,370
Live Nation Entertainment, Inc. (a)	7,391	515,966
NetEase, Inc. ADR	7,546	2,379,405
Netflix, Inc. (a)	39,544	12,442,915
Nintendo Co. Ltd.	2,902	1,123,758
Roku, Inc. Class A (a)	147,142	23,597,163
Sea Ltd. ADR (a)	85,670	3,173,217
The Walt Disney Co.	34,661	5,253,914
		56,190,943
Interactive Media & Services - 9.4%
Alphabet, Inc.:
Class A (a)	56,399	73,549,372
Class C (a)	32,034	41,803,089
CarGurus, Inc. Class A (a)	14,710	589,724
Facebook, Inc. Class A (a)	255,392	51,497,243
Match Group, Inc. (b)	8,425	593,794
Pinterest, Inc. Class A	6,978	135,931
Snap, Inc. Class A (a)	192,354	2,933,399
Tencent Holdings Ltd.	33,731	1,423,285
Twitter, Inc. (a)	24,657	762,148
		173,287,985
Media - 0.2%
Comcast Corp. Class A	92,454	4,081,844
Wireless Telecommunication Services - 0.5%
T-Mobile U.S., Inc. (a)	124,838	9,806,025

TOTAL COMMUNICATION SERVICES		245,298,573

CONSUMER DISCRETIONARY - 18.8%
Automobiles - 0.9%
Tesla, Inc. (a)(b)	47,531	15,682,378
Hotels, Restaurants & Leisure - 0.9%
Chipotle Mexican Grill, Inc. (a)	2,385	1,941,199
Hyatt Hotels Corp. Class A	8,307	671,206
Marriott International, Inc. Class A	4,602	645,937
McDonald's Corp.	12,944	2,517,349
Planet Fitness, Inc. (a)	12,861	950,685
Shake Shack, Inc. Class A (a)	6,959	431,319
Starbucks Corp.	71,359	6,096,199
Yum China Holdings, Inc.	55,365	2,464,850
Yum! Brands, Inc.	9,822	988,781
		16,707,525
Household Durables - 0.1%
Lennar Corp. Class A	41,788	2,492,654
Internet & Direct Marketing Retail - 7.9%
Alibaba Group Holding Ltd. sponsored ADR (a)	43,154	8,630,800
Amazon.com, Inc. (a)	60,054	108,145,243
Ctrip.com International Ltd. ADR (a)	17,824	592,470
eBay, Inc.	24,585	873,259
Etsy, Inc. (a)	6,842	296,874
JD.com, Inc. sponsored ADR (a)	118,054	3,854,463
Ocado Group PLC (a)	228,604	3,917,410
The Booking Holdings, Inc. (a)	2,927	5,573,096
The RealReal, Inc.	25,496	438,531
Wayfair LLC Class A (a)	165,116	14,021,651
		146,343,797
Leisure Products - 0.2%
Callaway Golf Co.	19,524	405,709
Peloton Interactive, Inc. Class A (a)(b)	95,300	3,357,419
		3,763,128
Multiline Retail - 0.4%
Dollar General Corp.	11,424	1,797,681
Dollar Tree, Inc. (a)	38,688	3,538,404
Ollie's Bargain Outlet Holdings, Inc. (a)	7,697	503,384
Target Corp.	15,847	1,981,033
		7,820,502
Specialty Retail - 2.2%
Carvana Co. Class A (a)	48,989	4,669,631
Five Below, Inc. (a)	2,927	362,099
Lowe's Companies, Inc.	77,056	9,039,439
RH (a)	33,826	6,954,287
The Home Depot, Inc.	70,753	15,601,744
TJX Companies, Inc.	71,167	4,350,439
		40,977,639
Textiles, Apparel & Luxury Goods - 6.2%
adidas AG	79,419	24,741,715
Canada Goose Holdings, Inc. (a)	73,637	2,810,103
lululemon athletica, Inc. (a)	270,557	61,062,009
NIKE, Inc. Class B	93,105	8,704,386
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	372,172	14,968,758
Under Armour, Inc. Class C (non-vtg.) (a)	35,913	621,295
VF Corp.	13,707	1,213,618
		114,121,884

TOTAL CONSUMER DISCRETIONARY		347,909,507

CONSUMER STAPLES - 4.1%
Beverages - 1.9%
Boston Beer Co., Inc. Class A (a)	5,669	2,178,710
Budweiser Brewing Co. APAC Ltd. (a)(c)	221,700	790,147
Fever-Tree Drinks PLC	52,150	1,475,710
Keurig Dr. Pepper, Inc.	193,780	5,995,553
Monster Beverage Corp. (a)	201,976	12,082,204
PepsiCo, Inc.	23,545	3,198,117
The Coca-Cola Co.	188,470	10,064,298
		35,784,739
Food & Staples Retailing - 1.0%
Costco Wholesale Corp.	31,092	9,321,693
Kroger Co.	312,692	8,548,999
		17,870,692
Food Products - 0.4%
Bunge Ltd.	45,338	2,420,142
Darling International, Inc. (a)	64,066	1,524,771
Mondelez International, Inc.	32,685	1,717,270
The Hershey Co.	6,246	925,407
		6,587,590
Household Products - 0.2%
Church & Dwight Co., Inc.	30,916	2,171,540
Colgate-Palmolive Co.	12,451	844,427
Kimberly-Clark Corp.	3,433	468,055
Procter & Gamble Co.	6,463	788,874
		4,272,896
Personal Products - 0.3%
Coty, Inc. Class A	196,248	2,264,702
Herbalife Nutrition Ltd. (a)	6,280	286,431
Unilever NV	32,107	1,910,141
		4,461,274
Tobacco - 0.3%
Altria Group, Inc.	106,923	5,314,073
Philip Morris International, Inc.	10,023	831,207
		6,145,280

TOTAL CONSUMER STAPLES		75,122,471

ENERGY - 1.2%
Energy Equipment & Services - 0.0%
Baker Hughes, A GE Co. Class A	24,373	546,443
Oil, Gas & Consumable Fuels - 1.2%
EOG Resources, Inc.	55,185	3,912,617
Hess Corp.	156,513	9,717,892
Noble Energy, Inc.	64,140	1,331,546
PDC Energy, Inc. (a)	11,816	268,578
Reliance Industries Ltd.	225,000	4,864,301
Valero Energy Corp.	14,356	1,370,854
		21,465,788

TOTAL ENERGY		22,012,231

FINANCIALS - 2.1%
Banks - 1.2%
Bank of America Corp.	168,173	5,603,524
First Bancorp, Puerto Rico	48,924	513,702
HDFC Bank Ltd. sponsored ADR	89,601	5,532,862
JPMorgan Chase & Co.	58,493	7,707,038
Signature Bank	3,156	389,324
Wells Fargo & Co.	33,147	1,805,186
		21,551,636
Capital Markets - 0.7%
BlackRock, Inc. Class A	9,562	4,732,329
Charles Schwab Corp.	159,033	7,872,134
T. Rowe Price Group, Inc.	9,189	1,135,393
		13,739,856
Consumer Finance - 0.2%
American Express Co.	22,572	2,711,349
Discover Financial Services	20,591	1,747,558
		4,458,907

TOTAL FINANCIALS		39,750,399

HEALTH CARE - 17.8%
Biotechnology - 10.9%
AbbVie, Inc.	48,359	4,242,535
ACADIA Pharmaceuticals, Inc. (a)	324,005	14,674,186
Agios Pharmaceuticals, Inc. (a)	87,310	3,396,359
Alector, Inc.	25,480	474,947
Alexion Pharmaceuticals, Inc. (a)	39,762	4,530,482
Alkermes PLC (a)	87,732	1,844,127
Allakos, Inc. (a)(b)	8,530	810,350
Allogene Therapeutics, Inc. (a)	46,798	1,318,768
Alnylam Pharmaceuticals, Inc. (a)	209,472	24,537,550
Amgen, Inc.	40,850	9,588,312
AnaptysBio, Inc. (a)	3,516	47,431
Argenx SE ADR (a)	9,329	1,381,158
Arrowhead Pharmaceuticals, Inc. (a)(b)	14,307	1,044,554
Ascendis Pharma A/S sponsored ADR (a)	3,333	383,895
aTyr Pharma, Inc.	5,861	28,719
Axcella Health, Inc.	22,691	90,764
BeiGene Ltd. (a)	88,504	1,358,956
BeiGene Ltd. ADR (a)	84,969	17,273,348
Biogen, Inc. (a)	1,866	559,445
BioNTech SE ADR (a)(b)	134,332	2,952,617
bluebird bio, Inc. (a)	30,587	2,475,712
Blueprint Medicines Corp. (a)	18,598	1,525,780
Bridgebio Pharma, Inc.	11,901	345,129
Calyxt, Inc. (a)	62,432	229,750
Cellectis SA sponsored ADR (a)	31,034	431,373
ChemoCentryx, Inc. (a)	126,014	3,822,005
Coherus BioSciences, Inc. (a)	15,032	270,426
Constellation Pharmaceuticals, Inc. (a)	19,702	917,325
Crinetics Pharmaceuticals, Inc. (a)	7,756	151,707
CRISPR Therapeutics AG (a)	3,000	214,950
Cyclerion Therapeutics, Inc. (a)	13,796	25,523
Denali Therapeutics, Inc. (a)(b)	23,948	426,035
Eidos Therapeutics, Inc. (a)(b)	5,757	324,292
Evelo Biosciences, Inc. (a)(b)	62,544	282,073
Exact Sciences Corp. (a)	10,526	852,711
Exelixis, Inc. (a)	167,127	2,779,322
Fate Therapeutics, Inc. (a)	130,100	2,032,162
G1 Therapeutics, Inc. (a)	13,402	289,483
Homology Medicines, Inc. (a)(b)	41,247	659,952
Hookipa Pharma, Inc.	3,634	36,740
Intercept Pharmaceuticals, Inc. (a)	7,264	787,200
Ionis Pharmaceuticals, Inc. (a)	337,610	21,593,536
Iovance Biotherapeutics, Inc. (a)	14,198	324,140
Ironwood Pharmaceuticals, Inc. Class A (a)	135,013	1,622,856
Karuna Therapeutics, Inc. (a)	67,460	4,849,025
Lexicon Pharmaceuticals, Inc. (a)(b)	238,714	842,660
Macrogenics, Inc. (a)	16,155	152,988
Mirati Therapeutics, Inc. (a)	12,527	1,262,346
Moderna, Inc. (b)	278,971	5,679,850
Momenta Pharmaceuticals, Inc. (a)	246,596	4,142,813
Morphic Holding, Inc.	17,066	271,008
Neon Therapeutics, Inc. (a)	32,783	37,373
Principia Biopharma, Inc. (a)	8,917	319,496
Protagonist Therapeutics, Inc. (a)	29,502	256,667
Prothena Corp. PLC (a)	50,769	650,859
Regeneron Pharmaceuticals, Inc. (a)	19,530	7,206,570
Rhythm Pharmaceuticals, Inc. (a)	16,966	380,887
Rigel Pharmaceuticals, Inc. (a)	422,272	945,889
Rubius Therapeutics, Inc. (a)(b)	172,215	1,326,056
Sage Therapeutics, Inc. (a)	93,244	14,431,374
Sarepta Therapeutics, Inc. (a)	13,774	1,549,437
Scholar Rock Holding Corp. (a)	40,846	347,599
Seres Therapeutics, Inc. (a)	127,383	503,163
Synthorx, Inc.	16,012	286,615
Syros Pharmaceuticals, Inc. (a)	50,089	255,454
The Medicines Company (a)(b)	86,832	7,311,254
Translate Bio, Inc. (a)	138,453	1,391,453
Turning Point Therapeutics, Inc.	9,601	539,768
Ultragenyx Pharmaceutical, Inc. (a)	9,193	364,502
uniQure B.V. (a)	38,273	2,130,275
UNITY Biotechnology, Inc. (a)(b)	110,699	854,596
Vertex Pharmaceuticals, Inc. (a)	24,476	5,427,553
Xencor, Inc. (a)	53,247	2,097,932
Zai Lab Ltd. ADR (a)	80,857	3,218,109
		201,992,256
Health Care Equipment & Supplies - 4.2%
Abbott Laboratories	43,708	3,734,849
Boston Scientific Corp. (a)	95,566	4,133,230
Danaher Corp.	55,454	8,095,175
DexCom, Inc. (a)	35,836	8,145,881
Genmark Diagnostics, Inc. (a)	54,412	303,619
Insulet Corp. (a)	77,589	14,408,277
Intuitive Surgical, Inc. (a)	18,811	11,153,042
Novocure Ltd. (a)	203,802	18,786,468
Penumbra, Inc. (a)	35,120	6,213,430
Presbia PLC (a)	47,367	284
Shockwave Medical, Inc. (a)	31,307	1,225,982
Stryker Corp.	7,693	1,575,988
		77,776,225
Health Care Providers & Services - 1.0%
Centene Corp. (a)	14,729	890,663
Humana, Inc.	2,291	781,758
Laboratory Corp. of America Holdings (a)	2,715	467,767
Notre Dame Intermedica Participacoes SA	40,943	545,720
UnitedHealth Group, Inc.	58,021	16,238,337
		18,924,245
Health Care Technology - 0.1%
Castlight Health, Inc. Class B (a)	60,143	83,599
Health Catalyst, Inc.	4,796	190,545
Teladoc Health, Inc. (a)	7,365	616,745
		890,889
Life Sciences Tools & Services - 0.5%
10X Genomics, Inc. (a)(b)	20,774	1,348,025
Adaptive Biotechnologies Corp. (b)	6,398	173,962
Bruker Corp.	7,809	399,743
Illumina, Inc. (a)	1,823	584,745
Thermo Fisher Scientific, Inc.	13,771	4,323,405
Wuxi Biologics (Cayman), Inc. (a)(c)	195,616	2,210,244
		9,040,124
Pharmaceuticals - 1.1%
Akcea Therapeutics, Inc. (a)(b)	220,577	4,294,634
Bristol-Myers Squibb Co.	53,787	3,062,632
Bristol-Myers Squibb Co. rights (a)	27,645	59,437
Fulcrum Therapeutics, Inc. (b)	26,053	321,755
Hansoh Pharmaceutical Group Co. Ltd. (c)	136,000	401,318
Intra-Cellular Therapies, Inc. (a)	99,135	962,601
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)	3,900	47,638
Kaleido Biosciences, Inc. (a)(b)	42,163	367,240
MyoKardia, Inc. (a)	69,863	4,551,574
Nektar Therapeutics (a)(b)	217,587	4,414,840
OptiNose, Inc. (a)	98,018	915,488
Sienna Biopharmaceuticals, Inc. (a)	81,661	13,744
Theravance Biopharma, Inc. (a)	65,868	1,433,288
		20,846,189

TOTAL HEALTH CARE		329,469,928

INDUSTRIALS - 4.9%
Aerospace & Defense - 1.1%
Lockheed Martin Corp.	4,188	1,637,634
The Boeing Co.	42,170	15,441,811
United Technologies Corp.	17,916	2,657,659
		19,737,104
Air Freight & Logistics - 0.2%
FedEx Corp.	1,096	175,415
United Parcel Service, Inc. Class B	27,285	3,266,833
		3,442,248
Airlines - 1.1%
Azul SA sponsored ADR (a)	16,503	614,572
Delta Air Lines, Inc.	27,177	1,557,514
JetBlue Airways Corp. (a)	206,805	3,985,132
Ryanair Holdings PLC sponsored ADR (a)	19,926	1,660,234
Southwest Airlines Co.	62,753	3,617,083
Spirit Airlines, Inc. (a)	17,734	692,867
United Continental Holdings, Inc. (a)	29,151	2,705,213
Wizz Air Holdings PLC (a)(c)	102,000	5,210,706
		20,043,321
Building Products - 0.0%
Resideo Technologies, Inc. (a)	11,574	113,194
Commercial Services & Supplies - 0.0%
HomeServe PLC	43,200	673,240
Electrical Equipment - 0.2%
AMETEK, Inc.	873	86,436
Eaton Corp. PLC	10,688	988,640
Emerson Electric Co.	14,808	1,093,719
Generac Holdings, Inc. (a)	5,278	519,883
		2,688,678
Industrial Conglomerates - 0.6%
3M Co.	15,581	2,645,186
Honeywell International, Inc.	45,628	8,146,879
		10,792,065
Machinery - 0.7%
Caterpillar, Inc.	12,598	1,823,309
Deere & Co.	24,012	4,035,217
Fortive Corp.	18,305	1,321,072
Illinois Tool Works, Inc.	11,753	2,048,900
Ingersoll-Rand PLC	5,034	660,008
Xylem, Inc.	47,122	3,652,426
		13,540,932
Professional Services - 0.0%
CoStar Group, Inc. (a)	961	588,958
Verisk Analytics, Inc.	1,319	194,526
		783,484
Road & Rail - 1.0%
Lyft, Inc.	86,864	4,254,599
Uber Technologies, Inc.	223,898	6,627,381
Union Pacific Corp.	42,201	7,426,954
		18,308,934

TOTAL INDUSTRIALS		90,123,200

INFORMATION TECHNOLOGY - 36.6%
Communications Equipment - 0.4%
Arista Networks, Inc. (a)	1,951	380,699
Ciena Corp. (a)	12,618	478,979
Cisco Systems, Inc.	29,891	1,354,361
Infinera Corp. (a)	557,801	3,558,770
NETGEAR, Inc. (a)	37,970	953,427
		6,726,236
Electronic Equipment & Components - 0.0%
Arlo Technologies, Inc. (a)	175,334	606,656
TE Connectivity Ltd.	3,828	354,894
		961,550
IT Services - 7.0%
Actua Corp. (a)(d)	66,193	18,534
Adyen BV (a)(c)	285	218,616
Black Knight, Inc. (a)	20,798	1,310,482
IBM Corp.	3,034	407,921
MasterCard, Inc. Class A	82,604	24,139,367
MongoDB, Inc. Class A (a)	16,811	2,499,796
Okta, Inc. (a)	14,393	1,867,924
PayPal Holdings, Inc. (a)	213,189	23,026,544
Riskified Ltd. warrants (a)(d)(e)	168	0
Shopify, Inc. Class A (a)	121,600	40,997,775
Square, Inc. (a)	80,560	5,568,307
Visa, Inc. Class A	143,916	26,553,941
Wix.com Ltd. (a)	20,324	2,456,968
		129,066,175
Semiconductors & Semiconductor Equipment - 9.5%
Advanced Micro Devices, Inc. (a)	482,888	18,905,065
Applied Materials, Inc.	62,971	3,646,021
ASML Holding NV	15,998	4,329,379
Broadcom, Inc.	9,685	3,062,494
Cirrus Logic, Inc. (a)	50,487	3,619,918
Cree, Inc. (a)	29,307	1,295,662
Intel Corp.	3,433	199,286
KLA-Tencor Corp.	10,141	1,661,704
Marvell Technology Group Ltd.	157,308	4,148,212
Mellanox Technologies Ltd. (a)	1,800	206,820
Micron Technology, Inc. (a)	91,634	4,353,531
NVIDIA Corp.	487,917	105,751,131
Qualcomm, Inc.	33,764	2,820,982
Silicon Laboratories, Inc. (a)	123,144	13,044,644
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	70,366	3,735,731
Texas Instruments, Inc.	53,725	6,458,282
		177,238,862
Software - 13.1%
2U, Inc. (a)(b)	14,525	362,254
Adobe, Inc. (a)	61,153	18,928,688
Atlassian Corp. PLC (a)	17,301	2,199,130
Autodesk, Inc. (a)	33,654	6,088,009
Avalara, Inc. (a)	2,922	228,004
Cadence Design Systems, Inc. (a)	10,788	757,857
Cloudflare, Inc. (a)	139,523	2,717,908
Coupa Software, Inc. (a)	19,189	2,945,320
Crowdstrike Holdings, Inc.	3,303	191,574
CyberArk Software Ltd. (a)	4,953	606,990
Datadog, Inc. Class A (a)	4,495	183,261
DocuSign, Inc. (a)	2,285	162,715
Elastic NV (a)	7,995	634,883
HubSpot, Inc. (a)	61,065	9,220,815
Intuit, Inc.	19,421	5,027,903
LivePerson, Inc. (a)	51,570	2,046,813
Medallia, Inc. (b)	27,265	827,765
Microsoft Corp.	558,904	84,606,888
Nutanix, Inc. Class A (a)	675,141	25,216,516
Oracle Corp.	108,736	6,104,439
Pagerduty, Inc. (b)	2,657	69,215
Paylocity Holding Corp. (a)	4,661	570,134
Ping Identity Holding Corp. (a)	6,390	143,328
Pluralsight, Inc. (a)	8,564	145,502
Q2 Holdings, Inc. (a)	17,864	1,508,258
RingCentral, Inc. (a)	2,479	427,553
Salesforce.com, Inc. (a)	375,602	61,181,810
Tenable Holdings, Inc. (a)	840	22,806
Workday, Inc. Class A (a)	1,099	196,853
Zendesk, Inc. (a)	79,180	6,255,220
Zoom Video Communications, Inc. Class A (b)	2,334	173,883
Zscaler, Inc. (a)(b)	59,866	3,120,815
		242,873,109
Technology Hardware, Storage & Peripherals - 6.6%
Apple, Inc.	429,498	114,783,336
Pure Storage, Inc. Class A (a)	367,059	5,898,638
Samsung Electronics Co. Ltd.	35,145	1,496,481
		122,178,455

TOTAL INFORMATION TECHNOLOGY		679,044,387

MATERIALS - 0.5%
Chemicals - 0.3%
CF Industries Holdings, Inc.	66,490	3,072,503
Corteva, Inc.	7,341	191,013
Dow, Inc.	12,973	692,369
DowDuPont, Inc.	5,667	367,278
LG Chemical Ltd.	580	150,487
The Mosaic Co.	88,760	1,690,878
		6,164,528
Metals & Mining - 0.2%
Barrick Gold Corp. (Canada)	215,946	3,632,698

TOTAL MATERIALS		9,797,226

REAL ESTATE - 0.3%
Equity Real Estate Investment Trusts (REITs) - 0.3%
American Tower Corp.	26,050	5,575,482
UTILITIES - 0.0%
Electric Utilities - 0.0%
ORSTED A/S (c)	7,305	673,252
TOTAL COMMON STOCKS
(Cost $1,666,541,479)		1,844,776,656

Preferred Stocks - 0.2%
Convertible Preferred Stocks - 0.1%
CONSUMER STAPLES - 0.1%
Food & Staples Retailing - 0.1%
Blink Health LLC Series C (d)(e)	47,796	1,824,660
Sweetgreen, Inc.:
Series C (d)(e)	54	923
Series D (d)(e)	862	14,740
Series I (d)(e)	2,032	34,747
		1,875,070
INFORMATION TECHNOLOGY - 0.0%
IT Services - 0.0%
Riskified Ltd. Series E (d)(e)	800	190,288
Software - 0.0%
Bird Rides, Inc. Series D (d)(e)	4,500	58,130
TOTAL INFORMATION TECHNOLOGY		248,418

TOTAL CONVERTIBLE PREFERRED STOCKS		2,123,488

Nonconvertible Preferred Stocks - 0.1%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Petroleo Brasileiro SA - Petrobras (PN) sponsored ADR (non-vtg.)	100,807	1,383,072
FINANCIALS - 0.0%
Banks - 0.0%
Itau Unibanco Holding SA	72	589

TOTAL NONCONVERTIBLE PREFERRED STOCKS		1,383,661

TOTAL PREFERRED STOCKS
(Cost $3,408,883)		3,507,149

Money Market Funds - 3.1%
Fidelity Cash Central Fund 1.61% (f)	13,403,990	13,406,671
Fidelity Securities Lending Cash Central Fund 1.61% (f)(g)	43,541,596	43,545,950
TOTAL MONEY MARKET FUNDS
(Cost $56,952,621)		56,952,621
TOTAL INVESTMENT IN SECURITIES - 102.8%
(Cost $1,726,902,983)		1,905,236,426
NET OTHER ASSETS (LIABILITIES) - (2.8)%		(51,593,681)
NET ASSETS - 100%		$1,853,642,745

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $9,504,283 or 0.5% of net assets.

 (d) Level 3 security

 (e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,123,488 or 0.1% of net assets.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Bird Rides, Inc. Series D	9/30/19	$58,130
Blink Health LLC Series C	11/7/19	$1,824,660
Riskified Ltd. Series E	10/28/19	$190,288
Riskified Ltd. warrants	10/28/19	$0
Sweetgreen, Inc. Series C	9/13/19	$923
Sweetgreen, Inc. Series D	9/13/19	$14,740
Sweetgreen, Inc. Series I	9/13/19	$34,747

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$30,946
Fidelity Securities Lending Cash Central Fund	217,970
Total	$248,916

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$245,298,573	$242,751,530	$2,547,043	$--
Consumer Discretionary	347,909,507	347,909,507	--	--
Consumer Staples	76,997,541	73,212,330	1,910,141	1,875,070
Energy	23,395,303	23,395,303	--	--
Financials	39,750,988	39,750,988	--	--
Health Care	329,469,928	329,469,928	--	--
Industrials	90,123,200	90,123,200	--	--
Information Technology	679,292,805	679,025,853	--	266,952
Materials	9,797,226	9,797,226	--	--
Real Estate	5,575,482	5,575,482	--	--
Utilities	673,252	673,252	--	--
Money Market Funds	56,952,621	56,952,621	--	--
Total Investments in Securities:	$1,905,236,426	$1,898,637,220	$4,457,184	$2,142,022

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	89.4%
Canada	2.6%
Cayman Islands	2.5%
Germany	1.5%
Bailiwick of Jersey	1.3%
Others (Individually Less Than 1%)	2.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		November 30, 2019
Assets
Investment in securities, at value (including securities loaned of $42,909,807) — See accompanying schedule: Unaffiliated issuers (cost $1,669,950,362)	$1,848,283,805
Fidelity Central Funds (cost $56,952,621)	56,952,621
Total Investment in Securities (cost $1,726,902,983)		$1,905,236,426
Cash		3,028
Receivable for investments sold		2,688,182
Receivable for fund shares sold		204,788
Dividends receivable		1,067,377
Distributions receivable from Fidelity Central Funds		174,216
Total assets		1,909,374,017
Liabilities
Payable for investments purchased	$10,682,115
Payable for fund shares redeemed	861,798
Accrued management fee	640,987
Other payables and accrued expenses	422
Collateral on securities loaned	43,545,950
Total liabilities		55,731,272
Net Assets		$1,853,642,745
Net Assets consist of:
Paid in capital		$1,678,702,689
Total accumulated earnings (loss)		174,940,056
Net Assets		$1,853,642,745
Net Asset Value, offering price and redemption price per share ($1,853,642,745 ÷ 165,687,612 shares)		$11.19

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period June 13, 2019 (commencement of operations) to November 30, 2019
Investment Income
Dividends		$2,038,032
Income from Fidelity Central Funds (including $217,970 from security lending)		248,916
Total income		2,286,948
Expenses
Management fee	$1,383,800
Independent trustees' fees and expenses	781
Total expenses before reductions	1,384,581
Expense reductions	(278)
Total expenses after reductions		1,384,303
Net investment income (loss)		902,645
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(4,293,358)
Foreign currency transactions	(2,522)
Total net realized gain (loss)		(4,295,880)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	178,333,443
Assets and liabilities in foreign currencies	(152)
Total change in net unrealized appreciation (depreciation)		178,333,291
Net gain (loss)		174,037,411
Net increase (decrease) in net assets resulting from operations		$174,940,056

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period June 13, 2019 (commencement of operations) to November 30, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$902,645
Net realized gain (loss)	(4,295,880)
Change in net unrealized appreciation (depreciation)	178,333,291
Net increase (decrease) in net assets resulting from operations	174,940,056
Share transactions
Proceeds from sales of shares	1,747,943,851
Cost of shares redeemed	(69,241,162)
Net increase (decrease) in net assets resulting from share transactions	1,678,702,689
Total increase (decrease) in net assets	1,853,642,745
Net Assets
Beginning of period	–
End of period	$1,853,642,745
Other Information
Shares
Sold	172,314,857
Redeemed	(6,627,245)
Net increase (decrease)	165,687,612

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Growth Company K6 Fund

Year ended November 30,	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.01
Net realized and unrealized gain (loss)	1.18
Total from investment operations	1.19
Net asset value, end of period	$11.19
Total ReturnC,D	11.90%
Ratios to Average Net AssetsE,F
Expenses before reductions	.45%G
Expenses net of fee waivers, if any	.45%G
Expenses net of all reductions	.45%G
Net investment income (loss)	.29%G
Supplemental Data
Net assets, end of period (000 omitted)	$1,853,643
Portfolio turnover rateH	16%I,J

 A For the period June 13, 2019 (commencement of operations) to November 30, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2019

1. Organization.

Fidelity Growth Company K6 Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$195,487,431
Gross unrealized depreciation	(17,667,720)
Net unrealized appreciation (depreciation)	$177,819,711
Tax Cost	$1,727,416,715

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$900,123
Capital loss carryforward	$(3,779,626)
Net unrealized appreciation (depreciation) on securities and other investments	$177,819,559

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(3,779,626)
Total no expiration	$(3,779,626)

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $192,799,759 and $73,011,193, respectively.

Unaffiliated Exchanges In-Kind. During the period, the Fund received investments and cash valued at $1,139,314,707 in exchange for 112,262,255 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .45% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Growth Company K6 Fund	$2,794

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Exchanges In-Kind. During the period, the Fund received investments and cash valued at $419,018,006 in exchange for 41,776,471 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to NFS, as affiliated borrower, at period end was $2,957,559. Total fees paid by the Fund to NFS, as lending agent, amounted to $23,670. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $19,813 from securities loaned to NFS, as affiliated borrower.

7. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $264 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $14.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Effective January 1, 2020, following any required regulatory notices and approvals:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Mt. Vernon Street Trust and Shareholders of Fidelity Growth Company K6 Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Growth Company K6 Fund (the “Fund”), a fund of Fidelity Mt. Vernon Street Trust, including the schedule of investments, as of November 30, 2019, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from June 13, 2019 (commencement of operations) to November 30, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2019, and the results of its operations, the changes in its net assets and the financial highlights for the period from June 13, 2019 (commencement of operations) to November 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2019, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

January 14, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 302 funds. Mr. Wiley oversees 199 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as Secretary and CLO of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 13, 2019 to November 30, 2019). The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (June 1, 2019 to November 30, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value November 30, 2019	Expenses Paid During Period
Actual	.45%	$1,000.00	$1,119.00	$2.23-B
Hypothetical-C		$1,000.00	$1,022.81	$2.28-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 171/365 (to reflect the period June 13, 2019 to November 30, 2019).

 C 5% return per year before expenses

 D Hypothetical expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Growth Company K6 Fund

On March 6, 2019, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are collectively referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting,training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operationscapabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered the nature, extent, quality, and cost of advisory, administrative, and shareholder services to be performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment Performance.  The fund is a new fund and therefore had no historical performance for the Board to review at the time it approved the fund's Advisory Contracts. The Board considered the Investment Advisers' strength in fundamental, research-driven security selection, which the Board is familiar with through its supervision of other Fidelity funds.

Based on its review, the Board concluded that the nature, extent, and quality of services to be provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  In reviewing the Advisory Contracts, the Board considered the fund's proposed management fee rate out of which FMR will pay all operating expenses, with certain limited exceptions, and the projected total expense ratio of the fund. The Board noted that the fund's proposed management fee rate is lower than the median fee rate of funds with similar Lipper investment objective categories and comparable investment mandates, regardless of whether their management fee structures are comparable. The Board also considered that the projected total expense ratio of the fund is below the median of those funds and classes used by the Board for management fee comparisons that have a similar sales load structure.

Based on its review, the Board concluded that the fund's management fee and projected total expense ratio were reasonable in light of the services that the fund and its shareholders will receive and the other factors considered.

Costs of the Services and Profitability.  The fund is a new fund and therefore no revenue, cost, or profitability data was available for the Board to review in respect of the fund at the time it approved the Advisory Contracts. In connection with its future renewal of the fund's Advisory Contracts, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

Economies of Scale.  The Board will consider economies of scale when there is operating experience to permit assessment thereof. It noted that, notwithstanding the entrepreneurial risk associated with a new fund, the management fee was at a level normally associated, by comparison with competitors, with very high fund net assets, and Fidelity asserted to the Board that the level of the fee anticipated economies of scale at lower asset levels even before, if ever, economies of scale are achieved. The Board also noted that the fund and its shareholders would have access to the very considerable number and variety of services available through Fidelity and its affiliates.

Board Approval of Amended and Restated Investment Advisory Contracts

Fidelity Growth Company K6 Fund

At its November 2019 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve an amended and restated management contract and amended and restated sub-advisory agreements (together, the Amended and Restated Contracts) for the fund, effective January 1, 2020, for a one month period through January 31, 2020, in connection with an upcoming consolidation of certain of Fidelity's advisory businesses.

The Board considered that, on or about January 1, 2020, each of FMR Co., Inc. (FMRC), Fidelity Investments Money Management, Inc. (FIMM), and SelectCo, LLC (SelectCo) will merge with and into Fidelity Management & Research Company (FMR) and that, after the merger, FMR will redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that the Amended and Restated Contracts would be updated to reflect the renamed adviser, Fidelity Management & Research Company LLC and its new form of organization and domicile. The Board also noted that the Amended and Restated Contracts will not change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees or expenses paid by the fund.

The Board concluded that the fund’s Amended and Restated Contracts are fair and reasonable, and that the fund’s Advisory Contracts should be approved through January 31, 2020.

In connection with its consideration of future renewals of the fund’s Amended and Restated Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund’s management fee structure is fair and reasonable, and that the continuation of the fund’s Amended and Restated Contracts should be approved.

GCF-K6-ANN-0120
1.9893924.100

Item 2.

Code of Ethics

As of the end of the period, November 30, 2019, Fidelity Mt. Vernon Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Growth Company Fund, Fidelity Growth Company K6 Fund and Fidelity Series Growth Company Fund (the “Funds”):

Services Billed by Deloitte Entities

November 30, 2019 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Growth Company Fund	$81,000	$100	$6,200	$1,700
Fidelity Growth Company K6 Fund	$61,000	$-	$6,000	$500
Fidelity Series Growth Company Fund	$67,000	$100	$6,200	$1,600

November 30, 2018 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Growth Company Fund	$108,000	$100	$19,000	$2,300
Fidelity Growth Company K6 Fund	$-	$-	$-	$-
Fidelity Series Growth Company Fund	$70,000	$100	$19,000	$1,900

A Amounts may reflect rounding.

B Fidelity Growth Company K6 Fund commenced operations on June 13, 2019.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Flex Mid Cap Growth Fund, Fidelity Growth Strategies Fund, Fidelity Growth Strategies K6 Fund and Fidelity New Millennium Fund (the “Funds”):

Services Billed by PwC

November 30, 2019 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Flex Mid Cap Growth Fund	$45,000	$3,400	$3,200	$1,500
Fidelity Growth Strategies Fund	$56,000	$3,800	$3,300	$1,700
Fidelity Growth Strategies K6 Fund	$49,000	$3,400	$3,200	$1,500
Fidelity New Millennium Fund	$61,000	$4,900	$101,700	$2,200

November 30, 2018 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Flex Mid Cap Growth Fund	$38,000	$3,200	$2,600	$1,600
Fidelity Growth Strategies Fund	$49,000	$4,200	$8,200	$2,100
Fidelity Growth Strategies K6 Fund	$38,000	$3,200	$4,000	$1,600
Fidelity New Millennium Fund	$64,000	$5,500	$3,800	$2,700

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	November 30, 2019A,B	November 30, 2018A,B
Audit-Related Fees	$290,000	$5,000
Tax Fees	$5,000	$5,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Growth Company K6 Fund’s commencement of operations.

Services Billed by PwC

	November 30, 2019A	November 30, 2018A
Audit-Related Fees	$7,890,000	$7,745,000
Tax Fees	$10,000	$20,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	November 30, 2019A,B	November 30, 2018A,B
Deloitte Entities	$595,000	$520,000
PwC	$12,675,000	$10,985,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Growth Company K6 Fund’s commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to

be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Mt. Vernon Street Trust

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	January 24, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	January 24, 2020

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	January 24, 2020